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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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First Financial Bancorp.
(Name of Registrant as Specified In Its Charter)

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Notice of Annual Meeting of Shareholders

Items of Business:

Our Annual Meeting of Shareholders will be held at 10:00 am Eastern Time, Tuesday, May 26, 2020. You can attend the 2020 Annual Meeting online and vote your shares electronically. The Annual Meeting will be completely virtual and conducted through the online means described below. The Annual Meeting of Shareholders is held for the following purposes:

1.  To elect twelve directors nominated by the Board of Directors to serve until the next annual meeting of shareholders and until their respective successors have been elected;

2.  To ratify the appointment of Crowe LLP as our independent registered public accounting firm for 2020;

3.  To approve the First Financial Bancorp. 2020 Stock Plan;

4.  To approve, on an advisory basis, the compensation of the Company's executive officers; and

5.  To consider and act upon any other matters that may properly come before the meeting.

Only shareholders of record at the close of business on March 27, 2020 are eligible to participate and entitled to vote at the Annual Meeting or at any adjournment of the Annual Meeting.

About the Meeting: Meeting Date: May 26, 2020 Time: 10:00 am Eastern Time Virtual Shareholder Meeting: www.virtualshareholdermeeting.com/ffbc20 Record Date: March 27, 2020 Mailing Date: April 16, 2020

BY ORDER OF THE BOARD OF DIRECTORS

Karen B. Woods
Corporate Secretary

Important Notice regarding the Internet availability of Proxy Materials for the Annual Meeting The proxy statement and 2019 Annual Report are available at www.bankatfirst.com/investor. Your vote is very important. We urge all shareholders to vote on the matters listed above and described in the proxy statement as soon as possible, whether or not they attend the online Annual Meeting. For your convenience, you may attend the webcast of the meeting via the Internet at www.virtualshareholdermeeting.com/ffbc20 when you enter your 16-digit control number included with the Notice of Internet Availability or proxy card. Instructions on how to attend and participate in the Annual Meeting via the webcast are posted at www.virtualshareholdermeeting.com/ffbc20. You will be able to vote your shares while attending the Annual Meeting by following the instructions on the website. While our management will address questions from shareholders who have submitted their questions electronically prior to the Annual Meeting, the webcast will not allow you to ask questions of management during the meeting. You may visit www.proxyvote.com at any time prior to the Annual Meeting to ask questions of our executive management that may be addressed in the Annual Meeting and access information about the Company.

Proxy and Annual Meeting Summary

We are sending this proxy statement and the accompanying proxy card to you as a shareholder of First Financial Bancorp., an Ohio corporation, in connection with the solicitation of proxies for the 2020 Annual Meeting of Shareholders (the "Annual Meeting"). Our Board of Directors is soliciting proxies for use at the Annual Meeting, or at any postponement or adjournment of the Annual Meeting.	If you would like to help us reduce our costs incurred in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

Voting Matters

Proposal		Approval Required	Board's Recommendation	Page Reference

1.	Election of Directors	Affirmative vote of a plurality	For Each Nominee	8
2.	Ratify the Appointment of Crowe LLP as our Independent Registered Public Accounting Firm for 2020	Majority of votes present, in person or by proxy, and entitled to vote		21
3.	Approve First Financial Bancorp. 2020 Stock Plan	Majority of votes present, in person or by proxy, and entitled to vote		23
4.	Approve, on an Advisory Basis, the Compensation of the Company's Executive Officers	Majority of votes present, in person or by proxy, and entitled to vote		32

We are not aware of any other matters that will be brought before the shareholders for a vote at the Annual Meeting. If any other matter is properly brought before the meeting, your completed proxy may, if you have so selected, give your proxies the authority to vote on these other matters in their best judgment.

In this proxy statement, the "Company," "First Financial," "First Financial Bancorp," "we," "our," or "us" all refer to First Financial Bancorp. and its subsidiaries, unless the context otherwise requires. We also refer to the Board of Directors of First Financial as the "Board." References in this proxy statement to "common shares" or "shares" refer to the Company's common shares.

Unless otherwise noted, the information in this proxy statement covers our 2019 fiscal year that began January 1, 2019 and ended December 31, 2019.

How to Vote

Review the proxy statement and vote in one of these three ways:

Vote Online	Vote by Phone	Vote by Mail

■ Before the Meeting: Go to www.proxyvote.com ■ During the Meeting: Go to www.virtualshareholdermeeting.com/ffbc20	By calling 1-800-690-6903	By signing, dating, and returning your proxy card in the enclosed envelope

2020 Proxy Statement    |    Proxy and Annual Meeting Summary        1

First Financial Bancorp Board of Directors

Director Nominees

The first item of business at the Annual Meeting will be the election of twelve directors of the Company. The nominees, including their occupation and committee memberships during 2019, are set forth in the table below.

Name	Age	Occupation	Director Since	Audit	Compensation	Corporate Governance and Nominating	Enterprise Risk and Compliance	Capital Markets

J. Wickliffe Ach	71	Retired as President and Chief Executive Officer of Hixson Inc.	2007			C

William G. Barron	70	Chairman and President of Wm. G. Barron Enterprises, Inc.	2018			M	M

Vincent A. Berta	61	President and Managing Director of Covington Capital, LLC	2018				CC	M

Cynthia O. Booth	62	President and Chief Executive Officer of COBCO Enterprises, LLC	2010				CC	VC

Archie M. Brown	59	President and Chief Executive Officer of First Financial Bancorp. and First Financial Bank	2018

Claude E. Davis	59	Chairman of First Financial Bancorp, and First Financial Bank, and Managing Director of Brixey and Meyer Capital	2004

Corinne R. Finnerty	63	Principal and sole shareholder of the law firm of McConnell Finnerty PC	1998			M	M

Susan L. Knust	66	Owner and Manager of several businesses that own, lease and manage industrial and commercial real estate	2005		VC			M

William J. Kramer	59	Vice President of Operations and director of Valco Companies, Inc.	2005	C	M

John T. Neighbours	70	General Counsel and advisor to the board of AmeriQual Group Holdings	2016				M	M

Thomas M. O'Brien	63	Senior advisor with the Boston Consulting Group	2018	M	C

Maribeth S. Rahe	71	President and Chief Executive Officer of Fort Washington Investment Advisors, Inc.	2010	M				C

C = Chairperson

CC = Co-Chairperson

VC = Vice Chairman

M = Member

2        2020 Proxy Statement    |    Proxy and Annual Meeting Summary

Board Highlights

Business Highlights

2019 was the first full year of operations following the merger of First Financial and MainSource Financial Group, Inc. that was completed in April 2018. As projected when the merger was announced, the combination of First Financial and MainSource resulted in the creation of a top quartile performing bank. During 2019, the Company continued to execute upon its strategic plan, making several investments in order to position itself to compete innovate and win as discussed in the business highlights on page 46 of this proxy statement.

1.
Non-GAAP financial measure which management believes facilitates a better understanding of the Company's financial condition. See Appendix A for Non-GAAP reconciliation.

2020 Proxy Statement    |    Proxy and Annual Meeting Summary        3

Questions and Answers about this Proxy Statement and the Annual Meeting

Why am I receiving this Proxy Statement?

We are making available this Notice of Annual Meeting of Shareholders, proxy statement, and annual report for the year ended December 31, 2019 (the "proxy materials"), either online or by mail, in connection with the 2020 Annual Meeting of Shareholders of First Financial because you were a shareholder of record of the Company as of the close of business on March 27, 2020 (the "record date"). This proxy statement describes the matters on which you are asked to vote and provides information about those matters and about the Company so that you can make an informed decision.

This proxy statement and related materials are being mailed to, or can be accessed online by, shareholders on or about April 16, 2020.

What is Notice and Access and why did First Financial elect to use it?

We are making the proxy materials and annual report available to our shareholders electronically via the Internet under the Notice and Access regulations of the U.S. Securities and Exchange Commission ("SEC"). Many of our shareholders have received a Notice of Internet Availability of Proxy Materials ("Notice of Internet Availability") in lieu of receiving a full set of printed materials in the mail. We are using the Notice and Access method to expedite distribution and reduce the costs associated with printing and mailing these materials.

The Notice of Internet Availability includes information on how to access and review the proxy materials and how to vote online, by phone, or by attending the Annual Meeting virtually via the Internet. The proxy materials and annual report, as well as other reports filed with or furnished to the SEC, can be accessed free of charge at www.bankatfirst.com/investor. You may also access this information by searching "Company Filings" at www.sec.gov.

I received a Notice of Internet Availability of Proxy Materials only. How can I receive printed copies of the proxy statement and annual report?

Shareholders may receive a printed copy of the annual report and proxy materials, free of charge, by following the instructions on the Notice of Internet Availability for receiving such materials:

  1) BY INTERNET: www.proxyvote.com
  2)   BY TELEPHONE: 1-800-579-1639
  3)   BY E-MAIL: sendmaterial@proxyvote.com

Who is paying for the cost of this proxy solicitation?

First Financial is paying for the costs associated with preparing, printing and mailing these proxy materials. In addition, we will reimburse banks, brokers and other custodians, nominees and fiduciaries for reasonable expenses incurred in forwarding the proxy materials to beneficial owners of our shares and soliciting their proxies.

In the event the Board hires a third party to solicit proxies, First Financial will pay the costs associated with the third-party proxy solicitor. Our directors, officers and associates also may solicit proxies from our shareholders by further mailings, personal contact, phone, or e-mail, but these individuals will not receive additional compensation for this solicitation activity.

Who can vote at the Annual Meeting?

Only shareholders of record at the close of business on March 27, 2020 will be entitled to notice of and to vote at the Annual Meeting. Each common share owned at the close of business on March 27, 2020 entitles its owner to one vote on each proposal being considered at the Annual Meeting.

The common shares are the Company's only voting securities entitled to vote at the Annual Meeting. At the close of business on March 27, 2020, there were 97,968,911 common shares outstanding and entitled to vote.

4        2020 Proxy Statement    |    Questions and Answers about this Proxy Statement and the Annual Meeting

How do I vote my shares?

Even if you plan to attend the Annual Meeting virtually via the Internet, as described below, we strongly encourage you to vote prior to the meeting. Shareholders of record may vote using any of the following methods:

  Online Voting:  You may vote before or during the meeting through the Internet as instructed on your Notice of Internet Availability or proxy card. Before the Annual Meeting, you may go to http://www.proxyvote.com to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 25, 2020. During the meeting, you may go to www.virtualshareholdermeeting.com/ffbc20 to attend the meeting via webcast and vote online. You should have your proxy card or Notice of Internet Availability in hand when you access either of these websites and follow the instructions to obtain your records and to vote.

  Vote by Phone:  Telephone voting is available toll-free at 1-800-690-6903 up until 11:59 pm Eastern Time on May 25, 2020. You should have your proxy card or Notice of Internet Availability or proxy card in hand when making this call.

  Vote by Mail:  Complete, sign and date your proxy card and return it in the envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy cards must be received by 11:59 p.m. Eastern Time on May 25, 2020.

If you hold your shares in "street name" at a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee on how to vote your shares.

What is the difference between holding shares directly as a shareholder of record and holding shares in "street name" at a bank, broker or other nominee?

  Shareholder of Record:  If your shares are registered directly in your name with our transfer agent, Computershare Shareholder Services, you are considered the shareholder of record and the proxy materials or a Notice of Internet Availability were sent directly to you. As the shareholder of record, you have the right to grant your voting proxy directly by using the enclosed proxy card, through the online voting methods described in this proxy statement, by phone, or by voting electronically during the Annual Meeting.

  Holding shares in "street name" at a bank, broker or other nominee:  If your shares are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in "street name." The proxy materials, Notice of Internet Availability, or voting instruction card was forwarded to you by your bank, broker or other nominee who is considered the shareholder of record of your shares. Your bank, broker or other nominee will send you, as the beneficial owner, separate information describing how you can vote your shares.

What happens if I sign, date and return my proxy card, or complete the online or telephonic proxy methods, but do not specify how I want my shares voted on one or more of the proposals?

Your shares will be voted in the manner you specify on each proposal. If you are a shareholder of record and sign, date and return a proxy or submit a proxy online or by telephone, but do not provide voting instructions on one or more proposals, your vote will be counted as a vote "for" all of the Company's nominees for directors and "for" Proposals 2, 3 and 4.

If you hold your shares in "street name" and have not returned voting instructions on one or more proposals, your bank, broker or nominee may vote your shares only on those proposals for which it has discretion to vote. We believe that under applicable rules, your bank, broker or nominee has discretion to vote your shares on the ratification of our independent registered accounting firm (Proposal 2), which is considered a routine matter. However, your bank, broker or nominee does not have discretion to vote your shares on certain other matters considered non-routine such as the election of directors (Proposal 1), the approval of the First Financial Bancorp. 2020 Stock Plan (Proposal 3) or the advisory approval of executive compensation (Proposal 4). If you do not provide voting instructions on a non-routine proposal, your shares will be considered "broker non-votes." The effect of a "broker non-vote" on each proposal is detailed in the questions and answers under the heading "Annual Meeting Information" below.

What if I indicate "Withheld" with respect to the election of one or more directors or "Abstain" with respect to any of the other proposals being considered?

The effect of these voting specifications on each proposal is detailed in the questions and answers under the heading "Annual Meeting Information" below.

2020 Proxy Statement    |    Questions and Answers about this Proxy Statement and the Annual Meeting        5

Can I change my proxy vote?

You may revoke your proxy at any time before it is actually exercised at the Annual Meeting by:

  ■
  Sending a written notice of revocation to First Financial Bancorp., Attn: Karen B. Woods, Corporate Secretary, 255 East Fifth Street, Suite 2900, Cincinnati, Ohio 45202;

  ■
  Delivering a later-dated proxy (including by using the online or telephone voting methods); or

  ■
  Attending the virtual Annual Meeting and giving notice of revocation electronically during the meeting.

If you hold your shares in "street name" and instructed your bank, broker or other nominee to vote your common shares and you would like to revoke or change your vote, you must follow the instructions provided by your bank, broker or other nominee.

What if my shares are held through the First Financial Bancorp. 401(k) Savings Plan (applicable to traditional or Roth contribution plans)?

You will receive an electronic Notice of Internet Availability unless you opted to receive paper copies of the proxy materials. The Notice of Internet Availability will contain voting instructions for all shares registered in the exact same name, whether inside or outside of the First Financial Bancorp. 401(k) Savings Plan (the "Savings Plan"). If you hold shares outside of the Savings Plan and they are not registered in the same name as those within the Savings Plan, you will receive a separate Notice of Internet Availability or proxy card for the shares held outside of the Savings Plan.

Voting instructions with respect to shares held in the Savings Plan must be received by 11:59 pm Eastern Time on May 21, 2020. All voting instructions you give with respect to these shares will be kept confidential. If you do not timely submit voting instructions for these shares, the shares allocated to you, together with all unallocated shares held in the Savings Plan, will be voted in accordance with the pro-rata vote of participants in the Savings Plan who did provide instructions.

Who should I contact if I have questions about this proxy solicitation and where can I get assistance in voting my shares?

You may contact us at InvestorRelations@bankatfirst.com or call our Investor Relations department toll free at 1-877-322-9530 if you have any questions or need assistance in voting.

How many votes must be present in person or by proxy to hold the Annual Meeting?

A quorum must exist before business can be conducted at the Annual Meeting. Under our Amended and Restated Regulations (the "Amended Regulations"), a quorum will exist if a majority of the common shares outstanding as of the record date are present in person or by proxy. At the close of business on March 27, 2020, there were 97,968,911 common shares outstanding. A majority, or 48,984,456 common shares, present in person or by proxy, will constitute a quorum.

6        2020 Proxy Statement    |    Questions and Answers about this Proxy Statement and the Annual Meeting

What proposals are being considered and how many votes are needed for each proposal to be approved by the shareholders?

Proposal		Approval Required	Effect of an Abstention (or Withheld Vote with respect to Proposal 1)	Effect of a Broker Non-Vote

1.	Election of Directors	Affirmative vote of a plurality	No effect on election voting but see "Policy on Majority Voting" in the Corporate Governance section of this proxy statement	No effect
2.	Ratify the Appointment of Crowe LLP as our Independent Registered Accounting Firm for 2020	Majority of votes present, in person or by proxy, and entitled to vote	Will be treated as a vote AGAINST the proposal	Not Applicable
3.	Approve the First Financial Bancorp. 2020 Stock Plan	Majority of votes present, in person or by proxy, and entitled to vote	Will be treated as a vote AGAINST the proposal	No effect
4.	Approve, on an Advisory Basis, the compensation of the Company's Executive Officers	Majority of votes present, in person or by proxy, and entitled to vote	Will be treated as a vote AGAINST the proposal	No effect

How can I attend the Annual Meeting?

You can attend our 2020 Annual Meeting via the Internet or by proxy.

Our 2020 Annual Meeting will take place via a webcast at www.virtualshareholdermeeting.com/ffbc20. You may vote while attending the webcast meeting by following the instructions at www.virtualshareholdermeeting.com/ffbc20. You will not be able to submit questions to executive management or the Board via this webcast during the Annual Meeting. To attend the Annual Meeting via www.virtualshareholdermeeting.com/ffbc20, you will need the control number included on the Notice of Internet Availability or proxy card that was mailed to you. Instructions on how to attend and participate in the Annual Meeting via the Internet are posted at www.virtualshareholdermeeting.com/ffbc20.

How do I find out the voting results from the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and will disclose the final voting results in a current report on Form 8-K filed with the SEC within four business days of the Annual Meeting.

Can I elect to only receive First Financial's proxy materials and annual reports electronically?

Shareholders can elect to receive future proxy materials and annual reports electronically instead of receiving print copies of these items in the mail. You can make this election by following the instructions provided on your proxy card or Notice of Internet Availability or by going to www.proxyvote.com and following the instructions provided there.

If you choose to receive future proxy statements and annual reports electronically and you continue to hold shares as of the record date of the next annual meeting, you will receive an e-mail message next year that includes access information for these materials as well as instructions for online voting.

What is "householding?"

If two or more shareholders reside at the same address and appear to be members of the same family, we may send a single copy of the proxy materials, or Notice of Internet Availability, to that address unless one of the shareholders at that address notifies us that they wish to receive individual copies of the material. This procedure reduces our printing and mailing costs. Shareholders who participate in householding will continue to have access to and utilize separate proxy voting instructions for each shareholder account.

How do I stop participating in the householding program?

To stop participating in the householding program, contact Broadridge Householding Department by calling toll free at 1-866-540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. You will be removed from the householding program within 30 days of Broadridge's receipt of your instruction.

2020 Proxy Statement    |    Questions and Answers about this Proxy Statement and the Annual Meeting        7

Proposal 1—Election of Directors

As of the record date, our Board consisted of fifteen members, fourteen of whom were non-employee directors. In March 2020, three directors notified the Company of their intention to retire from the Board effective as of the date of the Annual Meeting, and their desire not to be included as a nominee for the Board in the Company's proxy materials. As the Board continues to evaluate the appropriate mix of skills, qualifications and attributes of the current Board and the skills needed to position the Board to lead the Company in the future, we anticipate additional directors will retire and new directors will be added from time to time to fill any vacancies.

Our Amended Regulations provide that the Board shall consist of not less than nine nor more than 25 persons, with the exact number to be fixed and determined from time to time by resolution of the Board or by resolution of the shareholders at any annual or special meeting of shareholders. Any vacancy may be filled by the Board in accordance with law and our Amended Regulations for the remainder of the term of the vacant directorship. The Board has established the number of directors at twelve as of the date of the Annual Meeting.

Our Board has approved the nomination of the following twelve persons as candidates for election as director, each for a one-year term: J. Wickliffe Ach, William G. Barron, Vincent A. Berta, Archie M. Brown, Cynthia O. Booth, Claude E. Davis, Corinne R. Finnerty, Susan L. Knust, William J. Kramer, John T. Neighbours, Thomas M. O'Brien, and Maribeth S. Rahe. Each of the nominees is an incumbent director. The Corporate Governance and Nominating Committee ("CGNC") recommended all twelve nominees to the Board, which in turn unanimously approved the nomination of all twelve persons.

In the event that any one or more of the nominees becomes unavailable or unable to serve as a director prior to the Annual Meeting, your submitted proxy will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board. We have no reason to believe that any nominee will be unable or decline to serve as a director.

The twelve nominees for director receiving the most votes at the Annual Meeting will be elected as directors. You can find additional information about our Policy on Majority Voting in the Corporate Governance section of this proxy statement. The general considerations and criteria for assessing director candidates are established in the Charter of the Board's Governance and Nominating Committee (available at www.bankatfirst.com/investor). These considerations and criteria are also summarized in the Corporate Governance section of this proxy statement.

Below is information concerning the nominees for directors, including their present and past professional positions, current directorships with other companies or organizations, and key qualifications and attributes qualifying them to serve on our Board. The age indicated for each nominee below is their age as of March 27, 2020. For information regarding ownership of shares of the Company by nominees and directors of the Company, see the Shareholdings of Directors, Executive Officers and Nominees for Director section of this proxy statement. Except as noted, there are no arrangements or understandings between any director or any nominee and any other person pursuant to which such director or nominee is or was nominated to serve as director.

8        2020 Proxy Statement    |    Proposal 1—Election of Directors

J. Wickliffe Ach Mr. Ach retired in 2018 from his role as President and Chief Executive Officer of Hixson Inc.	Age: Director Since: 2019 Committees:	71 2007 2019 Lead Independent Director Corporate Governance and Nominating (Chair)

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Mr. Ach retired on May 31, 2018 from his role as President and Chief Executive Officer of Hixson Inc., an architectural engineering firm located in Cincinnati, Ohio. He served in this role from 1993.

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Mr. Ach served as the Lead Independent Director of the Board of Directors of First Financial Bancorp in 2019. He previously served as the Vice Chair of the Board of Directors.

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Mr. Ach presently serves on the board of directors of Setzer Corp. (a private corporation located in Dayton, Ohio that is a construction contractor) and on the board of trustees of Grote Enterprises (a private construction company located in Cincinnati, Ohio). Mr. Ach also serves on the board of directors of the CISE Foundation, a Cincinnati not-for-profit organization. He is or has been involved in a number of business and civic organizations, including the Cultural Facilities Task Force of Hamilton County, Ohio, relating primarily to the Cincinnati Museum Center and Music Hall facilities. Mr. Ach is President of the Union Terminal Corporation.

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As a seasoned business owner and entrepreneur, Mr. Ach brings valuable insight to the Board in strategic and cultural matters. Mr. Ach's involvement in the Cincinnati business community provides added understanding of our growing Cincinnati market area. Furthermore, his specific background in architectural engineering provides added value in our strategies related to physical banking center locations and designs.

2020 Proxy Statement    |    Proposal 1—Election of Directors        9

William G. Barron Mr. Barron has been Chairman and President of Wm. G. Barron Enterprises, Inc., a commercial real estate broker, manager and developer, since June 1994.	Age: Director Since: 2019 Committees:	70 2018 Enterprise Risk and Compliance, Corporate Governance and Nominating

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Mr. Barron is a commercial-industrial real estate specialist. He has been Chairman and President of Wm. G. Barron Enterprises, Inc., a commercial real estate broker, manager and developer, since June 1994. Since 1997, Mr. Barron has been designated a Certified Commercial Investment Member, which signifies expertise in commercial real estate brokerage, leasing, valuation, asset management and investment analysis.

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In addition, Mr. Barron is President of Owensboro Self Bailment, LLC, a self-storage holding company, and Gunston, LLC, a real estate holding company. Prior to these activities, Mr. Barron served as Vice President (1974-81), President (1981-87) and Chairman and CEO (1987-94) of Barron Homes, Inc., a residential home building company.

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Mr. Barron previously served as a director of MainSource Financial Group, Inc. beginning in 1989 and as a director of MainSource Bank from 2011 until April 1, 2018, following prior service on the MainSource Bank board from 1983 to 2000.

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Mr. Barron is very active in his community in both civic and charitable positions, including Former Chairman of the Board of the Owensboro Family YMCA, YMCA Endowment Fund Committee, Former Board member of Mentor Kids Kentucky, Board member and past President of the Owensboro Homebuilders Association, and Board member of Owensboro Daviess County Chamber of Commerce. Mr. Barron has served as President of the Owensboro Rotary Club. Mr. Barron is a graduate of Leadership Owensboro and Leadership Kentucky.

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Mr. Barron brings extensive experience in the banking, homebuilding and commercial real estate development industries and a deep commitment to community which provide valuable expertise to the Company.

10        2020 Proxy Statement    |    Proposal 1—Election of Directors

Vincent A. Berta Mr. Berta currently serves as the President and Managing Director of Covington Capital, LLC.	Age: Director Since: 2019 Committees:	61 2018 Capital Markets, Enterprise Risk and Compliance (Co-Chair)

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Mr. Berta currently serves as the President and Managing Director of Covington Capital, LLC, a private investment firm providing specialized investment banking and advisory services primarily to financial, real estate and investment companies.

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Mr. Berta has 35 years of experience in the financial services industry, previously serving as the Executive Vice President and Regional Chairman of US Bank Corporation, the Chairman, President and Chief Executive Officer of Trans Financial, Inc., a $2.3 billion bank acquired by US Bank Corporation in 1998, and a partner in Landmark Financial Advisors, Inc., a registered investment advisory company he co-founded in 2002. Mr. Berta also served as a chief financial officer and in various other roles for banking institutions. Mr. Berta is active in various community and civic associations, including work on the Focus 2030 Comprehensive Plan, which was formed to provide a community framework for growth in Bowling Green, Kentucky.

■
Mr. Berta previously served as a director of MainSource Financial Group, Inc. and MainSource Bank from 2016 until April 1, 2018.

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Mr. Berta's significant experience in the financial services industry, including specifically his executive experience as an officer of banking institutions, provides valuable insight and knowledge to the Board.

2020 Proxy Statement    |    Proposal 1—Election of Directors        11

Cynthia O. Booth Ms. Booth is the President and Chief Executive Officer of COBCO Enterprises, LLC.	Age: Director Since: 2019 Committees:	62 2010 Capital Markets (Vice Chair), Enterprise Risk and Compliance (Co-Chair)

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Ms. Booth is the President and Chief Executive Officer of COBCO Enterprises, LLC, the owner and operator of eight McDonald's restaurants in the Cincinnati area. Prior to forming COBCO in 2000, she held various executive positions at Firstar Bank (now U.S. Bank) in Cincinnati, including President, Firstar Bank Foundation, Senior Vice President—Director of Community Development, Vice President of Private Wealth Group, Vice President of Residential Real Estate, Vice President of Human Resources, and before that was President of Diversified Solutions, Inc., a bank consulting firm.

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Ms. Booth is active in several civic and community organizations, including serving as a director and the treasurer of the Greater Cincinnati Regional Chamber of Commerce and as a director of the YWCA of Greater Cincinnati.

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Ms. Booth brings deep banking experience to the Board, including extensive knowledge in residential real estate lending, regulatory relations, the Community Reinvestment Act and other regulatory compliance, private banking and human resources matters. Furthermore, her experience in the restaurant franchise area provides valuable insight into the specialty area of lending conducted through our subsidiary First Franchise Capital Corporation.

12        2020 Proxy Statement    |    Proposal 1—Election of Directors

Archie M. Brown Mr. Brown is the President and Chief Executive Officer of First Financial Bancorp. and First Financial Bank.	Age: Director Since:	59 2018

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Mr. Brown is the President and Chief Executive Officer of First Financial Bancorp. and First Financial Bank, having been appointed to these positions effective April 1, 2018. Previously, he served as the President and Chief Executive Officer of MainSource from August 2008 until April 1, 2018. Mr. Brown also served as the Chairman of the Board of MainSource from April 2011 until April 1, 2018.

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During his 35 years in banking, Mr. Brown has held management positions in branch management, region management, bank operations (both deposit and loan), business development, small business and consumer lending. Mr. Brown has experience in many areas of banking, including enterprise risk management, change management, expense reduction initiatives, process re-engineering, balance sheet management and restructures, loan workout initiatives, business startups within the bank, business consolidation, market selection, branch and bank acquisitions and integration, board communication, investor and shareholder relations and working with bank regulators.

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Mr. Brown serves on the board and executive committee of the Cincinnati City Centre Development Corp (3CDC), is a board member of the Cincinnati Business Committee (CBC), a board member of United Way of Greater Cincinnati, and a board member of the Cincinnati Chamber Minority Business Accelerator Advisory Board. He served as the 2019 Campaign Chair for the United Way of Greater Cincinnati, and formerly served as a director of the Indiana Community Business Credit Corporation, the Indiana Bankers Association, the Indiana Chamber of Commerce and the Greensburg Decatur County Economic Development Corporation.

2020 Proxy Statement    |    Proposal 1—Election of Directors        13

Claude E. Davis Mr. Davis is the Chair of the Board of First Financial Bancorp. and First Financial Bank.	Age: Director Since:	59 2004

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Mr. Davis became Chair of the Board of Directors of First Financial Bancorp. and First Financial Bank effective January 1, 2020. He previously served as Executive Chairman of both First Financial Bancorp. and First Financial Bank from April 1, 2018 through December 31, 2019, and as Chief Executive Officer of both companies from October 1, 2004 through March 31, 2018. Mr. Davis has over 30 years of experience in the financial services industry.

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Effective January 1, 2020, Mr. Davis accepted a position as the Managing Director of Brixey and Meyer Capital with responsibility for management of the portfolio companies and staff of the firm, and as a member of the board of directors of City Dash, a Brixey portfolio company and a Cincinnati-based logistics company. He previously served on the boards of directors of the Cincinnati Regional Economic Development Committee (REDI), the Cincinnati Business Committee and the Federal Reserve Bank of Cleveland from 2013 to 2018.

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Mr. Davis' years of experience in the banking industry as well as his extensive financial background provide leadership to the Board. He is intimately familiar with all aspects of our business activities. His involvement on other boards and organizations gives him insight on important societal and economic issues relevant to our Company's business and markets.

14        2020 Proxy Statement    |    Proposal 1—Election of Directors

Corinne R. Finnerty Ms. Finnerty is the principal and sole shareholder of the law firm of McConnell Finnerty PC.	Age: Director Since: 2019 Committees:	63 1998 Enterprise Risk and Compliance, Corporate Governance and Nominating

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Ms. Finnerty is the principal and sole shareholder of the law firm of McConnell Finnerty PC located in North Vernon, Indiana. She has over 35 years of experience representing financial institutions in a wide variety of legal matters. Ms. Finnerty was previously a director of a former affiliate bank of First Financial from 1987 to 2005 and joined the board of the Company in 1998.

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Ms. Finnerty served as a member of the Indiana Supreme Court Disciplinary Commission from 2003 to 2013. She currently serves as a Commissioner on the Indiana State Ethics Commission, having been appointed to a 4 year term by Indiana's Governor beginning in January 2018.

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Ms. Finnerty's deep roots in the North Vernon, Indiana area provide representation on the Board for our southeast Indiana market. Her participation for ten years on the Indiana Supreme Court Disciplinary Commission and her current position as a Commissioner on the Indiana State Ethics Commission allow her to provide insight on governance and ethical issues. Furthermore, her years as a practicing attorney, including the representation of financial institutions for over 35 years, give her an enhanced perspective on legal and regulatory issues.

2020 Proxy Statement    |    Proposal 1—Election of Directors        15

Susan L. Knust Ms. Knust is the owner and managing partner or president of several businesses engaged in the ownership, leasing and management of commercial real estate.	Age: Director Since: 2019 Committees:	66 2005 Capital Markets, Compensation (Vice Chair)

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Ms. Knust is the owner and managing partner or president of several businesses:

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Omega Warehouse Services (since 2002) which is located in Monroe, Ohio and provides public warehousing and manufacturing services;

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K.P. Properties of Ohio (since 1986) which is located in Monroe, Ohio and owns, leases and manages industrial and commercial real estate in Ohio;

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K.P. Properties of Colorado (since 2010) which is located in Monroe, Ohio and owns, leases and manages commercial real estate in Colorado; and

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K.P. Properties of Florida (since 2014) which is located in Monroe, Ohio and owns, leases and manages commercial real estate in Florida.

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As a seasoned business owner and entrepreneur for 35 years in the areas of manufacturing, warehousing and industrial real estate, Ms. Knust brings valuable insight to the Board in strategic and other matters. Ms. Knust's business interests are similar in size to our key client base and she also has an understanding of the Cincinnati market. As a female business owner, her perspective and experiences have proven valuable to the Company.

16        2020 Proxy Statement    |    Proposal 1—Election of Directors

William J. Kramer Mr. Kramer is the Vice President of Operations and a member of the board of directors of Valco Companies, Inc.	Age: Director Since: 2019 Committees:	59 2005 Audit (Chair), Compensation

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Mr. Kramer is the Vice President of Operations and a member of the board of directors of Valco Industries, Inc. which has principal offices in New Holland, Pennsylvania and whose principal activity is the design, manufacture, and sale of equipment used in the animal production industry. He has held his current position, since 2008, having previously held other executive positions at Valco Industries, Inc. Mr. Kramer was previously a director of a former affiliate bank of First Financial from 1987 to 2005 and joined the board of First Financial in 2005.

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Mr. Kramer has been a CPA since 1984 with both public accounting and private company experience providing experience in financial reporting and accounting controls. He qualifies as an audit committee financial expert. Furthermore, his tenure with our Company or a bank affiliate provides valuable historical perspective on both the Company and the banking industry.

2020 Proxy Statement    |    Proposal 1—Election of Directors        17

John T. Neighbours Mr. Neighbours is the General Counsel and an advisor to the board of AmeriQual Group Holdings.	Age: Director Since: 2019 Committees:	70 2016 Capital Markets, Enterprise Risk and Compliance

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Mr. Neighbours is General Counsel and Board Secretary of AmeriQual Group Holdings, an aggregation of companies that produce, package and distribute food products for branded food companies, retailers and the US government, located in Evansville, Indiana. Previously, Mr. Neighbours was a partner in the law firm of Faegre Baker Daniels until his retirement on January 1, 2018, where he practiced for over 40 years, representing employers throughout the country in all aspects of labor and employment law. Additionally, he served as an advisor to business, educational and not-for-profit executives on a variety of business and legal issues.

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Mr. Neighbours is involved in and serves as a director (or in an equivalent position) of a number of non-profit and civic organizations including:

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Greater Indianapolis Chamber of Commerce

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United Way of Central Indiana

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Meadows Community Foundation (Chair)

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Charles A. Tindley Accelerated Schools

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Indianapolis Public Safety Foundation

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Indiana University-Purdue University Indianapolis Advisory Board

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Indianapolis Zoological Society

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Mr. Neighbors served as a council member for the American Bar Association—Section on Labor and Employment Law for 12 years, as well as Chairman of the Developments Under the National Labor Relations Act Committee from 1997 to 2000. He also served on the Labor Relations Committee for the United States Chamber of Commerce.

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Mr. Neighbours serves on the board of Real Estate Corporation of America, a family corporation involved in rehabilitating and managing properties in Indianapolis. Also, for the last 10 years, Mr. Neighbours has chaired the Meadows Community Foundation, which has stimulated $70 million of investment in one of Indianapolis' most challenging low income communities, and coordinated the development of mixed income housing, a health complex which includes a YMCA, a retail center and charter schools.

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Mr. Neighbours is well known in Indianapolis and is a recognized leader in the local business community, providing valuable insight to the board on the local business environment. His years as a practicing attorney give him an enhanced perspective on legal and employment matters as well the business climate generally given his national practice.

18        2020 Proxy Statement    |    Proposal 1—Election of Directors

Thomas M. O'Brien Mr. O'Brien is a senior advisor with the Boston Consulting Group.	Age: Director Since: 2019 Committees:	63 2018 Audit, Compensation (Chair)

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Mr. O'Brien retired from Procter & Gamble in 2010 after 31 years of service, primarily in management positions in the areas of sales, IT and marketing. Mr. O'Brien served as Vice President Customer Business Development, Global Business Units and Global eCommerce from 2007 until his retirement. During his time at Procter & Gamble, Mr. O'Brien developed strategies, conceptual innovations and relationships that consistently delivered successful results in revenue, market share and productivity.

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Mr. O'Brien is currently a senior advisor with the Boston Consulting Group, working with many top consumer product companies on commercial strategies. Mr. O'Brien also currently serves as Chairman of Simpactful Consulting, is on the advisory board for Harry's, Inc., is a director of One 80 Place and has served on the National Board of Inroads and the St. Vincent De Paul Cincinnati board of directors.

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Mr. O'Brien previously served as a director of MainSource Financial Group, Inc. and MainSource Bank from 2010 until April 1, 2018.

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Mr. O'Brien's extensive experience in sales and marketing, his management experience, and his experience interacting with the board of directors of a publicly traded company provides valuable perspective to the Board and the Company.

2020 Proxy Statement    |    Proposal 1—Election of Directors        19

Maribeth S. Rahe Ms. Rahe is the President and Chief Executive Officer of Fort Washington Investment Advisors, Inc.	Age: Director Since: 2019 Committees:	71 2010 Audit, Capital Markets (Chair)

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Ms. Rahe is the President and Chief Executive Officer of Fort Washington Investment Advisors, Inc., positions she has held since 2003. Fort Washington Investment Advisors, Inc. is an investment management firm and wholly owned subsidiary of Western & Southern Financial Group located in Cincinnati, Ohio. She also serves on the board of directors of Fort Washington Investment Advisors, Inc. Ms. Rahe has more than 48 years of experience in the banking and financial services industries with more than 30 years of experience in management or executive management positions.

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Since 2005, Ms. Rahe has served as a director of Consolidated Communications Holdings, Inc. (NASDAQ: CNSL) which is an integrated communication services company located in Mattoon, Illinois that provides exchange carrier and broadband services. She serves as the chair of the audit committee and also on the compensation committee of the company.

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Ms. Rahe is involved in and serves as a director (or in an equivalent position) of several organizations, including:

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Cincinnati Arts Association (Vice Chair)

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Cincinnati Country Club (Board)

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Cintrifuse (Advisory Board)

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Commonwealth Club (Executive Committee)

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New York Landmark Conservancy (Life Trustee)

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Rush-Presbyterian-St. Luke's Medical Center (Life Trustee)

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Sisters of Notre Dame de Namur (Development Advisory Board)

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The Greater Cincinnati Foundation (Board)

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United Way of Cincinnati (Investment Committee)

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Xavier University Williams College of Business (Board of Executive Advisors)

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Ms. Rahe is a recognized leader in the financial services community, both locally and nationally. She brings a seasoned perspective, insight, and financial acumen into issues and strategies relating to the Company's business, including regulatory relationships and enterprise risk management.

20        2020 Proxy Statement    |    Proposal 1—Election of Directors

Proposal 2—Ratify the Appointment of Crowe LLP as our Independent Registered Public Accounting Firm for 2020

Our Audit Committee has appointed Crowe LLP ("Crowe") as the Company's independent registered public accounting firm for the Company's 2020 fiscal year. Our Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm. The Audit Committee is also responsible for the negotiation of audit fees payable to Crowe. While the Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal, if shareholders do not ratify the appointment, the Audit Committee will consider whether or not to retain Crowe in the future. Even if the appointment is ratified, our Audit Committee, at its discretion, may change the appointment at any time if it determines that doing so would be in the best interests of the Company and its shareholders.

Representatives of Crowe are anticipated to attend the Annual Meeting and will be available for questions from shareholders who have submitted their questions electronically prior to the Annual Meeting. No formal statement by representatives of Crowe is anticipated at the Annual Meeting.

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees billed for audit services, as well as fees billed with respect to audit-related, tax and all other services, provided by Crowe to the Company and its related entities for the last two fiscal years. Any engagement of the Company's independent registered public accounting firm for permissible audit, audit-related, tax and other services are preapproved by the Audit Committee. The Audit Committee may provide a general preapproval for a particular type of service or require specific preapproval.

Fees by Category	2019	2018

Audit Fees	$1,090,500	$1,070,800

Audit-Related Fees	$108,000	$84,000

Tax Fees	$155,602	$205,085

All Other Fees	$0	$87,159

TOTAL	$1,354,102	$1,447,044

Description of Services:

  Audit Fees consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, HUD audit services, and services that are normally provided in connection with statutory or regulatory filings or engagements. For 2018, it also includes fees related to the 2018 merger with MainSource Financial Group including services related to the Form 8-K of MainSource and First Financial filed with the SEC.

  Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of financial statements, including employee benefit plan audits.

  Tax Fees consist of fees for professional services for tax preparation and services related to REIT testing procedures, compliance, tax planning, and tax consultation.

  All Other Fees in 2018 include fees related to regulatory compliance audit services and out-of-pocket expenses.

☑
The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Crowe LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

2020 Proxy Statement    |    Proposal 2—Ratify the Appointment of Crowe LLP as our Independent Registered Public Accounting Firm for 2020        21

Report of the Audit Committee

In accordance with its written charter, the Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Company's independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles and on the Company's internal control over financial reporting. In this context, the Audit Committee has reviewed and discussed with management and Crowe the audited financial statements for the year ended December 31, 2019 and Crowe's evaluation of the Company's internal control over financial reporting. The Audit Committee has discussed with Crowe the matters that are required to be discussed by Auditing Standards No. 16 (Communications with Audit Committees) as amended and adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T.

Crowe has provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Crowe that firm's independence. The Audit Committee has concluded that Crowe's provision of audit and non-audit services to First Financial and its affiliates is compatible with Crowe's independence.

The Audit Committee discussed with the Company's internal auditors and Crowe the overall scope and plans for their respective audits. The Audit Committee met with the internal auditors and with Crowe, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee, on February 21, 2020, recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.

Members of the Audit Committee
William J. Kramer, Chair Kathleen L. Bardwell, Vice Chair Thomas M. O'Brien Maribeth S. Rahe

22        2020 Proxy Statement    |    Proposal 2—Ratify the Appointment of Crowe LLP as our Independent Registered Public Accounting Firm for 2020

Proposal 3—First Financial Bancorp. 2020 Stock Plan

The First Financial Bancorp. 2020 Stock Plan (the "2020 Stock Plan") was approved and adopted by our Board of Directors (the "Board") in March 2020 upon the recommendation of the Executive Compensation Committee of the Board, subject to shareholder approval. Upon approval, the 2020 Stock Plan will replace the First Financial Amended and Restated 2012 Stock Plan (the "2012 Plan") in its entirety and no additional awards may be granted under the 2012 Plan.

Shareholder approval of the 2020 Stock Plan is required (i) to satisfy the Nasdaq Stock Market shareholder approval requirement for equity compensation plans and (ii) to qualify stock options as incentive stock options for purposes of Section 422 of the Code. The affirmative vote of a majority of the votes represented at the Annual Meeting, either in person or by proxy and entitled to vote on this proposal, is required to adopt the 2020 Stock Plan.

If the 2020 Stock Plan is approved by our shareholders at the Annual Meeting, awards granted prior to such approval will be governed by the terms of the 2012 Plan whereas new awards will be governed by the 2020 Stock Plan.

Description of the 2020 Stock Plan

The principal features of the 2020 Stock Plan are summarized below, but this summary is qualified in its entirety by reference to the 2020 Stock Plan itself, a copy of which is included with this Proxy Statement as Annex A. References in this Proposal 3 to "shares" refer to the common shares of First Financial.

Reason for Adoption of the 2020 Stock Plan.    If approved by our shareholders, the 2020 Stock Plan will be the sole means by which First Financial may grant long-term equity-based compensation awards to key employees of First Financial and its subsidiaries ("employees"). The 2020 Stock Plan will also become the sole means by which First Financial may grant Stock-based awards to its directors who are not employees ("non-employee directors"). If the 2020 Stock Plan is not approved by the shareholders, First Financial can continue to issue shares to employees and non-employee directors under the 2012 Plan until the earlier of May 23, 2022, or the date all shares previously authorized under that plan have been granted. If the 2020 Stock Plan is approved, it will not affect awards outstanding under the 2012 Plan that were granted prior to approval of the 2020 Stock Plan by the shareholders.

When amended in 2017, the 2012 Plan provided for the issuance of 1,750,000 shares of First Financial stock plus shares remaining available for issuance under the 2012 plan as originally approved (approximately 423,000 shares). As of March 27, 2020, 1,017,592 shares of stock remained available for issuance under the 2012 Plan, representing approximately 1.04% of First Financial's issued and outstanding shares. Based upon the number of shares of stock granted in 2018 and 2019 to First Financial employees and non-employee directors, management believes the 2012 Plan would run out of shares within the next 2 years if the 2020 Plan is not adopted by the shareholders.

The Board considers equity compensation to be a significant component of total compensation for First Financial's employees, and believes that a combination of short and long-term incentives is essential to maintain a competitive compensation program and to attract, reward and retain top talent. The Board believes adoption of the 2020 Stock Plan is an important part of the pay-for-performance program of First Financial and that the authorization of a total of 4.4 million shares, representing, if issued, approximately 4.5% of First Financial's issued and outstanding shares, will permit First Financial to continue its compensation program for the next five years.

Purpose of the 2020 Stock Plan.    The purpose of the 2020 Stock Plan is to recognize the contributions made to First Financial and its subsidiaries by employees and non-employee directors, to provide such persons with additional incentive to devote themselves to the future success of First Financial and its subsidiaries, and to enhance the ability of First Financial and its subsidiaries to attract, retain and motivate such individuals by providing them with the opportunity to acquire or increase their proprietary interest in First Financial. The 2020 Stock Plan serves these purposes by making equity- and cash-based awards available for grant to eligible participants in the form of:

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  Stock Options ("Options"), either incentive stock options ("ISOs") or nonqualified stock options ("NQSOs")

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  Stock Appreciation Rights ("SARs")

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  Restricted Common Shares ("Restricted Stock")

2020 Proxy Statement    |    Proposal 3—First Financial Bancorp. 2020 Stock Plan        23

  ■
  Stock Units that give the recipient the right to receive a cash payment based on the fair market value of a specified number of Common Shares on the date of exercise or the right to receive a specified number of Common Shares on the date of exercise ("Stock Units")

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  Restricted Stock, Options, SARs, Stock Units or other awards with performance-based conditions on vesting or exercisability ("Performance Awards").

Highlights of the 2020 Stock Plan.    The 2020 Stock Plan contains certain features that the Board believes are consistent with the interests of shareholders and sound governance principles. Provided below is a summary of these key plan features.

  ✓
  Limits on Shares Authorized.    The maximum number of shares that may be issued under the 2020 Stock Plan is 4,400,000.

  ✓
  Minimum vesting provisions.    Awards made under the 2020 Stock Plan have a one-year minimum vesting requirement, except for up to 5% of the awards if approved by the Compensation Committee.

  ✓
  No discounted awards.    Awards that include an exercise price cannot be granted with an exercise price less than fair market value on the grant date.

  ✓
  No evergreen provision.    There is no evergreen feature in the 2020 Stock Plan, so shares authorized for issuance under the plan may not be replenished.

  ✓
  No repricing or exchange of stock options or stock appreciation rights.    The 2020 Stock Plan does not permit repricing of Options or SARs, or the exchange of underwater Options or SARs for cash or other awards without shareholder approval, except in the event of certain corporate transactions or a change in control.

  ✓
  Double-trigger vesting.    A change in control of First Financial does not, by itself, trigger vesting of awards under the 2020 Stock Plan. Any continued, assumed, or substituted awards will retain vesting and other terms, except that vesting may occur if employment is terminated by First Financial other than for cause, death or disability or if a participant terminates his or her employment for good reason, during the 18 months following the change in control.

  ✓
  No liberal share recycling.    The 2020 Stock Plan contains responsible share recycling provisions. Any shares surrendered or withheld to satisfy tax withholding on awards or to pay the exercise price of any Options will not be added back (recycled) to the Plan.

  ✓
  Dividend payouts.    No dividends or dividend equivalents on unvested awards will be paid until those awards are earned and vested. No dividend equivalents will be paid with respect to Options or SARs.

  ✓
  Material amendments that require shareholder approval.    Material changes, including increasing the number of shares authorized for issuance, materially modifying participation requirements, and changing the restrictions on repricing, require shareholder approval.

  ✓
  Administered by an independent committee.    The 2020 Stock Plan is administered by an independent committee and is benchmarked against First Financial's peers with the assistance of an independent compensation consultant.

  ✓
  Strong equity award practices.    First Financial's equity awards are subject to clawback in certain circumstances set forth on page 60 and First Financial's officers are subject to stringent stock ownership requirements described on page 61.

Shares Authorized Under the 2020 Stock Plan.    The Board and the Compensation Committee understand their responsibility to shareholders in granting equity-based awards. In setting the number of proposed additional shares issuable under the 2020 Stock Plan and recommending the adoption of the plan by the Board, the Committee consulted with Meridian Compensation Partners, LLC, its independent compensation consultant, and considered a number of factors, including:

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  Shares currently available for issuance and how long the shares available (both currently and assuming the approval by shareholders of this Proposal) are expected to last.

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  Historical equity award granting practices, including the three-year average share usage rate (commonly referred to as the burn rate).

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  Total potential dilution (commonly referred to as overhang).

Shares Currently Available for Issuance.    As of March 27, 2020, we had 97,968,911 shares issued and outstanding (not including treasury shares) and 1,017,592 shares were available for future awards under the 2012 Plan, assuming

24        2020 Proxy Statement    |    Proposal 3—First Financial Bancorp. 2020 Stock Plan

performance stock awards at target (957,406 with such awards at maximum). The Committee considered that the shares currently available for issuance may not be sufficient to cover future equity awards in the near term if material fluctuations in our stock price or material changes from historical granting practices occur. As of March 12, 2020, the proposed 4,400,000 additional shares would represent, if issued, approximately 4.5% of the issued and outstanding shares.

Equity Award Granting Practices and Share Usage.    In setting and recommending to shareholders the increase in the number of shares authorized, the Committee considered historic share usage and resulting burn rate as reflected in the table below.

	2017	2018	2019

Total Shares Granted[1]	232,440	303,092	380,051

Based Weighted Average Shares Outstanding	61,529,000	88,582,000	98,306,000

Burn Rate[2]	0.38%	0.34%	0.39%

1.
Includes the number of full value awards (restricted stock and performance stock awards) granted each year.

2.
Burn rate is calculated by dividing the total number of all awards granted to participants in each calendar year by the total shares outstanding as of December 31st of the respective year.

Total Potential Dilution.    The Committee considered the potential shareholder dilution represented by outstanding employee equity awards and shares available for future grants. Basic dilution is calculated as shown below.

Total Potential Dilution (or overhang) =	(shares to be issued on exercise or conversion of outstanding equity awards under a plan) + (shares proposed to be authorized under the new plan) Total number of issued and outstanding shares

As of March 27, 2020, and prior to any additional shares authorized under the 2020 Stock Plan, total potential dilution is 1.85%. Based upon the 4,400,000 shares proposed to be authorized under the 2020 Stock Plan, total potential dilution increases to 4.5%, which is lower than the industry thresholds established by major proxy advisory firms and institutional investors.

Estimated Plan Life.    The Committee also considered the estimated plan life (in years) for various potential share requests at different annual grant rates. Based upon the 2019 annual burn rate of approximately 0.4% of outstanding shares annually, the Committee anticipates that the 2020 Stock Plan shares would last for the anticipated plan duration of five years. The actual plan duration will vary depending upon First Financial's stock price and its financial performance, both of which may be heavily influenced by market conditions.

Share Request		Estimated Annual Grant Rate

# of Shares	% of CSO*	0.4%	0.6%	0.8%

4,400,000	4.4%	11.1	7.4	5.5

*
Based on outstanding shares of 99.4 million

Summary of the First Financial Bancorp. 2020 Stock Plan

The following is a summary of the material features of the 2020 Stock Plan. This summary is qualified in its entirety by reference to Annex A, which contains the complete text of the 2020 Stock Plan.

Available Common Shares and Limitations on Awards

Total Common Shares Authorized

The 2020 Stock Plan authorizes a total of 4,400,000 shares. As of the date on which this 2020 Stock Plan is adopted by the shareholders, no additional shares may be issued under the 2012 Plan. The Board believes the number of shares authorized for issuance under the 2020 Stock Plan will be sufficient, on the basis of current expectations, for all anticipated awards during the 2020 Stock Plan's proposed five-year term.

Shares issued pursuant to the 2020 Stock Plan may be authorized and unissued shares or treasury shares. The number of shares issuable under the 2020 Stock Plan is subject to adjustment as to the number and kind of shares in

2020 Proxy Statement    |    Proposal 3—First Financial Bancorp. 2020 Stock Plan        25

the event of stock splits, stock dividends or certain other changes in the capitalization of First Financial as described below.

Share Counting

Shares subject to an award that are withheld or repurchased by First Financial to satisfy a tax withholding obligation or that are tendered to First Financial to pay the exercise price of an Option or which are tendered in satisfaction of any condition to a grant of Restricted Stock will not again be available for issuance under the 2020 Stock Plan. In addition, the gross number of shares covered by a SAR, to the extent it is exercised, will not again become available for issuance pursuant to the 2020 Stock Plan, regardless of the number of shares used to settle the SAR upon its exercise. Any awards issued pursuant to the 2020 Stock Plan that are settled in cash or otherwise forfeited thereafter will again become available for grant under the 2020 Stock Plan.

Limitations on Awards

The 2020 Stock Plan provides for the following limitations on awards granted under the 2020 Stock Plan:

ISOs.    The maximum number of Common Shares that may be issued under the 2020 Stock Plan as incentive stock options or ISOs is 1,250,000 shares.

Award Grants to Non-Employee Directors.    The maximum aggregate dollar value of awards (based upon the grant date fair market value of awards) granted to a non-employee director in any twelve-month period is $500,000.

The share limitations described above are subject to adjustment by the Committee as to the number and kind of shares in the event of stock splits, stock dividends or certain other changes in the capitalization of First Financial.

Administration of the 2020 Stock Plan

The 2020 Stock Plan will be administered by the Compensation Committee of the Board, which is comprised solely of independent directors of First Financial. The 2020 Stock Plan provides that, to the extent the Board determines it is appropriate for awards under the 2020 Stock Plan to qualify for the exemption available under SEC Rule 16b-3(d)(1) or Rule 16b-3(e) promulgated under the Securities Exchange Act of 1934, the Committee shall be composed of two or more members who are "non-employee directors" within the meaning of Rule 16b-3. The Committee has the power in its discretion to grant awards under the 2020 Stock Plan, to determine the terms of such awards, to interpret the provisions of the 2020 Stock Plan and to take action as it deems necessary or advisable for the administration of the 2020 Stock Plan.

Termination and Amendment of the 2020 Stock Plan

Unless earlier terminated by the Board or the Committee, the 2020 Stock Plan will terminate five (5) years after the date it is approved by our shareholders, which is expected to occur at the Annual Meeting.

In addition, the Board or the Committee may, at any time and for any reason, suspend or terminate the 2020 Stock Plan or from time to time amend the 2020 Stock Plan, provided that any amendment will be submitted to our shareholders for approval if such shareholder approval is required by federal or state law or regulation or the rules of Nasdaq (or any other stock exchange on which the Common Shares may then be listed or quoted). Even if the 2020 Stock Plan is suspended or terminated, the Committee will still retain authority to exercise powers given to it under the 2020 Stock Plan with respect to awards granted before the suspension or termination.

Eligibility and Participation

Any employee of First Financial or its subsidiaries or any non-employee director of First Financial is eligible to receive an award under the 2020 Stock Plan. However, pursuant to applicable law, only employees of First Financial or its subsidiaries are eligible to receive ISOs. As of March 27, 2020, there were approximately 2,103 employees and 14 non-employee Directors eligible to participate in the 2020 Stock Plan.

Options and SARs

Options entitle the Option holder to purchase shares at a price established by the Committee. Options may be either ISOs or NQSOs. ISOs may only be granted to qualifying employees. SARs entitle the SAR holder to receive cash or shares equal to the positive difference (if any) between the exercise price and the fair market value of the shares underlying the SAR on the exercise date. We do not currently have a practice of awarding Options or SARs to employees or directors. The 2020 Stock Plan provides for a definition of "fair market value."

26        2020 Proxy Statement    |    Proposal 3—First Financial Bancorp. 2020 Stock Plan

Exercise Price

The exercise price of an Option or SAR granted under the 2020 Stock Plan may not be less than the fair market value of the underlying shares on the date of grant. The 2020 Stock Plan prohibits any repricing, replacement, re-grant or modification of Options or SARs that would reduce the exercise price of the Options or SARs without shareholder approval, other than in connection with a change in our capitalization or certain corporate transactions described below in "Adjustment of Plan Shares."

Vesting/Expiration of Options and SARs

The Committee determines the terms under which Options and SARs vest and become exercisable. Option awards may contain provisions that allow the Option holder to exercise the Option after his or her termination of service due to death or disability or for such other reason established by the Committee. Any part of the Option that has not been exercised by the end of the Option term expires and is forfeited. Option and SAR terms may not exceed 10 years from the date of grant. The 2020 Stock Plan provides that Options and SARs will be subject to a minimum service requirement or a minimum performance requirement (or both) of not less than one year before they can vest, except that (i) if provided in the applicable award agreement, awards of Options, SARs, Restricted Stock or Stock Units may vest prior to one year as a result of retirement, death or disability; (ii) up to 5% of the shares available under the 2020 Stock Plan may be granted under awards of Options, SARs, Restricted Stock or Stock Units that have a vesting requirement of less than one year and (iii) subject to the "double trigger" requirements of the 2020 Stock Plan, awards may vest prior to one year as a result of a Change in Control or as a result of death or disability (the "Vesting Limitation Exceptions").

Exercise of Options

An option holder may exercise an Option by completing the required steps as specified by the record keeper. The Option holder must state the number of shares for which the Option is being exercised and must tender payment for the shares. The Committee may, in its discretion, accept cash, check, electronic funds transfer or previously acquired shares (valued at the fair market value on the date of exercise) and held for the period required by the Committee. In the alternative, the Committee may reduce the number of Common Shares deliverable upon exercise of the Option through an established net exercise process or the Committee may permit payment through a broker-facilitated cashless exercise program.

Exercise of SARs

Upon exercise of a SAR, a participant will be entitled to receive cash or shares, or a combination of both, as specified in the award agreement, having an aggregate fair market value equal to the excess of (i) the fair market value of one share on the date of exercise, over (ii) the SAR exercise price, multiplied by the number of shares covered by the SAR or the number being exercised.

Termination of Options and SARs

In the event that a participant's service with First Financial and all of its subsidiaries terminates prior to the expiration of an Option or SAR, the participant's right to exercise vested Options or SARs generally terminates, provided that the Committee may specify in the applicable Option or SAR agreement those circumstances in which the participant may exercise his or her Option after termination of service.

Restricted Stock Awards

First Financial may grant Restricted Stock to employees and non-employee directors. Such awards may vest as a result of continued service to First Financial and may vest upon achievement of applicable performance criteria established by the Committee; provided, that Restricted Stock awards will be subject to a minimum service requirement or a minimum performance requirement (or both) of not less than one year before they can vest, subject to the Vesting Limitation Exceptions describe above.

Restricted Stock granted to a participant may not be sold, transferred, pledged or otherwise encumbered or disposed of during the restricted period established by the Committee. In the event a participant's service with First Financial and its subsidiaries terminates prior to the vesting of a Restricted Stock award, that award will be forfeited unless the terms of the award, as approved by the Committee at the time of grant, provide (subject to the 2020 Stock Plan's minimum vesting requirements) for accelerated vesting or continued vesting. The Committee may impose additional restrictions on a participant's right to dispose of or to encumber Restricted Stock, including satisfaction of performance objectives.

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Stock Unit Awards

First Financial may grant Stock Unit grants under the 2020 Stock Plan. An award of Stock Units gives the recipient the right to receive, upon exercise of the Stock Units, (a) a cash payment based upon the fair market value of the number of shares provided for in the award agreement at the time of exercise of the Stock Units, or (b) the shares specified in the Stock Unit award. Stock Unit awards may vest as a result of continued service to First Financial or upon the achievement of applicable performance criteria established by the Committee; provided, that Stock Units granted under the 2020 Stock Plan will be subject to a minimum service requirement or minimum performance requirement (of both) of not less than one year before they can vest, subject to the Vesting Limitation Exceptions. In the event a participant's service with First Financial and its subsidiaries terminates prior to the vesting of a Stock Unit award, that award will be forfeited unless the terms of the award, as approved by the Committee at the time of grant and subject to the 2020 Stock Plan's minimum vesting requirements, provide for accelerated vesting or continued vesting.

Performance-Based Compensation

The Committee may specify that the grant, retention, vesting, or issuance of any award under the 2020 Stock Plan (whether in the form of an Option, SAR, Restricted Stock or Stock Unit) or the amount to be paid out under any award, will be subject to or based on performance objectives or other standards of financial performance and/or personal performance evaluations. Performance criteria may include, in the Committee's discretion, performance goals relating to one or more of the following objectives:

• assets	• average total common equity	• deposits
• earnings per share	• economic profit added	• efficiency ratio
• gross margin	• gross revenue	• internal rate of return
• loans	• net charge-offs	• net income
• net income before tax	• net interest income	• non-interest expense
• non-interest income	• non-performing assets	• operating cash flow
• pre-provision net revenue	• return on assets	• return on equity
• return on risk weighted assets	• return on sales	• share price
• tangible equity	• total shareholder return

A performance goal may be set in any manner determined by the Committee, including looking to achievement on an absolute or relative basis in relation to peer groups or indexes, and may relate to First Financial as a whole or one or more operating units of First Financial. In the Committee's discretion, the business criteria may include or exclude "extraordinary items", including extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions. The Committee may also adjust any performance goal for a period as it deems equitable in recognition of unusual or nonrecurring events affecting First Financial, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

Performance based awards granted for a performance period shall be paid to participants as soon as administratively practicable following the Committee's determination that the applicable performance criteria have been satisfied, but in no event later than 2 1/2 months following the end of the calendar year during which the performance period is completed.

Other Plan Features

Limited Transferability of Awards

Unless the Committee determines otherwise, awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and during the participant's lifetime, may be exercised only by the participant (or his or her personal representative or guardian if the participant is incapacitated).

Tax Withholding

The Committee may require payment, or withhold payments made pursuant to awards, to satisfy applicable income and employment withholding tax requirements.

28        2020 Proxy Statement    |    Proposal 3—First Financial Bancorp. 2020 Stock Plan

Adjustment of Plan Shares

In the event First Financial has a stock dividend or stock split, or a corporate transaction, such as a reorganization, separation or liquidation, merger, consolidation or similar transaction that affects First Financial's capitalization, the Committee will adjust in an equitable manner the number, kind or class of shares reserved under the 2020 Stock Plan and the individual and aggregate limits imposed on grants to the extent required to preserve the economic value of the awards, subject to certain limitations set forth in the 2020 Stock Plan. The Committee will make similar adjustments to shares underlying any grant previously made of Restricted Stock and any related grant or forfeiture conditions and to shares related to previously granted Options and the Option exercise price and to SARs and the SAR exercise price. If we assume awards or grant substitute awards in a corporate transaction for awards previously granted by another company we acquire, such substitute awards will not reduce the shares authorized for issuance under the 2020 Stock Plan or any individual or aggregate annual limits.

Change in Control

The 2020 Stock Plan provides that the Committee may provide in any award agreement for provisions relating to a Change in Control, as that term is defined in the 2020 Stock Plan, including, without limitation, the acceleration of the vesting, delivery or exercisability of, or the lapse of restrictions with respect to, any outstanding Awards; provided, however, that, in addition to any conditions provided for in the award agreement, any acceleration of the vesting, delivery or exercisability of, or the lapse of restrictions with respect to, any outstanding awards in connection with a Change in Control may occur with respect to any participant who is an employee only if (i) the Change in Control occurs and (ii) the participant's employment with First Financial or any of its subsidiaries is terminated without Cause or by the Participant for Good Reason within 18 months following such Change in Control. The terms "Cause" and "Good Reason" are defined in the 2020 Stock Plan.

The 2020 Stock Plan also provides that unless otherwise determined by the Committee, in the event of a merger, consolidation, mandatory share exchange or other similar business combination of First Financial with or into any other entity or any transaction in which another person or entity acquires all of the issued and outstanding Common Shares or all or substantially all of the assets of First Financial and its subsidiaries, an outstanding award may be assumed or an award of equivalent value may be substituted by such successor entity or a parent or subsidiary of such successor entity.

With respect to awards subject to performance goals, except as otherwise determined by the Committee, in the event of a Change in Control, all incomplete performance periods in respect of such award in effect on the date the Change in Control occurs will end on the date of the Change in Control and the Committee shall (i) determine the extent to which performance goals with respect to each such performance period have been met based upon such audited or unaudited financial information then available and (ii) cause to be paid to the participant a pro-rated award (based on each completed day of the performance period prior to the Change in Control) based upon the Committee's determination of the degree of attainment of the applicable performance goals or, if not determinable, assuming that the applicable target levels of performance have been attained (or on such other basis as the Committee determines to be appropriate); provided that in no event shall a participant become entitled to a payout in excess of the target level payout with respect to a performance goal for which the Committee has not determined the actual level of achievement.

Rights as Shareholders

Until exercised, holders of Options will have no rights as a shareholder with respect to those Options. With respect to shares of Restricted Stock, except as limited by the 2020 Stock Plan or award agreement, the participant shall have all of the voting rights of a shareholder of First Financial with respect to the same class of shares as are represented by such Restricted Stock. With respect to SARs and Stock Units exercisable for shares, a participant shall have no voting rights with respect to such awards until the shares underlying such awards are properly issued to the participant.

In no event may cash dividends paid with respect to Restricted Stock or Stock Units become payable before the date such Restricted Stock or Stock Units have become fully vested and nonforfeitable. Any cash dividends paid with respect to unvested shares of Restricted Stock shall be withheld by First Financial for the participant's account. The cash dividends so withheld by First Financial will be distributed to the participant in cash or, at the discretion of the Committee, in shares equal to the fair market value of the amount of such dividends upon the vesting and release of restrictions on such Restricted Stock and, if such Restricted Stock is forfeited, then the participant shall have no right to, and will forfeit, such dividends. Unless otherwise set forth in the applicable award agreement which evidences a Stock Unit grant, cash dividends will be treated as reinvested in shares at the fair market value of such shares on the date of payment of such dividend and will increase the number of shares subject to such Stock Unit grant. If a share dividend is declared on a share of Restricted Stock, such dividend will be treated as part of the grant of the related

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Restricted Stock, and a participant's interest in such dividend will be forfeited or shall become vested at the same time as the shares with respect to which the dividend was paid is forfeited or becomes vested and nonforfeitable. Unless otherwise set forth in the applicable award agreement, if a share dividend is declared on any shares described in a Stock Unit grant, such dividend shall increase the number of shares described in such Stock Unit grant, but shall only be issuable if and when the related Stock Unit becomes exercisable.

U.S. Federal Income Tax Consequences

Options

There are no federal income tax consequences to a participant or to First Financial upon the grant of an ISO or an NQSO under the 2020 Stock Plan.

Upon exercise of an NQSO, the Option holder generally recognizes ordinary income in an amount equal to: (i) the fair market value of the acquired shares on the date of exercise, reduced by (ii) the exercise price the participant pays for the shares received in the exercise. Provided First Financial satisfies applicable reporting requirements, it is entitled to a tax deduction in the same amount as the participant includes as ordinary income.

An Option retains its status as an ISO during the period the Option holder is an employee and, if the ISO does not expire at termination of employment, for three months after such termination of employment (with certain exceptions for death and disability). Upon the exercise of an ISO, an Option holder generally recognizes no immediate taxable income. When the Option holder sells shares acquired through the exercise of an ISO, the gain is treated as long-term capital gain (or the loss is a long-term capital loss) unless the sale is a "disqualifying disposition." A "disqualifying disposition" occurs if the Option holder sells shares acquired on exercise within two years from the grant date of the ISO or within one year from the date of exercise. On a disqualifying disposition, the Option holder includes the gain realized on the sale of the shares as ordinary income (or ordinary loss). Gain (or loss) is determined by subtracting the exercise price paid from the greater of (i) the fair market value of the shares on the exercise date, or (ii) the amount realized by the Option holder on the date of sale. The gain may constitute a tax preference item for computing the participant's alternative minimum tax.

Generally, First Financial will not be entitled to any tax deduction for the grant or exercise of an ISO. If, however, the sale of shares acquired through exercise of an ISO is a disqualifying disposition, then provided it satisfies applicable reporting requirements, First Financial will be entitled to a deduction in the same amount the participant includes in income.

SARs

There are no federal income tax consequences to either a participant or First Financial upon the grant of a SAR. However, the participant generally will recognize ordinary income upon the exercise of a SAR in an amount equal to the aggregate amount of cash and the fair market value of the shares received upon exercise. Provided it satisfies applicable reporting requirements, First Financial will be entitled to a deduction equal to the amount included in the participant's income.

Restricted Stock

Except as otherwise provided below, there are no federal income tax consequences to either a participant or to First Financial as a result of the grant of Restricted Stock. The participant recognizes ordinary income in an amount equal to the fair market value on the date of vesting of the Restricted Stock. Provided First Financial satisfies applicable reporting requirements, it will be entitled to a corresponding deduction. Notwithstanding the above, a recipient of a Restricted Stock grant that is subject to a substantial risk of forfeiture may make an election under Section 83(b) of the Code, within 30 days after the date of the grant, to recognize ordinary income as of the date of grant and First Financial will be entitled to a corresponding deduction at that time.

Stock Units

When a Stock Unit is settled, the participant will recognize ordinary income in an amount equal to the fair market value of the shares received or, if the Stock Unit is paid in cash, the amount paid.

Golden Parachute Payments

Awards that are granted, accelerated or enhanced upon the occurrence of, or in anticipation of, a Change in Control of First Financial may give rise, in whole or in part, to "excess parachute payments" under Section 280G and

30        2020 Proxy Statement    |    Proposal 3—First Financial Bancorp. 2020 Stock Plan

Section 4999 of the Code. With respect to any excess parachute payment, the participant would be subject to a 20% excise tax on, and First Financial would be denied a deduction for, the "excess" amount.

409A of the Code

We intend that, to the extent any provisions of the 2020 Stock Plan or any awards granted under the 2020 Stock Plan are subject to Section 409A of the Code (which relates to nonqualified deferred compensation), they will be interpreted and administered in good faith in accordance with Section 409A requirements and that the Committee will have the authority to amend any outstanding awards so that they are in compliance with Section 409A or qualify for an exemption from Section 409A. First Financial will not indemnify any participant for taxes or penalties imposed by Section 409A. To the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the 2020 Stock Plan during the six (6) month period immediately following the participant's termination of employment or service will instead be paid on the first payroll date after the six-month anniversary of the participant's separation from service (or the participant's death, if earlier).

Securities authorized for issuance under equity compensation plans

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)[1]

Equity compensation plans approved by security holders	37,856	$9.54	1,519,231

Equity compensation plans not approved by security holders	N/A	N/A	N/A

1.
The securities included in this column are available for issuance under the 2012 Plan, which was approved by the shareholders at the 2017 Annual Meeting. The 2012 Plan includes provisions regarding adjustments to the number of securities available for future issuance under the 2012 Plan in the event of a merger, reorganization, consolidation, recapitalization, reclassification, split-up, spin-off, separation, liquidation, stock dividend, stock split, reverse stock split, property dividend, share repurchase, share combination, share exchange, issuance of warrants, rights or debentures or other change in corporate structure of First Financial affecting First Financial's common shares. In any of the foregoing events, the 2012 Plan permits the Board of Directors or the Compensation Committee of the board to make such substitution or adjustments in the aggregate number and kind of shares available for issuance under the respective plans as the Board of Directors or the Compensation Committee, as the case may be, determine to be appropriate in its sole discretion. All of the securities reported in column (c) are available under the 2012 Plan.

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Proposal 4—Non-Binding, Advisory Vote to Approve Executive Officer Compensation

As required pursuant to Section 14A of the Securities and Exchange Act of 1934, we are asking our shareholders to approve, on a (non-binding) advisory basis, the compensation of the Company's named executive officers ("named executive officers" or "NEOs") identified in the Summary Compensation Table included in the Executive Compensation portion of this proxy statement beginning at page 45. While this vote is advisory, and not binding on our Company, it will provide information to us regarding shareholder sentiment about our compensation principles and objectives and may be considered in future executive compensation related decisions. As determined by our shareholders at the 2011 Annual Meeting of Shareholders, and reconfirmed at the 2017 Annual Meeting of Shareholders, we request this advisory approval each year.

We strongly encourage you to review the Executive Compensation—Compensation Discussion and Analysis section of this proxy statement as well as the Summary Compensation Table and other related compensation tables for detailed information about the compensation of our NEOs when making your voting decision on this proposal.

We believe our compensation program has contributed to our Company's recent and long-term successes. Our compensation philosophy is based on the following guiding principles and that our executive compensation programs:

  ■
  Drive alignment between Company strategy, executive pay, and shareholder value creation;

  ■
  Drive alignment between an executive's performance and the interests of shareholders by tying compensation to our Company's performance, also known as "Pay for Performance;"

  ■
  Attract, motivate, and retain key talent to deliver consistent, long-term performance; and

  ■
  Incorporate proper governance practices to prevent or mitigate inappropriate risk-taking.

We believe information provided in the Executive Compensation portion of this proxy statement demonstrates that our executive compensation program has been designed appropriately to ensure our management's interests are aligned with our shareholders' interest to support long-term value creation and to differentiate pay based on our performance within our peer group.

Your vote is requested on the following resolution:

  RESOLVED, that the shareholders of First Financial Bancorp. approve, on an advisory basis, the compensation of the Company's named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the proxy statement for the Company's 2020 Annual Meeting of Shareholders.

32        2020 Proxy Statement    |    Proposal 4—Non-Binding, Advisory Vote to Approve Executive Officer Compensation

Share Ownership

A beneficial owner of shares is a person who has sole or shared voting power, meaning the power to control voting decisions, or sole or shared investment power, meaning the power to cause a sale or other disposition of the shares. A person is also considered the beneficial owner of shares to which that person has the right to acquire beneficial ownership within 60 days. For this reason, the following tables may include stock options that are exercisable and that will become exercisable within 60 days.

Principal Shareholders

The table below identifies all persons known to us to own beneficially more than 5% of our outstanding common shares as of December 31, 2019.

	Amount and Nature of Beneficial Ownership of Common Shares		Percentage of Class

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	14,655,088	[1]	14.90%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	10,391,760	[2]	10.45%

Macquarie Group Limited 50 Martin Place Sydney, New South Wales, Australia	6,256,898	[3]	6.29%

Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, TX 78746	5,524,442	[4]	5.56%

1.
Information based upon a Schedule 13G/A filed on February 4, 2020. As of December 31, 2019, BlackRock had sole voting power for 14,439,871 shares and sole dispositive power for 14,655,088 shares.

2.
Information based on a Schedule 13G/A filed on February 12, 2020. As of December 31, 2019, Vanguard had sole power to vote for 97,178 shares; shared power to vote for 15,410 shares; sole dispositive power for 10,292,419 shares; and shared dispositive power for 99,341 shares.

3.
Information based on a Schedule 13/G filed on February 13, 2020, by Macquarie Group Limited on behalf of itself and Macquarie Bank Limited, Macquarie Investment Management Holdings Inc., Macquarie Investment Management Business Trust and Macquarie Funds Management Austria Kapitalanlage AG. According to the Schedule 13G, as of December 31, 2019, Macquarie Investment Management Holdings Inc. has sole voting and dispositive power over 6,230,004 shares, Macquarie Investment Management Business Trust has sole voting and dispositive power over 6,230,004 shares, Macquarie Bank Limited has sole voting and dispositive power over 4,500 shares and Macquarie Funds Management Austria Kapitalanlage AG has sole voting and dispositive power over 3,912 shares. Macquarie Group Limited and Macquarie Bank Limited are each deemed to beneficially own 6,256,898 shares due to their ownership of the entities above. The address of Macquarie Bank Limited is 50 Martin Place, Sydney, New South Wales, Australia. The address of Macquarie Investment Management Holdings Inc. and Macquarie Investment Management Business Trust is 2005 Market Street, Philadelphia, PA 19103. The address of Macquarie Funds Management Austria Kapitalanlage AG is L3, Kaerntner Strasse 28, Vienna C4 1010.

4.
Information based on a Schedule 13/G filed on February 12, 2020. As of December 31, 2019, Dimensional Fund Advisors LP had sole power to vote for 5,424,168 shares and sole dispositive power for 5,524,442 shares. Shares are owned by funds in which Dimensional or one of its subsidiaries acts as investment advisor, sub-advisor and/or manager, and although Dimensional or its subsidiaries may possess voting and/or investment power over the securities and may be deemed the beneficial owner of the shares, Dimensional disclaims beneficial ownership of such securities.

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Shareholdings of Directors, Executive Officers and Nominees for Director

The following table shows the number of shares of First Financial beneficially owned, as of March 27, 2020, by each director and named executive officer of the Company, and all named executive officers and directors of the Company as a group.

	Amount and Nature of Beneficial Ownership

Name	Common Shares Beneficially Owned		Percent of Class

Non-Employee Directors

J. Wickliffe Ach	24,872		*

Kathleen R. Bardwell	27,305		*

William G. Barron	805,604	[2]	*

Vincent A. Berta	18,234	[3]	*

Cynthia O. Booth	21,500		*

Claude E. Davis	294,934	[1]	*

Corinne R. Finnerty	60,357	[4]	*

Erin P. Hoeflinger	9,734		*

Susan L. Knust	49,785	[5]	*

William J. Kramer	31,644		*

John T. Neighbours	10,597		*

Thomas M. O'Brien	91,065	[6]	*

Richard E. Olszewski	53,307	[7]	*

Maribeth S. Rahe	34,438		*

Named Executive Officers

Archie M. Brown	229,207	1,[8]	*

James M. Anderson	79,937	1,[9]	*

John M. Gavigan	39,446	[1]	*

Anthony M. Stollings	56,647		*

Karen B. Woods	33,726	[1]	*

All named executive officers and directors as a group (19 persons)	1,972,339		2.0%

*
Less than 1%

1.
Includes unvested performance-based restricted shares (Davis—31,848, Brown—52,880; Anderson—9,454; Gavigan—8,554; Woods—8,467). Executives retain voting and dividend (subject to escrow until vesting) rights on unvested performance-based restricted shares.

2.
Includes 2,750 shares jointly owned with spouse, 74,155 shares owned by spouse, and 656,200 shares owned by family trusts.

3.
Includes 11,285 shares owned by revocable trust.

4.
Includes 20,086 shares jointly owned with spouse.

5.
Includes 2,000 shares jointly owned with spouse in trust, 21,072 shares owned by revocable trust, 525 shares owned by agency trust and 4,231 shares owned by spouse in revocable trust.

6.
Includes 36,285 shares owned in revocable trust, and 25,227 shares owned by spouse in revocable trust.

7.
Includes 16,226 shares jointly owned with spouse.

8.
Includes 77,523 shares jointly owned with spouse, 41,846 shares held by 401(k) Savings Plan, and 14,273 options to purchase shares.

9.
Includes 17,008 shares owned by 401(k) Savings Plan, 436 shares owned for benefit of daughter and 637 shares owned for benefit of son.

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Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires officers, directors and persons who own more than 10 percent of a registered class of First Financial's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC.

Based solely on a review of the copies of these Forms 3, 4, and 5 that are publicly available on the SEC's Edgar filing system and written representations from certain reporting persons that they were not required to file a Form 5 for the specific fiscal year, First Financial believes that all of its officers, directors and greater than 10 percent shareholders complied with all filing requirements applicable to them with respect to transactions completed in 2019, except that Claude Davis, John Gavigan and Richard Dennen filed amended Form 4s on February 14, 2020, to report shares acquired by them through the vesting of performance-based restricted shares that were omitted from previously filed Form 4s dated January 31, 2019 and March 8, 2019 and from subsequent filings.

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Corporate Governance

General

At First Financial we are committed to conducting business in accordance with our Corporate Strategy, which defines why we exist, and our Corporate Strategic Intent, which defines what we believe in.

Why do we exist?

To be woven into the communities we serve. To understand needs and offer financial solutions and resources in order to make lives better.

What do we believe in?

Our Company We are confident in our collective abilities and believe that lives are made better by our existence.

Whole-life Balance Our associates should be successful at work and at home.

Being in-it Together Our team-based approach means we are all in it together.

Mutual Respect We seek out, value and respect differences—in opinions, expertise and experiences.

Doing the Right Thing We do the right thing for each other, our clients, communities and shareholders.

Our Corporate Strategy and our Code of Conduct guide us in managing our business in line with high standards of business practices and in the best interest of our shareholders, clients, associates and stakeholders.

Code of Conduct

Our Board has adopted a Code of Conduct that applies to everyone at First Financial: our directors, officers and associates. The Code of Conduct identifies our commitment to our values and our responsibilities to our stakeholders, including our clients, our shareholders, our fellow associates, our regulators, and our communities. The Code of Conduct provides guidance on compliance with laws and regulations, non-discrimination, diversity and equal opportunity, protecting Company assets and confidential information, conflicts of interest, accuracy of records and information reporting, and our responsibilities to the communities in which we conduct business. The Code of Conduct also encourages associates to report any illegal or unethical behavior. All newly hired associates are required to certify that they have reviewed and understand the Code of Conduct. In addition, each year all other associates receive training and are asked to affirmatively acknowledge their obligation to follow the Code of Conduct.

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Code of Ethics for the CEO and Senior Financial Officers

Our Board has also adopted a Code of Ethics for our chief executive officer and senior financial officers that provides further guidance about their responsibilities for full, fair, accurate, timely and understandable disclosure in the periodic reports we file with the SEC.

Corporate Governance Principles

We believe that effective corporate governance is built on adherence to a number of "best practices." These practices are consistent with the Board's responsibilities to effectively oversee the Company's strategy, evaluate and compensate Company executives, and plan for management succession. Most importantly, these practices are believed to strengthen the Company and protect our shareholders' interests. Accordingly, the Board has developed and follows our Corporate Governance Principles to set forth common procedures and standards relating to corporate governance. The Corporate Governance Principles cover, among other things, board composition, executive sessions of the Board, director qualifications, director responsibilities, director independence, voting for directors, limitations on membership on other boards, continuing education for members of the Board, and Board performance evaluations.

Policies and Procedures Relating to Complaints

The Audit Committee has approved procedures for the receipt, retention and treatment of reports or complaints to the Audit Committee regarding accounting, internal accounting controls, auditing matters and legal or regulatory matters. These procedures also provide for the submission by associates of confidential, anonymous reports to the Audit Committee of concerns regarding questionable accounting or auditing matters.

Please visit the Corporate Governance portion of our investor relations website (at www.bankatfirst.com/investor) to learn more about our corporate governance practices and access the following documents:

■ Code of Conduct	■ Code of Ethics for the CEO and Senior Financial Officers
■ Corporate Governance Principles	■ Charters for our Board Committees

Our Board's Role in Risk Oversight

Assessing and managing risk is the responsibility of the Board and management of First Financial. Our Board, with the assistance of the Enterprise Risk and Compliance Committee and other Board committees as discussed below, reviews and oversees our Enterprise Risk Management ("ERM") program, which is designed to enable effective and efficient identification and management of critical enterprise risks and to facilitate the incorporation of risk consideration into decision-making. The ERM program was established to clearly define risk management roles and responsibilities, bring together senior management to discuss risk and promote visibility and constructive dialogue around risk at all levels of the organization.

The Company's risk governance structure starts with each line of business being responsible for managing its own risks. In addition, the Board and executive management have appointed a Chief Risk Officer to support the risk-oversight responsibilities of the Board and its committees.

An Enterprise Risk Management Committee ("ERMC") comprised of senior management is the senior most focal point within our Company to monitor, evaluate, and recommend comprehensive policies and solutions to deal with all aspects of risk and to assess the adequacy of any risk remediation plans in the Company's businesses. Various risk-related committees whose members are comprised of representatives from the lines of business, risk management, and senior management report to the ERMC.

The Chief Risk Officer provides the Board with a quarterly risk profile of the Company, as well as a report on the risk exposure of the Company from the viewpoint of the ERMC. Under the ERM program, management develops a holistic portfolio of Company enterprise risks by facilitating business and function risk assessments, performing targeted risk assessments and incorporating information regarding specific categories of risk gathered from various internal Company operations. Management then develops risk response plans for risks categorized as needing management focus and response and monitors other identified risk focus areas. Management provides regular reports on the risk portfolio and risk response and monitoring efforts to the ERMC and to the Enterprise Risk and Compliance Committee of our Board.

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Our Board assumes a significant oversight role in risk management both through its actions as a whole and through its committees. Additional information concerning each of the following committees may be found in the "Corporate Governance—Board Committees" section of this proxy statement.

■

The Audit Committee reviews our internal control systems to manage and monitor financial reporting and accounting risk with management and our internal audit department.

■

The Capital Markets Committee oversees the Company's capital markets, treasury and capital planning activities.

■

The Executive Compensation Committee evaluates, with our senior officers, risks posed by our incentive compensation programs and seeks to limit any unnecessary or excessive risks these programs may pose to us, in order to avoid programs that might encourage such risks.

■

The Enterprise Risk and Compliance Committee assists the Board in overseeing enterprise-wide risks, including credit, regulatory compliance, market, operational, technology, legal, strategic, and reputation risks.

■

The Corporate Governance and Nominating Committee ("CGNC") oversees our corporate governance functions.

While each of these committees is responsible for evaluating certain risks and overseeing the management of these risks, the entire Board is regularly informed through committee reports about such risks. Select members of management attend our Board and Board committee meetings (other than executive sessions) and are available for questions regarding particular areas of risk.

Director Independence

Our Board has determined that all of our directors, except Claude Davis, who served as Executive Chair and Chief Executive Officer within the past three years, and Archie M. Brown, our current Chief Executive Officer, are independent directors as that term is defined in the Nasdaq Stock Market Marketplace Rules (the "Nasdaq Rules"). In addition, our Board has determined that each member of the Audit, Executive Compensation, and Corporate Governance and Nominating Committees is independent under such definition and that the members of the Audit Committee are independent under the additional, more stringent requirements of the Nasdaq Stock Market and the Securities Exchange Act of 1934 applicable to audit committee members. These determinations are made annually, most recently in March 2020.

Under the Nasdaq Rules and our Corporate Governance Principles, independent directors must not have a relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of being a director. In making this determination, our Board reviews and evaluates transactions and relationships with Board members to determine the independence of each of the members. In making the independence determinations for each of the directors, the Board took into consideration the transactions and relationships disclosed in this proxy statement under "Review and Approval of Related Person Transactions" below.

Board Leadership Structure

Beginning in 2018, our Board leadership structure changed to include an Executive Chair (Claude Davis) and an independent Lead Director (J. Wickliffe Ach). Claude Davis retired from his position as an employee of the Company on December 31, 2019, but remains Chair of the Board, with responsibility for presiding over each Board meeting and performing such other duties as may be incident to the office as determined by the Board. Because Mr. Davis is not currently independent due to his previous roles as CEO and Executive Chair, the Board continues to have an independent Lead Director. Effective as of the date of the Annual Meeting, Vince Berta will become the Lead Director, with responsibility for consulting with the Chair regarding Board meetings and meeting agendas, acting as a liaison between the Chair and the independent directors with respect to various matters, and leading executive sessions of the independent directors. Although our corporate documents would allow our chair to also hold the position of chief executive officer, our Corporate Governance Principles provide that these two positions must be separate.

The Board believes that the existing structure with an independent Lead Director has worked effectively, particularly with respect to the Lead Director's role as liaison between the Chair and the independent directors. The Chair, Mr. Davis, is best situated to serve as chair of the board because of his extensive experience in the banking industry and his history as former President and CEO of the Company, and the Company and the shareholders are well served by having his industry expertise, knowledge and visibility in the role. The Board intends to continue to evaluate the appropriate structure of the Board from time to time.

38        2020 Proxy Statement    |    Corporate Governance

Board Self-Assessment

Our Board conducts a self-assessment annually, which our CGNC reviews and discusses with the Board. In addition, each of the committees of the Board is expected to conduct periodic self-assessments.

Evaluating Nominees and Electing Directors

Evaluating Nominees

The CGNC evaluates director candidates based upon criteria established by the committee and applies the same evaluation process to all director nominees regardless of whether the nominee is recommended by a shareholder or by the Board. The criteria evaluated by the CGNC may include, among other things, the candidate's judgment, integrity, leadership ability, business experience, industry knowledge, public company experience, professional reputation, and ability to contribute to board member diversity (including, but not limited to gender, race, and ethnicity, as well as experience, geography, qualifications, attributes, and skills). The CGNC recognizes that diversity of the Board is an important part of its analysis as to whether the Board constitutes a body that possesses a variety of complementary skills and experiences. The CGNC also considers whether the candidate meets independence standards, is "financially literate" or a "financial expert" if appropriate for governance needs, is available to serve, and is not subject to any disqualifying factor. No single individual trait is given particular weight in the decision process.

Policy on Majority Voting

Although our Articles of Incorporation and Amended Regulations provide that director nominees who receive the greatest number of shareholder votes are automatically elected to the Board, our Board has adopted a policy on majority voting for the election of directors which is included in our Corporate Governance Principles. The majority voting policy requires nominees who receive a greater number of votes "withheld" from his or her election than votes "for" his or her election to tender his or her written resignation to the CGNC for consideration by the committee following the certification of the shareholder vote. This requirement applies only in an uncontested election of directors, which is an election in which the only nominees are persons nominated by the Board.

Upon its receipt of a resignation from a director who has not received the requisite shareholder vote, the CGNC will then consider the resignation and make a recommendation to the Board concerning whether to accept or reject such resignation. In making its recommendation to the Board, the CGNC will consider all factors deemed relevant by members of the committee, including the stated reason or reasons why shareholders who cast "withhold" votes for the director did so, the qualifications of the director (including, for example, whether the director serves on the Audit Committee of the Board as an "audit committee financial expert" and whether there are one or more other directors qualified, eligible, and available to serve on such committee in such capacity), and whether the director's resignation from the Board would be in the best interest of First Financial and its shareholders.

The CGNC also will consider a range of possible alternatives concerning the director's tendered resignation, including acceptance of the resignation, rejection of the resignation, or rejection of the resignation coupled with a commitment to seek to address and cure the underlying reasons reasonably believed by the committee to have substantially resulted in the "withheld" votes. The Board will take formal action on the CGNC's recommendation no later than 90 days following the certification of the shareholder vote. In considering the committee's recommendation, the Board will consider the information, factors and alternatives raised by the committee and such additional information, factors and alternatives as the Board deems relevant. We will publicly disclose, in a Form 8-K filed with the SEC, the Board's decision, together with an explanation of the process by which the Board made its decision and, if applicable, the Board's reason or reasons for rejecting the tendered resignation within four business days after the Board makes its decision.

Shareholder Nominations for Election to the Board

The CGNC will consider director candidates recommended by shareholders in accordance with the procedures outlined in the Amended Regulations. In order to be recommended for a position on the Board by the committee, a proposed nominee must, at a minimum, (i) be able to comply with the Company's Corporate Governance Principles, and (ii) through a combination of experience and education, have the skills necessary to make an effective contribution to the Board.

2020 Proxy Statement    |    Corporate Governance        39

In connection with next year's Annual Meeting of Shareholders, the CGNC will consider director nominees recommended by shareholders provided that notice of a proposed nomination is received by the Company no later than February 25, 2021, as provided in the Amended Regulations. Notice of a proposed nomination must include the information outlined in the Amended Regulations and should be sent to First Financial Bancorp., Attention: Karen B. Woods, Corporate Secretary, 255 E. Fifth Street, Suite 2900, Cincinnati, OH 45202.

Director Education

We recognize the importance of our directors keeping current on Company and industry issues and their responsibilities as directors. All new directors attend orientation training soon after being elected to the Board. The Board also encourages attendance at continuing education programs for Board members, which may include internal strategy or topical meetings, third-party presentations, and externally-offered programs.

Share Ownership Guidelines

All directors are required to own First Financial shares equal to the lesser of five times the director's annual retainer or 10,000 shares. All current directors are in compliance with these guidelines. Future directors will be required to satisfy this requirement within four years of first becoming a director of the Company. We have also implemented stock ownership and retention guidelines for our named executive officers described further in the Executive Compensation portion of this proxy statement.

Succession Planning

In light of the critical importance of executive leadership to our success, we have instituted an annual succession planning process which is guided by the CGNC.

The succession planning process addresses
■ our chief executive officer position,	■ senior-level managers enterprise-wide.
■ the positions directly reporting to the chief executive officer, and
Management regularly identifies high-potential executives for
■ additional responsibilities, ■ new positions, ■ promotions,	■ or similar assignments to expose them to diverse operations within the Company, with the goal of developing well-rounded and experienced senior leaders.
The CGNC reports to the full Board on its findings and the Board deliberates in executive session on the CEO succession plan.

Meetings of the Board of Directors and Committees of the Board

During 2019, the Board held nine scheduled meetings. We believe it is important for our directors to participate in board and committee meetings. A director who participates in fewer than 75% of scheduled meetings of the Board and committees of which the director is a member, or who does not attend the annual meeting of shareholders, unless excused by the Board, is subject to not being re-nominated to the Board. In 2019, all directors attended more than 75% of the scheduled meetings. All directors attended the 2019 Annual Meeting of Shareholders.

The Board also held eight executive sessions in 2019 where only independent directors were present.

40        2020 Proxy Statement    |    Corporate Governance

Board Committees

Through March 31, 2020, our Board had established the following standing committees: Audit Committee, Capital Markets Committee, Executive Compensation Committee (the "Compensation Committee"), Corporate Governance and Nominating Committee, and Enterprise Risk and Compliance Committee. Each committee operates pursuant to a committee charter that is approved by the Board, which is the case for the CGNC Charter, or by the CGNC to whom the Board has delegated the authority to approve other committee charters. Each Board committee serves as a joint board committee of First Financial Bank in addition to being a Board committee of First Financial Bancorp.

The charters of the Audit, Compensation, Corporate Governance and Nominating and Enterprise Risk and Compliance Committees each comply with current Nasdaq Rules relating to charters and corporate governance. Each of these charters is available under the Corporate Governance portion of our investor relations website (at www.bankatfirst.com/investor).

Audit Committee

Members: William J. Kramer, Chair, Kathleen L. Bardwell, Vice Chair, Thomas M. O'Brien, Richard E. Olszewski, Maribeth S. Rahe
Number of Meetings in 2019: 9

Committee Primary Responsibilities:
■ Monitor the integrity of the consolidated financial statements of the Company.	■ Monitor compliance with the Company's Code of Conduct and Code of Ethics for the CEO and Senior Financial Officers.
■ Evaluate and monitor the qualifications and independence of the Company's independent auditors.	■ Evaluate and monitor the performance of the Company's internal audit function and independent auditors, with respect to First Financial and its subsidiaries

All members of the Audit Committee were determined to meet the independence and financial literacy standards of the Nasdaq Rules. Directors Kramer, Rahe, and Bardwell are "audit committee financial experts" for purposes of SEC regulations.

Compensation Committee

Members: Thomas M. O'Brien, Chair, Susan L. Knust, Vice Chair, Erin P. Hoeflinger, William J. Kramer
Number of Meetings in 2019: 5

Committee Primary Responsibilities:
■ Determine and approve the compensation of the CEO and each executive officer of the Company.	■ Evaluate the performance of the Company's CEO for all elements of compensation and all other executive officers with respect to incentive goals and compensation.
■ Review and evaluate all equity and benefit plans of the Company.	■ Oversee the preparation of the compensation discussion and analysis and recommend to the full Board its inclusion in the annual proxy statement.
■ Annually review the incentive compensation arrangements to see that such arrangements do not encourage unnecessary and excessive risks that threaten the value of the Company.	■ Recommend to the Board compensation for non-employee directors.

All members of the Compensation Committee were determined to meet the independence standards of the Nasdaq Rules.

2020 Proxy Statement    |    Corporate Governance        41

Corporate Governance and Nominating Committee

Members: J. Wickliffe Ach, Chair, Kathleen L. Bardwell, Vice Chair, William G. Barron, Corinne R. Finnerty, Richard E. Olszewski
Number of Meetings in 2019: 4

Committee Primary Responsibilities:
■ Develop and periodically review the effectiveness of the Company's Corporate Governance Principles.	■ Monitor and protect the Board's independence.
■ Consult with the Chairman of the Board concerning the appropriate Board committee structures and appointment of members to each committee of the Board.	■ Establish procedures for the director nomination process and recommend nominees for election to the Board.
■ Oversee the formal evaluation of the Board and all Board committees, including any formal assessment of individual directors.	■ Review shareholder proposals and proposed responses.
■ Promote the quality of directors through continuing education experiences.

■

Annually delegate to the respective committees of the Board or to management, the authority and responsibility for reviewing and approving policies and procedures of the Board (including the board of directors of First Financial Bank) in connection with the Company's ERM program.

All members of the CGNC were determined to meet the independence standards of the Nasdaq Rules.

Enterprise Risk and Compliance Committee

Members: Vincent A. Berta, Co-Chair, Cynthia Boothe, Co-Chair, William G. Barron, Corinne R. Finnerty, Erin Hoeflinger, John T. Neighbours
Number of Meetings in 2019: 4

Committee Primary Responsibilities:

■

Review with management the Company's procedures and techniques to measure the Company's risk exposures and for identifying, evaluating and managing the significant risks to which the Company is exposed and approve related policies.

■ Monitor the Company's risk management performance and ensure that the Company's risk management policies for significant risks are being adhered to.
■ Consider and provide advice to the Board on the risk impact of any strategic decision that the Board may be contemplating.	■ Periodically examine the risk culture of the Company.
■ Periodically set the risk appetite for the Company and monitor compliance with the risk appetite statement including development of risk tolerances, targets and limits.	■ Review the Company's credit portfolio.
■ Review disclosures regarding risk in annual and, if necessary, quarterly SEC filings.

42        2020 Proxy Statement    |    Corporate Governance

Capital Markets Committee

Members: Maribeth S. Rahe, Chair, Cynthia O. Booth, Vice Chair, Vincent A. Berta, Susan L. Knust, John T. Neighbours
Number of Meetings in 2019: 4

Committee Primary Responsibilities:

■

Monitor the management of the purchase, sale, exchange, and other disposition of the investments of the Company, including review of management reports concerning current equity debt security investment positions.

■

Monitor the investment activities of the Company to ensure compliance with external regulations and the Company's applicable policies including requirements relating to composition, diversification, credit risk, and yield.

■

Monitor the capital position of the Company and the capital management activities undertaken by the Company to ensure that capital levels are maintained in accordance with regulatory requirements and management directives.

■ Monitor and oversee interest rate risk, capital market activities, the investment portfolio, and capital planning of First Financial Bank.

Review and Approval of Related Person Transactions

Each year, our directors and executive officers complete annual questionnaires designed to elicit information about potential related person transactions and transactions that may otherwise affect the independence of a director. The responses to these questionnaires are reviewed by the General Counsel and Corporate Secretary of the Company, and outside counsel if appropriate, to determine if there are related person transactions. Related person transactions will originally be submitted to the Audit Committee of the Board for approval as well as to the CGNC for its consideration when making independence determinations.

Pursuant to the Corporate Governance Principles, no director shall perform professional services for the Company or its affiliates in a manner that interferes with that director's independence under the Nasdaq Rules. This prohibition applies to services provided (1) directly by the director (or an immediate family member) or (2) where the director (or an immediate family member) is affiliated with the organization that provides the professional services to the Company. This prohibition does not apply to professional services that are provided by the director to clients of the Company (or its affiliates) where the Company (or its affiliates) has not given instruction that the service be provided by the director and the Company (or its affiliates) is not the party responsible for payment for the professional services. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services may include services such as investment services, insurance services, accounting/auditing services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services.

First Financial Bank has, and expects to have in the future, banking relationships in the ordinary course of business with directors, executive officers, principal shareholders, and their affiliates on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. Normal, arms-length banking relationships entered into in the ordinary course of business, and consistent with applicable federal banking regulations, are not considered to interfere with a director's independence. Service specialization, rate concessions, fee concessions, or other service or product modifications may similarly be offered to directors and executive officers, and their affiliates, if the same would be offered to other similarly situated clients on a non-discriminatory basis in the ordinary course of business. All loans or extensions of credit to a director or officer, or their affiliates, (i) were made in compliance with Federal Reserve Board Regulation O, (ii) were made in the ordinary course of business, (iii) were made on substantially the same terms, including interest rates and nature of collateral, as those prevailing at the time for comparable transactions with other persons not related to the Company, and iv) did not involve more than the normal risk of collectability or present other unfavorable features. In addition, the Company or its subsidiaries from time to time may pay immaterial amounts for such items as event sponsorships and contributions to not-for-profit entities with which our directors have relationships and which payments are in furtherance of our Company's business interests.

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Transactions with Related Parties

During 2019, no related person transactions involving our directors or executive officers (or members of their immediate family) requiring disclosure in this proxy statement were identified nor are any such related person transactions currently proposed.

Compensation Committee Interlocks and Insider Participation

During 2019, no member of the Compensation Committee was an employee, officer or former officer of the Company. None of our executive officers served in 2019 on the board of directors or compensation committee (or other committee serving an equivalent function) of any entity that had an executive officer serving as a member of our Board or the Compensation Committee. All banking or financial services transactions between the Compensation Committee members and First Financial Bank were entered into in the ordinary course of business. No other relationships required to be reported under the rules promulgated by the SEC exist with respect to members of the Company's Compensation Committee.

Policy Against Hedging Activities

Our Insider Trading Policy prohibits our directors, officers and associates from engaging in any hedging transactions with respect to First Financial shares, including prepaid variable forward contracts, equity swaps, collars and exchange funds, and trading in any derivative security relating to First Financial shares.

Communicating with the Board of Directors

Shareholders may send communications to the Company's Board or to individual directors by writing to:

    Attn: Board of Directors (or name of individual director)
    First Financial Bancorp.
    255 E. Fifth Street, Suite 2900
    Cincinnati, OH 45202

Letters mailed to this address will be received by the director who serves as Chair of the Audit Committee or the director who serves as Chair of the CGNC, as alternate. A letter addressed to an individual director will be forwarded unopened to that director by the Chair of the Audit Committee or his delegate.

Shareholders may also contact the Company's Corporate Secretary, Karen B. Woods, at First Financial Bancorp., 255 E. Fifth Street, Suite 2900, Cincinnati, OH 45202.

Information regarding this process is also available within the Investor Relations section of our website at www.bankatfirst.com/investor under the "Corporate Governance" tab, by clicking on the link "Communicating with the Board of Directors."

44        2020 Proxy Statement    |    Corporate Governance

Executive Compensation

Compensation Discussion and Analysis

I.	Executive Summary	45		Market Competitiveness	50
	Introduction	45	IV.	Compensation of Executives in 2019	51
	2019 Business Highlights	46		Elements and Mix of Compensation	52
	2019 Executive Compensation Highlights	47		Pay for Performance	52
	Best Practices	48	V.	2019 Board Compensation	59
II.	Compensation Philosophy and Objectives	48	VI.	Compensation of Executives in 2020	60
III.	Compensation Decision Making	49	VII.	Policies, Guidelines and Other Practices	60
	Role of the Compensation Committee	49
	Role of Executive Management	50	Compensation Committee Report		62
	Role of the Compensation Consultant	50

I.    Executive Summary

Introduction

This Compensation Discussion and Analysis (this "CD&A") describes and explains the material elements of 2019 compensation for our Chief Executive Officer, our Chief Financial Officer, and our other highly compensated executive officers. Detailed information regarding the compensation of these executive officers, also called "Named Executive Officers" or "NEOs", is set forth in the tables following this Compensation Discussion and Analysis. We also provide an overview of our executive compensation philosophy and our executive compensation program. In addition, we explain how and why the Compensation Committee (or the "Committee") of our Board arrived at specific compensation policies and decisions involving the NEOs.

For 2019, our Named Executive Officers are:

Name	Title

Archie M. Brown	President and Chief Executive Officer

James M. Anderson	Chief Financial Officer

Claude E. Davis[1]	Executive Chair

John M. Gavigan	Chief Operating Officer

Anthony M. Stollings[2]	EVP, Commercial Banking

Karen B. Woods	General Counsel and Chief Risk Officer

1.
Mr. Davis retired from the Company on December 31, 2019 but remains Chair of the Board of Directors.

2.
Mr. Stollings retired from the Company on September 1, 2019.

You should read this section of the proxy statement when determining your vote on the compensation of our NEOs (see Proposal 4—Non-Binding, Advisory Vote to Approve Executive Officer Compensation). This CD&A contains information that is important to your voting decision.

2020 Proxy Statement    |    Executive Compensation        45

2019 Business Highlights

2019 was the first full year of operations following the merger of First Financial and MainSource Financial Group, Inc. in April 2018. As projected when the merger was announced, the combination of First Financial and MainSource resulted in the creation of a top quartile performing bank. During 2019, the Company continued to execute upon its strategic plan, making several investments in order to position itself to compete, innovate and win. The 2019 highlights include:

  ■
  Investments in key talent, adding high quality associates in strategic roles to drive innovation and growth;

  ■
  The formation of and investment in our Digital Solutions Group, the creation of a three-year roadmap and the rollout of new technologies that enable improved online business and retail mortgage lending capabilities;

  ■
  The acquisition of Bannockburn Global Forex, adding foreign currency hedging, advising, and trading capabilities to our specialty services offerings;

  ■
  The opening of the 4th and Vine Innovation Center in downtown Cincinnati, providing a new distribution approach for banking services, innovation and financial wellness;

  ■
  The renovation of our Greensburg Operations Center and the commitment of $500,000 in support of a local capital campaign; and

  ■
  A $1 million donation to the Cincinnati USA Regional Chamber's Minority Business Accelerator.

These significant investments coincided with the Company's achievment of strong financial success:

  ■
  net income of $198.1 million, or $2.00 per diluted share, an increase of 14.8% from 2018.

  ■
  net income of $211.7 million on an operating basis, or $2.14 per diluted share, an increase of 3.4% from 2018.

  ■
  rapid growth, while maintaining profitability and efficiency.

1.
Non-GAAP financial measure which management believes facilitates a better understanding of the Company's financial condition. See Appendix for Non-GAAP reconciliation.
  ■
  Achievement of an annual return on average assets of 1.39%.

  ■
  Increase in the annual dividend to $0.90/share, an increase of 15.4% from 2018.

46        2020 Proxy Statement    |    Executive Compensation

  ■
  Continued strong credit quality, with a classified asset ratio of 0.62% as of December 31, 2019.

  ■
  Maintenance of a strong capital position, with a Tangible Common Equity Ratio of 9.07% and a Common Equity Tier 1 Capital Ratio of 11.30%.

  ■
  Maintenance of a strong net interest margin of 4.00% on a fully tax equivalent basis as of December 31, 2019.

2019 Executive Compensation Highlights
  ■
  The reconstituted Compensation Committee engaged in its first full year of committee meetings based upon the compensation philosophy formulated during 2018 and monitored the Company's compensation plans to ensure adherence to that philosophy.

  ■
  The Compensation Committee approved the 2019 Director Fee Stock Plan in replacement of the existing director fee stock plan, allowing directors to continue to elect, on an annual basis, to receive Company common stock in lieu of all or a portion of their cash board fees.

  ■
  The Compensation Committee engaged in the continuous review of compensation for several new roles, including the director of the Company's digital team and leadership of the acquired Bannockburn Global Forex entity.

  ■
  The Company achieved a top peer quartile performance return on its average assets during 2019, as well as positive credit performance, which resulted in a short-term incentive payout of 157.1% of target to all employees who participate in the Company's short-term incentive plan.

  ■
  The Compensation Committee, along with its compensation consultant, evaluated the Company's existing stock incentive plan and recommended, based upon its evaluation, that the Board adopt the First Financial Bancorp 2020 Stock Plan being proposed to the shareholders in Proposal 3 in this Proxy Statement.

2020 Proxy Statement    |    Executive Compensation        47

Best Practices

Our Compensation Committee follows many compensation and corporate governance best practices when establishing executive compensation:

What We Do	What We Don't Do

✓ Mandate that all members of the Compensation Committee must be independent	✗ Include tax gross-ups in our compensation plans

✓ Impose robust stock ownership guidelines on our executive officers	✗ Provide our executives with significant perquisites.

✓ Emphasize long-term compensation for executives, including a three-year vesting period on all long-term incentive awards	✗ Pay dividends on unvested restricted stock. All dividends accrue and are paid only on earned shares once the stock has vested.

✓ Regularly obtain guidance from an independent compensation consultant as to the amount and mix of compensation	✗ Allow our directors, executives or other employees to hedge, pledge or sell short our stock

✓ Require a double trigger in the event of a change in control (both a change in control and an involuntary termination or reduction in compensation must occur) before severance awards may be paid	✗ Allow shares forfeited under our equity plans to be re-issued (share recycling)

✓ Require a double trigger for the acceleration of vesting of our equity awards in the event of a change in control	✗ Allow for the repricing of any stock options

✓ Require a clawback of incentive compensation in the event of fraud that results in the restatement of our financial statements or willful misconduct

✓ Permit significant discretion by the Compensation Committee to adjust compensation for various factors, including the creation of excess risk

✓

Consider the Company's "say-on-pay" vote results when making compensation decisions. At the annual meeting of shareholders in 2019, the Company's 2018 executive compensation program received overwhelming shareholder approval with 97.7% of shareholder votes cast in favor of the Company's "say-on-pay" resolution.

II.    Compensation Philosophy and Objectives

The compensation program adopted by the Compensation Committee is designed to reward employee performance and the growth of long-term shareholder value. The Compensation Committee seeks to attract, retain and motivate the Company's employees by aligning competitive, market-based compensation programs with the Company's objectives, business strategy and financial performance. At the same time, the Committee seeks to ensure that the Company's compensation program promotes a customer-focused culture in which employees are not incentivized to take inappropriate risks.

48        2020 Proxy Statement    |    Executive Compensation

The Compensation Committee has identified the following guiding principles that form the basis for the Company's compensation program. Compensation should:
  ■
  Support a pay-for-performance culture that results in the growth of long-term shareholder value.

    ■
    For executives, a higher percentage of pay should be variable based on the achievement of corporate financial goals. The compensation program should also promote stock ownership to enhance alignment with shareholders.

    ■
    For non-executives, compensation should motivate both corporate and individual goals.
  ■
  Drive alignment with the Company's strategic plan and business goals, creating a clear line of sight between objectives and the rewards for achieving them.
  ■
  Be competitive within the market to enable the Company to attract and retain high performing employees who are critical to the Company's success.
  ■
  Incorporate proper governance practices and be structured to ensure employees are not incentivized to take unnecessary or excessive risks.
  ■
  Be fair, internally equitable and flexible when appropriate and necessary.

III.    Compensation Decision-Making

Three parties play an important role in establishing compensation levels for the Company's executive officers: (i) the Compensation Committee, (ii) senior management, and (iii) outside advisors. The sections that follow describe the role each of these parties plays in the compensation-setting process, as well as other important factors that impact compensation decisions.

Role of the Compensation Committee.    The Compensation Committee has the responsibility to:

  ■
  Review and approve the composition of the peer group companies used to assess the Company's pay practices, target pay opportunities, and establish performance goals and objectives;

  ■
  Approve the executive compensation plan design and target structure, including setting targets for incentives using management's internal business plan, industry and market conditions and other factors;

  ■
  Review the performance and determine the compensation of the Executive Chair, the CEO and other executive officers;

  ■
  Determine the amount of, and approve, each element of total compensation paid to the NEOs, and determine the general elements of total compensation for other senior officers;

  ■
  Review all components of compensation (both target and actual) for the Executive Chair, the CEO and the other NEOs, including base salary, bonus, and long-term incentives; and

  ■
  Define potential payments to executive officers under various termination events, including retirement, termination for cause and not for cause, and upon a change in control.

In determining the amount of NEO compensation each year, the Compensation Committee reviews competitive market data from the banking industry as a whole, as well as peer group data. It makes specific compensation decisions and awards based on such information, along with Company performance, individual performance and other circumstances as appropriate.

2020 Proxy Statement    |    Executive Compensation        49

Role of Executive Management in Compensation Decisions for NEOs

Throughout the year, the Compensation Committee meets with the CEO and other executive officers to solicit and obtain recommendations with respect to the Company's compensation programs and practices. The CEO makes recommendations to the Compensation Committee as to the appropriate base salaries, annual cash incentive opportunities, and stock awards for the executive officers other than himself.

In approving compensation for 2019, the Compensation Committee considered the CEO's recommendations for the executive officers. The Compensation Committee, in consultation with its compensation consultant and the Executive Chair of the Board, made its own determinations regarding the compensation for the CEO, which were then ratified and approved by the Board.

Role of the Compensation Consultant

To assist in its efforts to meet the objectives outlined above in 2019, the Compensation Committee retained Meridian Compensation Partners, LLC to provide general executive compensation consulting services to the Committee and to advise and counsel management. Pursuant to the Compensation Committee's charter, the Compensation Committee has the power to retain or terminate such consultant and engage other advisors.

The independent compensation consultant typically collaborates with management to obtain data, clarify information, and review preliminary recommendations prior to the time they are shared with the Compensation Committee. The consultant provides data regarding market practices, and works with management to develop recommendations for changes to plan designs and policies consistent with the philosophies and objectives discussed earlier.

In accordance with SEC Rules and NASDAQ listing standards, the Committee took appropriate actions to confirm the independence of Meridian Compensation Partners, LLC.

Market Competitiveness

From time to time, our Compensation Committee considers the compensation practices of a group of similarly-sized publicly-traded financial services/banking organizations designated as the Company's peer group in establishing and reviewing the compensation of our executive officers. Companies have historically been included in the Company's peer group based on their relevance in terms of asset size (approximately one-half to two times the asset size of the Company), business model, products, services and geographic location as compared to that of the Company, as well as those the Compensation Committee deem to be high performing financial institutions. The Committee reviews and approves the peer group annually with input from our independent compensation consultant and management.

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The 2019 peer group consisted of the following 20 financial services companies:

Name of Institution	Asset Size as of October 2019 (In Billions)

Pinnacle Financial Partners, Inc.	$26.5

TCF Financial Corporation	$24.6

Chemical Financial Corporation	$22.5

Fulton Financial Corporation	$21.3

Old National Bancorp	$20.1

United Bankshares, Inc.	$19.9

BancorpSouth Bank	$18.9

Simmons First National Corporation	$17.9

Cadence Bancorporation	$17.5

First Midwest Bancorp, Inc.	$17.5

Peer Median	$17.3

Atlantic Union Bankshares Corporation	$17.2

South State Corporation	$15.7

Trustmark Corporation	$13.5

Renasant Corporation	$12.9

United Community Banks, Inc.	$12.8

WesBanco, Inc.	$12.5

Heartland Financial USA, Inc.	$12.2

Customers Bancorp, Inc.	$11.2

First Merchants Corporation	$10.7

Park National Corporation	$8.7

First Financial Bancorp	$14.4

Our Compensation Committee uses peer information as a reference point when evaluating the elements and amounts of the compensation paid to our Chief Executive Officer and our other executive officers. The Committee does not establish the compensation of our executive officers using direct comparisons to our peer group, but instead uses peer group data as a competitive market check on executive officer compensation. Peer group data is one of several factors used by the Compensation Committee when setting the compensation of our Chief Executive Officer and other executive officers.

IV.    Compensation of Executives in 2019

The Compensation Committee regularly reviews peer and industry information concerning levels of compensation and performance in order to make competitive pay decisions. In 2019, the Compensation Committee used this information and analysis as a benchmark for setting pay opportunities, such as changes to base salary, annual incentive awards and long-term incentive grants.

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Elements and Mix of Compensation

The three primary components of executive compensation are base salary, annual incentive awards and equity based long-term incentive awards. Benefits comprise a smaller component of overall pay. The purpose and features of each component are summarized in the sections below.

Performance-Based Compensation:

Base Salary— To competitively compensate executives for day-to-day contributions, skills, experience, and expertise.	Short-Term Incentive Compensation— To motivate executives through the opportunity to share in the rewards of the current year's results.	Long-Term Equity Incentive Compensation—

To motivate executives through the opportunity to share in the rewards of sustained long-term results and value creation consisting of both time- and performance-based restricted stock.

Non-Performance Based Benefits:

To provide competitive benefits that encourage retention by supporting the security and protection of executives and their families, including:

■

Employment agreements and change in control and severance agreements;

■

Retirement and other benefits; and

■

Limited perquisites and other personal benefits.

The Compensation Committee takes a holistic approach to establishing the total compensation package for its executives and each element of compensation is interdependent on the other elements. Applying the Company's core values and drawing upon the principles and philosophy discussed above, the Compensation Committee utilizes these elements of compensation as building blocks to construct a complete compensation package for each executive that appropriately satisfies the core design criteria of pay for performance, alignment with shareholder interests, market competitiveness, proper governance and compliance with all legal and regulatory guidelines.

The mix and relative weighting of each compensation element reflect the competitive market and the Company's compensation philosophy. The mix of pay may be adjusted from time to time to best support our immediate or longer-term objectives, changes in executive responsibility, and internal consistency.

Target compensation for each NEO is a mix of short-term (cash) and long-term (stock) incentives. A substantial portion of this mix is at risk and varies based on the performance of the Company, including the creation of long-term shareholder value. The emphasis on compensation elements related to performance is specifically intended to affect the actual level of compensation realized versus target. If the Company performs well (based on both internal objectives and peer group comparisons), award levels are intended to be strong. If the Company underperforms, award levels and values will be negatively impacted.

The mix of compensation awarded in 2019 to our NEOs reflects our compensation philosophy. A substantial portion of our executives' compensation is performance-based and at risk.

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CEO

Other NEOs:

Base Salary

Base salaries for our NEOs reflect their role and value to the Company. Base salaries are reviewed annually and adjusted as appropriate to reflect each NEO's performance, contribution, and experience as well as relative position to the market and each other. Base salary levels are a foundational component of compensation since several elements of compensation are linked to this core element (e.g., cash and stock incentives). At lower executive levels, base salaries represent the largest portion of total compensation, but at senior executive levels such fixed compensation is progressively replaced by compensation that is "at risk" and varies based on performance outcomes.

The Compensation Committee sets base salaries for NEOs by utilizing published survey data that is position specific. In addition, the Committee, to the extent available, will supplement the survey data with proxy information on base salaries paid by the peer group to executive officers with comparable positions. The Committee will also allow for recognition of each executive's role, contribution, performance and experience. The Compensation Committee reviews base salaries annually but may engage in additional reviews as necessary to address competitive increases or to reflect increases in a particular NEO's responsibilities.

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The Compensation Committee reviewed peer data in order to ensure that base salaries are competitive within the market, with a general goal of ensuring that base salaries and total compensation are competitive with the median of the market data. The table below provides the base salaries as of March 2019:

Named Executive Officer	Base Salary

Archie M. Brown	$800,207

James M. Anderson	$395,000

Claude E. Davis	$776,900

John M. Gavigan	$350,000

Karen B. Woods	$365,000

Anthony M. Stollings	$430,000

Short-Term Incentive Compensation

Short-term incentives serve as a key mechanism to vary pay levels according to Company-wide short-term performance, linking executive financial rewards to the value delivered to our shareholders. Such incentives are earned and paid annually, but only after established threshold corporate performance levels are achieved. To underscore the importance of creating value for our shareholders, payouts for the Company's executive officers under the short-term incentive plan ("STIP") are based entirely on corporate, rather than individual, performance. This approach also emphasizes that collective individual performances will result in improved business performance and favorably impact shareholder value.

2019 Target Compensation.    Generally, the Compensation Committee establishes target compensation levels for our executives under the STIP at the beginning of each fiscal year, taking into consideration such factors as the compensation philosophy, program objectives, relevant market data, individual performance and the scope and responsibility of each individual. In general, target short-term incentive opportunities are targeted at or below market median levels, with executives having the opportunity to earn higher payouts if warranted based on the overall performance of the Company.

In 2019, the Compensation Committee engaged in a review of the executive team's STIP target levels and made certain adjustments in order to ensure that 2019 target compensation provided reasonable target pay opportunities in relation to pay offered for comparable positions by financial services companies included in our peer group.

Target award opportunities are expressed as a percentage of actual base salary paid for the performance year for all participants. Actual awards may range from 0% to a maximum of 200% of the target award opportunity. The NEO target levels were as follows for the 2019 plan year:

Named Executive Officer	Target STIP (as a percentage of base salary)

Archie M. Brown	70%

James M. Anderson	50%

Claude E. Davis	60%

John M. Gavigan	50%

Karen B. Woods	50%

Anthony M. Stollings[1]	n/a

1.
Mr. Stollings did not receive a short-term incentive compensation award in 2019 due to his retirement on September 1, 2019.

2019 Performance Measures

Performance measures and their relative weightings are selected and approved by the Compensation Committee based on their relevance as key, balanced measures that drive shareholder value creation and align with the Company's internal, board-approved business plan. Performance is measured over a 12-month period for all participants (including the NEOs).

Traditionally the STIP performance measures include a mix of 2-3 absolute and relative measures designed to reflect the Company's performance compared to its budget and its peers. For 2019, the Compensation Committee selected

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2 measures. The first is Return on Assets (ROA) relative to the KBW Regional Banking Index (KBW Index), comprising 75% of the STIP payout. The KBW Index is made up of approximately 50 regional banks (excluding the Company) located throughout the country that are generally within an asset and market capitalization range comparable to the Company. This peer group is broader than the Company's established peer group which is used for setting overall compensation. This goal was selected because of its strong correlation with shareholder value.

Additionally, the Compensation Committee selected classified assets as a percentage of total assets compared to the KBW Index, comprising 25% of the STIP payout. The Committee believed this measure was important as a component of short-term compensation in order to ensure that the Company remained focused on the quality, and not just the quantity, of growth.

Based upon these considerations, the Committee approved the following metrics for the Company's 2019 STIP:

		Payout

Metric	Weight	<25% of Peers	50% of Peers	75% of Peers	>90% of Peers

Return on Assets (relative to peer)	75%	0% Target Payout	100% Target Payout	150% Target Payout	200% Target Payout

Classified Assets (relative to peer)	25%	0% Target Payout	100% Target Payout	150% Target Payout	200% Target Payout

  Total actual payout interpolated from 0% to 200% of target starting at threshold performance.

In order to generate a payout, the Company's ROA and Classified Assets were each required to exceed a threshold of the 25th percentile of the peer group. Thereafter, the actual payout was interpolated with a maximum of 200% of the payout of the target award opportunity.

Additionally, the Committee determined that no payouts under the STIP would be made if the Company's earnings per diluted share was below $0.

The Compensation Committee has discretion to make a downward adjustment to STIP payouts in the event of a material risk management failure or a material error that results in financial restatement. Additionally, the Compensation Committee has discretion to adjust the formulaically-calculated payout for performance in non-financial areas that may or may not directly affect the Company's achievement of specific financial metrics for a particular year but are nevertheless important to the enhancement of shareholder value. The Committee did not make any adjustments in 2019 as a result of this discretion.

2019 STIP Payouts

The calculation of the payouts for 2019 under the annual Short-Term Incentive Compensation Plan for all participants, including the named executive officers of the Company, was as follows:

			FFBC—12 months GAAP (adjusted) ending December 31, 2019 KRX Peer Group[1]—3Q19 ending September 30, 2019

Measure		FFBC Results (%)	FFBC Ranking (percentile)	Payout Multiple	Total Payout (%)	Peer Group Component Median (%)	Peer Group Component Top Quartile (%)	Peer Group Component Lowest Quartile (%)

Return on Assets	75%	1.49	75.5	3.3	151.7	1.28	1.47	1.14

Classified Assets	25%	0.62	82.0	3.3	173.3	0.96	0.66	1.44

					157.1

1.
Peer performance reflects data for the twelve months ended September 30, 2019. Company performance based on 12-month GAAP (adjusted) actuals ended December 31, 2019. Information concerning the reconciliation of non-GAAP information is provided in Appendix A.

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Based upon the Company's performance at 157.1% of target, the Compensation Committee approved the following STIP payouts to the Company's NEOs for 2019:

Named Executive Officer	Total STIP Payout

Archie M. Brown	$876,617

James M. Anderson	$306,657

Claude E. Davis	$732,306

John M. Gavigan	$273,892

Karen B. Woods	$285,158

Anthony M. Stollings[1]	n/a

1.
Mr. Stollings did not receive a payment under the STIP as a result of his retirement on September 1, 2019.

Long-Term Incentive Compensation

The Company's long-term incentive program ("LTIP") is designed for the Company's senior leaders who have a direct and measurable impact on the long-term performance of the Company. The LTIP is a key component of the total compensation package and is intended to help attract, motivate and retain top professionals in the organization. Because the LTIP awards vest over a three-year period, the awards serve to align management and shareholder interests, including the long-term success of the Company and increased shareholder value.

The LTIP awards for senior executives, including the NEOs, include a portion of restricted stock with time vesting and a portion of restricted stock with performance vesting.

Time-Based Restricted Stock Awards.    Time-based restricted stock awards generally vest over three years, with a third of each award vesting on each anniversary date of the date of grant. Dividends paid on restricted stock are held in escrow and not paid until the restrictions lapse and the stock is fully vested.

Performance-Based Restricted Stock Awards.    Performance-based restricted stock vests after three years only upon attainment of certain pre-determined performance measures (generally relative total shareholder return and relative return on assets). The award is structured such that at the end of the three-year performance period:

  ■
  No portion of the award may vest if performance against peers in the KBW Regional Bank Index is below the 25th percentile.

  ■
  Above median performance (60th percentile versus peers) must be achieved in order for 100% of the award to vest.

  ■
  The award has limited upside potential. The maximum payout is capped at 150% of the initial award amount for performance at or above the 75th percentile.

Performance-based restricted stock comprised 50% of LTIP for our Executive Chair and our CEO, and 25% of LTIP for our other NEOs.

Vesting of 2016 LTIP Performance-Based Stock Awards

In 2019, the Committee approved the vesting of certain awards of performance-based restricted stock issued on March 8, 2016. The performance-based restricted stock vested on March 8, 2019, upon the attainment of the following performance targets, each of which made up 50% of the metric:

  ■
  Return on Assets compared to peer over the 36 months ended December 31, 2018; and

  ■
  Total Return compared to peer over the 36 months ended December 31, 2018.

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The peer performance was calculated using the KBW Index. The calculation of the payouts for 2019 for all participants, including the named executive officers of the Company, was as follows:

		KBW Index Results			FFBC Percentile

Measure	25th Percentile	Median	75th Percentile	FFBC Results	Ranking

Return on Assets	.94	1.10	1.29	1.28	69.5

Total Return (%)	3.52%	23.80%	38.49%	42.67	79.5

			Total Payout	116.4%

The following NEOs received grants of performance shares in 2016 and received final payouts in 2019:

	Original Grant	2019 Shares Awarded

Claude E. Davis	23,022	26,798

John M. Gavigan	1,021	1,189

Anthony M. Stollings	2,706	3,150

2019 LTIP Grants.    In March 2019, the Committee reviewed target compensation levels in the context of relative performance versus peers as well as survey and peer proxy data. The following chart summarizes LTIP target amounts (as a percentage of base salary) for the named executive officers in 2019:

	Grant Date	LTI Target (%)	Total Number of Shares Granted	Grant Date Fair Value[1]	Shares of Time-based Restricted Stock Granted	Shares of Performance- based Restricted Stock Granted

Claude E. Davis	3/5/19	110%	31,558	$854,591	15,779	15,779

Archie M. Brown	3/5/19	110%	31,558	$854,591	15,779	15,779

John M. Gavigan	3/5/19	60%	6,279	$170,035	4,709	1,570

James M. Anderson	3/5/19	60%	6,648	$180,028	4,986	1,662

Karen B. Woods	3/5/19	60%	6,463	$175,018	4,847	1,616

Anthony M. Stollings[2]	—	—	—	—	—	—

1.
Based on a closing stock price of $27.08 per share as of March 5, 2019.

2.
Mr. Stollings did not receive an LTIP award for 2019 as a result of his retirement on September 1, 2019.

Executive Benefits and Perquisites

In addition to the three key elements noted above, the Company provides its executives with certain other benefits and perquisites, as follows:

Employment, Severance and Change in Control Agreements.

The Company has entered into Employment and Non-Competition Agreements with Mr. Davis, Mr. Brown and Mr. Stollings, and Severance and Change in Control Agreements with its other NEOs. The purpose of the agreements is to secure the continued service and dedication of the executives and to provide for certainty and fairness in the event an executive's employment is terminated without cause or in the event of an actual or threatened change in control of the company. The Company believes the agreements are important in the Company's ability to attract and retain executives, particularly in the event the Company is engaged in a transaction which could constitute a change in control. Each of the NEOs entered into new employment or severance and change in control agreements in connection with the Company's merger with MainSource after consulting with the Company's compensation consultant and examining peer data regarding employment and change in control agreements.

The potential payments to be made to each of the NEOs in the event of their termination either without cause or in connection with a change in control are discussed in the tables on page 72 of this proxy statement.

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On June 3. 2019, in anticipation of his announced retirement on December 31, 2019, the Company entered into a Letter Agreement (the "Letter") with Claude Davis that amended certain terms of his Employment and Non-Competition Agreement (the "Agreement"). Specifically, the Letter revised the termination date of the Agreement from April 1, 2021 to December 31, 2019. In lieu of base salary, short-term incentive compensation and long-term incentive compensation that would have been payable to Mr. Davis during 2020 and 2021, the Letter provided that the Company would pay Mr. Davis a single, lump payment of $3,150,000 as of December 31, 2019. Additionally, the Letter provided that Mr. Davis' restricted stock and performance share awards granted prior to the date of the Letter would continue to vest on the dates set forth in the applicable award agreements. In the event Mr. Davis resigns from the Board, any unvested restricted stock or performance share awards will terminate. Mr. Davis will not receive any additional awards of Company stock.

The Letter also provides that Mr. Davis agreed to continue to provide advisory services to the Company's management in the areas of board governance, succession planning, corporate strategy, capital allocation and deployment, investor relations, enterprise risk, and strategy for the First Financial Foundation through December 31, 2021. In consideration of these additional responsibilities, the Company agreed to pay Mr. Davis a board retainer fee of $450,000 during each of 2020 and 2021, payable in the same manner and on the same schedule as retainer fees are paid to current members of the Board of Directors. Beginning in 2022, any retainer fees paid to Mr. Davis will be determined by the Compensation Committee of the Board in the normal course of its responsibilities. See 2019 Board Compensation below for a discussion of the Board's current compensation structure.

The Company and Mr. Davis believed that the amendment of Mr. Davis' Agreement was in the Company's best interests because it reduced the total amount to be paid to Mr. Davis over the remaining term of his Agreement, it allowed Mr. Davis to complete his shift from an employee to an independent member of the Board of Directors, and it reflected Mr. Davis' confidence in the success of the integration with MainSource and Mr. Brown as Chief Executive Officer of the Company.

Mr. Stollings' Employment Agreement terminated effective with his retirement on September 1, 2019.

Pension and Other Deferred Compensation Plans

Pension Plan

The First Financial Bancorp Associate Pension Plan and Trust ("Pension Plan") is a tax-qualified pension plan covering eligible employees of the Company. See the Pension Benefits Table on page 67 for the material terms and conditions of the Pension Plan as applicable to the NEOs for 2019 who are currently employees of the Company.

Executive Supplemental Retirement Plan

The Company maintains a supplemental executive retirement plan to supplement the retirement benefits provided under the Pension Plan for certain senior executive officers of the Company in order to make up for legal limits applicable to the benefits provided under the Pension Plan. The SERP is an unfunded, unsecured pension benefit plan for a select group of highly compensated employees. See the Pension Benefits Table for the material terms and conditions of the SERP as they pertain to the NEOs for 2019

Split-Dollar and Group Term Life Insurance

As of December 31, 2019, the Company maintains split-dollar insurance solely on the life of Claude Davis. Under the split-dollar insurance program, upon Mr. Davis' death , the company-owned life insurance policy first pays the Company the premiums that the Company paid for the policy, and then pays Mr. Davis' beneficiary a death benefit equal to three times his base salary in effect at the time of his retirement.

The Company previously maintained a split-dollar insurance policy on the life of Tony Stollings. The benefit to Mr. Stollings terminated upon his retirement on September 1, 2019.

All the NEOs are eligible for the Company-paid group term-life insurance benefit that is available to all full-time associates in the amount of two times annual base salary up to $600,000.

Other Benefits.    Executives can participate in group medical and life insurance programs, a 401(k) plan with a discretionary performance-based contribution by the Company, and a pension plan, all of which are generally available to all our associates on a non-discriminatory basis. The benefits serve to protect executives and their families against financial risks associated with illness, disability, and death and provide financial security during retirement through a combination of personal savings and Company contributions, taking advantage of tax-deferral opportunities where permitted.

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V. 2019 Board Compensation

Board members are compensated with a combination of cash and stock-based compensation. The goal of the compensation package is to attract and retain qualified candidates to serve on the Board of Directors, and to align the interests of the Board with those of the shareholders of the Company. In setting compensation, the Board considers primarily the fees paid by the Company's compensation peer group, which is made up of financial institutions of similar size located primarily in the Midwest United States.

Compensation Consultant.    In 2019, the Board engaged Meridian Compensation Partners, LLC as its consultant with respect to the Company's director compensation. Meridian reviewed the amount of the Board's compensation as well as the breakdown between cash and equity compensation in comparison to the Company's peers. The Executive Compensation Committee considered Meridian's analysis in establishing 2019 director compensation.

Board/Committee Fees.    In 2019, non-employee directors of the Company received annual retainers of $100,000, of which $50,000 was paid in cash on a quarterly basis and $50,000 was awarded in restricted stock on the date of the 2019 Annual Meeting of shareholders with a one year vesting period. Directors did not receive any fees for service on the board of directors of First Financial Bank. The lead director of the board was paid an additional annual retainer of $25,000 and each committee chair was paid an additional annual retainer of $10,000 in order to recognize the extensive time that is devoted to lead director and committee matters including meetings with management, auditors, attorneys and consultants, and preparing committee agendas. Director fees are paid quarterly.

Election to Purchase Stock with Cash Retainer.    Directors have the opportunity, pursuant to the 2019 Director Fee Stock Plan, to elect to use all or a portion of their board fees to purchase the Company's common shares. For those directors who make an annual election to participate in the Director Fee Stock Plan, shares are issued directly to directors quarterly in lieu of cash payments under the Amended and Restated 2012 Stock Plan.

Director Compensation Table

During the fiscal year ended December 31, 2019, we provided the following compensation to our non-employee directors. Claude E. Davis and Archie M. Brown, who were also employees of the Company in 2019, did not receive any additional fees for serving on the Board and therefore have been omitted from the table. For a discussion of Mr. Davis and Mr. Brown's compensation, see "Executive Compensation" below.

Name	Fees Earned or Paid in Cash[1] ($)	Stock Awards[2] ($)	All Other Compensation[3] ($)	Total ($)

J. Wickliffe Ach	75,000	50,000	1,254	126,254

Kathleen L. Bardwell	50,000	50,000	1,254	101,254

William G. Barron	50,000	50,000	1,254	101,254

Vincent A. Berta	60,000	50,000	1,254	111,254

Cynthia O. Booth	60,000	50,000	1,254	111,254

Corinne R. Finnerty	50,000	50,000	1,254	101,254

Erin P. Hoeflinger	50,000	50,000	1,254	101,254

Susan L. Knust	50,000	50,000	1,254	101,254

William J. Kramer	60,000	50,000	1,254	111,254

John T. Neighbours	50,000	50,000	1,254	101,254

Thomas M. O'Brien	60,000	50,000	1,254	111,254

Richard E. Olszewski	50,000	50,000	1,254	101,254

Maribeth S. Rahe	60,000	50,000	1,254	111,254

1.
Includes board retainer and additional retainers for lead director and committee chairs.

2.
Based on the closing price of First Financial's common shares as of the date of grant (May 28, 2019) of $23.12 per share. These shares were issued as restricted stock which vests on May 28, 2020. Dividends on unvested restricted stock are held in escrow and paid upon vesting of the shares.

3.
Includes accrued dividends paid on restricted stock that vested in 2019.

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VI. Compensation of Executives in 2020

In March 2020, the Compensation Committee met to consider the executive compensation program for 2020. The Committee, in consultation with its independent compensation consultant Meridian Compensation Partners, LLC, reviewed the Company's compensation philosophy, the overall structure of the compensation program, the targets and metrics to be used in 2020, peer data regarding the mix and structure of compensation for executives in each role and the compensation to be awarded to executives. Based upon this review, the Compensation Committee approved certain changes to the Company's compensation program for 2020.

Based upon its review of peer data and its goal of executives receiving target total compensation and target total cash compensation slightly below the median of our peer group, the Committee authorized certain adjustments to executives' base compensation. Additionally, based on a review of the mix between short- and long-term compensation as well as the median long-term incentives paid within our peer group, the Committee approved certain adjustments to executives' long-term compensation targets beginning with the award in 2020.

The Committee also considered the performance metrics and payout under the Company's short-term incentive plan. The Committee noted the Company's outstanding performance in 2019, which represented performance within the top quartile of its peer group, and wanted to continue motivating top quartile relative performance while ensuring our absolute performance supports incentive payouts. The Committee also noted its desire to drive alignment between compensation and the Company's strategic plan and business goals. Based upon these considerations, the Committee decided to continue the use of Return on Assets compared to the KBW Index as the primary metric (50%) for determining short-term incentive compensation, plus a second credit-related metric (25%) to ensure credit quality remains strong. The Committee added a third metric for 2020, weighted at 25%, based upon the Company's adjusted operating expenses compared to budget. The Committee also continued the requirement that earnings per share exceed a pre-set threshold, below which the Committee is mandated to evaluate whether any short-term incentive payouts are appropriate.

VII. Policies, Guidelines and Other Practices

Evaluation for Excessive Risk in Compensation Programs

The following outlines the method by which the Company reviews and evaluates compensation programs, policies and procedures to prevent unnecessary and excessive risks that could threaten the value of the Company:

  ■
  The Compensation Committee discusses annually the governance structure and management practices to effectively monitor and manage risks in compensation programs, policies and procedures;

  ■
  To further mitigate risk, the Committee has responsibility for the design and evaluation of all executive compensation programs, including broad-based Short-Term and Long-Term Incentive Plans; and

  ■
  The Committee has responsibility to review and ratify the Company's non-executive incentive compensation plans. The Committee's review of incentive compensation plans is supported by management processes aligned with the Guidance on Sound Incentive Compensation Policies adopted by banking regulators in 2010. Incorporated into the management processes is a review, including a risk evaluation, of the components of the Company's incentive plans by human resources, finance, and risk management personnel.

In light of the above reviews, the Company and the Compensation Committee have not identified any risks arising from the Company's compensation programs, policies, and practices for the Company's NEOs, or in general our associates, that are reasonably likely to have a material adverse effect on the Company. It is both the Committee's and management's intent to continue to evolve our processes going forward by monitoring regulations and best practices for sound incentive compensation.

Clawbacks

The Committee has approved the Policy Regarding Recoupment of Incentive Compensation pursuant to which the Company may seek recoupment of all or part of any incentive compensation paid, or forfeiture of all or part of any incentive compensation to be paid, to senior management in the event:

  ■
  The officer's misconduct or negligence has resulted in the Company being required to restate its financial statements filed with the U.S. Securities and Exchange Commission due to material noncompliance with any financial reporting requirement.

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  ■
  An incentive compensation award was based on materially inaccurate data resulting from an officer's fraud, willful misconduct, or gross negligence.

  ■
  The incentive compensation paid or to be paid is related to willful misconduct or gross negligence that either has had, or could reasonably be expected to have, a significant adverse reputational or economic impact on the Company (regardless of financial restatement).

  ■
  The Company becomes subject to any statute, regulation or other government direction that, in the opinion of legal counsel, requires the return of the incentive compensation paid to an officer.

This policy applies to all executive officers (including the NEOs) and all officers holding the title of senior vice president or higher (or equivalent positions). The policy will apply to all incentive compensation paid or received during the three years prior to any event as described above.

Share Ownership Requirements

The Company maintains a share ownership requirement for its CEO and Executive Chair equal to the lesser of five times base salary or 250,000 shares. The CEO and Executive Chair are each currently in compliance with this requirement.

The share ownership requirement for the other NEOs and other executives is the lesser of two times base salary or 75,000 shares. The timeframe for executives to comply with this requirement is within two years from adoption of the policy or within five years of the executive being first appointed to a role with share ownership guidelines. All NEO's are currently in compliance, or within the time to comply, with this requirement.

In calculating executives' share ownership, the Company includes shares owned individually, unvested restricted shares (both time and performance based) and shares held in the Company's 401(k) Savings Plan or other non-qualified deferred compensation plan.

Use of Discretion and Other Factors in Pay Decisions

The exercise of discretion by the Compensation Committee in determining the various elements of compensation is an important feature of the Company's compensation philosophy. Because the Company has always taken a long-term view, we use judgment and discretion rather than relying solely on formulaic results, and we do not reward executives for taking outsized risks that produce short-term results. Therefore, the Company believes it is important that the Compensation Committee have sufficient flexibility to respond to: (i) the Company's unique circumstances; (ii) prevailing market trends; (iii) the rapidly evolving financial and regulatory environment in which the Company operates; (iv) the Company's use of cross-functioning of executive assignments and cross-training as a matter of executive development and succession planning; and (v) risk management objectives. The Company also believes it is in the best interest of the Company and its shareholders that the Compensation Committee have sufficient discretion to recognize and reward extraordinary individual performance in non-financial areas that may or may not directly affect the Company's achievement of specific financial metrics for a particular year, but are nevertheless important to long-range growth and the enhancement of shareholder value.

Tax Deductibility of Compensation

As part of its responsibilities, the Compensation Committee has historically reviewed and considered the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, which generally disallowed tax deductions for compensation of over $1 million to our covered executive officers unless that compensation met a "performance-based" exception.

Historically, significant aspects of the Company's compensation programs were designed to permit (but not require) compensation to qualify for this performance-based compensation exception. In December 2017, Section 162(m) was amended by the Tax Cuts and Jobs Act to eliminate the exception for performance-based compensation (other than with respect to payments made pursuant to certain "grandfathered" arrangements entered into prior to November 2, 2017), so that now any compensation above $1 million paid to covered executive officers is not deductible unless it qualifies as "grandfathered." Incentive payments and grants made to our covered executive officers in 2019 and thereafter under the STIP and the LTIP will not meet the grandfather requirements of Section 162(m) and will no longer be deductible to the extent compensation exceeds $1 million for a covered executive. Despite these new limits on the deductibility of performance-based compensation, the Compensation Committee continues to believe a significant portion of our NEOs' compensation should be tied to Company performance. Therefore, it is not anticipated that the changes to Section 162(m) will significantly impact the design of our compensation program going forward.

2020 Proxy Statement    |    Executive Compensation        61

Stock-Based Compensation—Procedures Regarding Timing and Pricing of Grants

Our policy is to make grants of equity-based compensation only at current market prices. We have not granted options since 2008. At that time we set the exercise price of stock options at the closing stock price on the date of grant, and did not grant "in-the-money" options or options with exercise prices below market value on the date of grant. Absent special circumstances, it is our policy to make the majority of equity grants at a regularly scheduled meeting of our Compensation Committee. However, we may make a small percentage of grants at other times throughout the year, generally once per quarter, in connection with exceptional circumstances, such as the hiring or promotion of an executive officer, special retention circumstances, or merger and acquisition activity.

We try to make equity-based grants at times when they will not be influenced by scheduled releases of information. Grants of equity-based awards primarily have grant dates corresponding to regularly scheduled meetings of the Compensation Committee in the early part of the fiscal year. For 2019, we chose the March meeting of the Committee. This date allowed time for performance reviews following the determination of corporate financial performance for the previous year. We seek to make grants when our financial results have already become public, and when there is little potential for abuse of material non-public information in connection with equity-based grants. We believe we minimize the influence of our disclosures of non-public information on the long-term incentives by selecting meeting dates well in advance which fall several days or weeks after we report our financial results, and by setting the initial vesting periods at least one year from the date of grant. We follow the same procedures regarding the timing of grants to our NEOs as we do for all other participants.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis. Based on this review and these discussions, the Compensation Committee has recommended to the Board that the CD&A be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

Members of the Compensation Committee
Thomas M. O'Brien, Chair Susan Knust, Vice Chair Erin Hoeflinger William Kramer

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COMPENSATION TABLES

Summary Compensation Table

The table below sets forth the annual and long-term compensation of (i) our principal executive officer and principal financial officer, (ii) the three next most highly compensated executive officers for 2019 other than the officers who served as principal executive officer or principal financial officer, and (iii) Anthony M. Stollings, who served as an executive officer through September 1, 2019, and who would have been included in the group described in clause (ii) if he had been an executive officer as of the end of 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)[4]	Non-Equity Incentive Plan Compensation ($)[5]	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)[6,7]	All Other Compensation ($)[8]	Total ($)

Archie M. Brown[2]	2019	$796,621	$100	$854,591	$876,617	$66,687	$9,794	$2,604,410
Chief Executive Officer	2018	$588,312	$100	$1,177,372	$430,352	$29,377	$29,728	$2,255,241

James M. Anderson[2]	2019	$389,615	$100	$180,028	$306,657	$30,454	$3,376	$910,230
Chief Financial Officer	2018	$273,846	$100	$307,641	$170,137	$13,673	$1,001	$766,398

Claude E. Davis[1]	2019	$776,900	$150	$854,591	$732,306	$390,344	$3,212,965	$5,967,256
Executive Chair of the Board	2018	$776,899	$200	$1,204,249	$466,140	$12,112	$126,517	$2,586,117
	2017	$773,416	$100	$1,105,364	$464,278	$204,989	$126,913	$2,675,060

John M. Gavigan	2019	$348,462	$100	$170,035	$273,892	$41,607	$8,789	$842,885
Chief Operating Officer	2018	$310,539	$100	$271,834	$155,726	$21,725	$9,190	$769,114
	2017	$291,577	$100	$183,193	$117,000	$23,456	$6,916	$622,242

Karen B. Woods[2]	2019	$362,693	$300	$175,018	$285,158	$26,660	$3,574	$853,403
General Counsel and Chief	2018	$240,846	$100	$218,375	$125,775	$12,085	$1,748	$598,929
Risk Officer

Anthony M. Stollings[3]	2019	$295,385	$500	$0	$0	$56,508	$696,819	$1,049,212
EVP, Commercial Banking	2018	$411,419	$100	$361,916	$205,842	$33,671	$28,675	$1,041,623
	2017	$399,900	$100	$287,314	$160,039	$41,281	$27,298	$915,932

1
Mr. Davis served as Executive Chair until his retirement on December 31, 2019.

2
Mr. Brown, Mr. Anderson and Ms. Woods joined the Company on April 1, 2018.

3
Mr. Stollings served as an executive officer of the Company through September 1, 2019. Compensation reported includes compensation paid in all capacities in 2019, including amounts accrued in 2019 for severance payable after December 31, 2019.

4
Amounts represent the aggregate grant date fair value of stock awards granted under the First Financial Bancorp Amended and Restated 2012 Stock Plan (the "Amended and Restated 2012 Stock Plan") during the period, calculated in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") topic 718, Stock Compensation. Assumptions used in the calculation of these amounts are described in Note 19—Stock Options and Awards to the Company's consolidated financial statements in the 2019 Annual Report at page 83. For Mr. Brown, Mr. Davis, Mr. Anderson, Mr. Gavigan and Ms. Woods, includes both time- and performance-based restricted stock awarded during the year shown. The grant date fair value of the performance based restricted stock is based on a target level of performance and will likely vary from the actual amount the individual earns upon vesting of the awards. Assuming the highest level of performance, the grant date value of the 2019 awards would be:

Claude Davis	$640,943

Archie Brown	$640,943

Jamie Anderson	$67,510

John Gavigan	$63,773

Karen Woods	$65,642

5
Amounts represent cash bonuses paid under our short-term incentive plan for the years indicated. In 2018 and 2017 for all NEOs, the amount above target (100%) was paid in stock with a three-year holding period and is reported in the Stock Awards column.

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6
Amounts represent the annual net increase in the present value of accumulated benefits under the SERP and the Pension Plan for the relevant year. The present values of accumulated benefits under the SERP and Pension Plan were determined using assumptions consistent with those used for reporting purposes of these plans in the Company's Annual Report on Form 10-K for each year, with no reduction for mortality risk before age 65. See also the "Pension Benefits Table" in this proxy statement.

7
For Mr. Davis, 2019 amount includes nonqualified deferred compensation earnings of $73,015 and Supplemental Savings Plan earnings of $70,309. 2018 amount includes nonqualified deferred compensation earnings of ($10,753) and Supplemental Savings Plan earnings of ($24,656). 2017 amount includes nonqualified deferred compensation earnings of $31,376 and Supplemental Savings Plan earnings of $36,390.

8
All other compensation consists of the following:

	Imputed Income Life Insurance	Accrued Dividends Paid on Vested Restricted Stock	Other	Total

Archie Brown	$2,838	$3,998	$2,958	$9,794

Jamie Anderson	$990	$1,263	$1,123	$3,376

Claude Davis	$13,192	$86,365	$3,113,408[1]	$3,212,965

John Gavigan	$660	$7,531	$598	$8,789

Karen Woods	$1,576	$870	$1,128	$3,574

Anthony Stollings	$8,003	$20,612	$668,204[2]	$696,819

1
Includes $3,100,000 in severance, $12,810 in organizational dues and a $598 parking benefit.

2
Includes $668,129 in severance and $75 in parking benefit.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO. The CEO to median employee pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported below should not be used as a basis for comparison between companies.

Median Employee Total Compensation	$57,690

CEO Total Annualized Compensation	$2,604,410

Ratio of CEO to Median Employee Compensation	45:1

For purposes of identifying the median employee, an employee roster as of November 1, 2019 was used to determine the employee population. Gross wages from 2019 were used as the compensation measure. Wages were annualized for those employees who were not employed for the full year of 2019, and also for those employees who were on an unpaid leave of absence during 2019. The median employee was selected from the annualized roster. The roster included 2,115 employees, approximately 7.3% of whom were scheduled to work less than 40 hours per week.

Grants of Plan-Based Awards

The following table shows all individual grants of plan-based awards to the NEOs of the Company during or for the fiscal year ended December 31, 2019, including the annual cash incentive award opportunity under the Company's short-term incentive plan, immediately vested restricted stock granted in lieu of cash under the Company's short-term

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incentive plan, and time-based and performance-based restricted stock awards under the Company's long-term incentive plan. Total value is computed utilizing the grant date market value for restricted stock awards.

								All Other Stock Award:	Grant Date Fair Value of
		Estimated Future Payouts Under Non-Equity Incentive Plans[1]			Estimated Future Payouts Under Equity Incentive Plans[2]			No. of Shares of Stock or	Stock and Options

Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units[3]	Awards ($)[4]

Archie M. Brown	n/a	$0	$557,999	$1,115,999
	3/5/2019							15,779	$427,295
	3/5/2019				7,890	15,779	23,669		$427,295

James M. Anderson	n/a	$0	$195,199	$390,397
	3/5/2019							4,986	$135,021
	3/5/2019				831	1,662	2,493		$45,007

Claude E. Davis	n/a	$0	$466,140	$932,280
	3/5/2019							15,779	$427,295
	3/5/2019				7,890	15,779	23,669		$427,295

John M. Gavigan	n/a	$0	$174,342	$348,685
	3/5/2019							4,709	$127,520
	3/5/2019				785	1,570	2,355		$42,516

Karen B. Woods	n/a	$0	$181,514	$363,027
	3/5/2019							4,847	$131,257
	3/5/2019				808	1,616	2,424		$43,761

1
The amounts of the estimated future payouts under the non-equity incentive plans column represent each executive's opportunities in the event the Company met certain targets in 2019 pursuant to the terms of the Short-term Incentive Plan. Cash payouts for 2019 under the 2019 Short-Term Incentive Plan (STIP) were made February 14, 2020, for Messrs. Brown, Davis, Anderson, Gavigan, and Ms. Woods and are included in the Summary Compensation Table.

2
Awards represent shares of performance-based restricted stock issued under the Long-Term Incentive Plan that vests after three years upon the attainment of certain pre-determined performance measures (generally total shareholder return and return on assets in each case compared to peer). Depending on the performance level achieved, the maximum award that may be earned for these performance-based restricted shares is 150% of the initial shares awarded. Dividends paid on both types of restricted shares are held in escrow until such shares vest. For additional information, see page 72 of the Compensation Discussion and Analysis.

3
Awards represent restricted shares awarded on March 5, 2019 that vest annually in equal installments over a three-year period (subject to continued employment). Closing price of the Company's common shares on the date of March 5, 2019 grant was $27.08. For additional information, see page 57 of the Compensation Discussion and Analysis.

4
Amounts represent the aggregate grant-date fair value of stock awards, including performance shares and restricted stock, granted under the Company's Amended and Restated 2012 Stock Plan during 2019, calculated in accordance with ASC 718. See notes 2 and 3, above, for additional information regarding these awards. For the performance shares, the amounts have been calculated taking into consideration the probable outcome of the respective performance conditions as of the date of grant (target). Dividends accrued but not paid until the vesting of the awards of performance shares and restricted stock are not included in the amounts reflected in this column. Assumptions used in the calculation of these amounts are described in Note 19 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

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Outstanding Equity Awards at Fiscal Year End

The following table represents information regarding unexercised stock options and unvested stock awards outstanding for each NEO as of December 31, 2019. All restricted awards have been adjusted for stock dividends and stock splits. All values in the table are based upon a market value for our stock equal to the closing per share price of the Company's stock on the last trading date of the fiscal year, or $25.44 per share.

	Option Awards[1]				Stock Awards

	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)

Archie M. Brown	14,273	0	$11.59	2/3/2024	9,875[2]	$251,220	14,811[6]	$376,792
					15,779[3]	$401,418	15,779[7]	$401,418

James M. Anderson					3,121[2]	$79,398	1,560[6]	$39,686
					4,986[3]	$126,844	1,662[7]	$42,281

Claude E. Davis					5,191[4]	$132,059	15,567[8]	$396,024
					10,050[5]	$255,672	15,073[9]	$383,457
					15,779[3]	$401,418	15,779[7]	$401,418

John M. Gavigan					1,094[4]	$27,831	1,093[8]	$27,806
					2,735[5]	$69,578	1,367[9]	$34,776
					4,709[3]	$119,797	1,570[7]	$39,941

Karen B. Woods					2,150[2]	$54,696	1,075[6]	$27,348
					4,847[3]	$123,308	1,616[7]	$41,111

1.
All outstanding options were assumed in the Company's merger with MainSource Financial Group and were exercisable as of December 31, 2019.

2.
Time-based restricted stock granted on April 2, 2018, one third of which vested on April 2, 2019 and one third of which is scheduled to vest on April 2, 2020 and 2021 (subject to continued employment).

3.
Time-based restricted stock granted on March 5, 2019, one-third of which vested on March 5, 2020, and one third of which is scheduled to vest on March 5, 2021 and 2022 (subject to continued employment).

4.
Time-based restricted stock that vested on March 7, 2020, pursuant to a grant in 2017, one-third of which vested on each of March 7, 2018, and 2019.

5.
Time-based restricted stock granted on March 6, 2018, one third of which vested on each of March 6, 2019 and 2020, and one third of which is scheduled to vest on March 6, 2021 (subject to continued employment).

6.
Performance-based restricted stock granted on April 2, 2018 that may be earned upon completion of a three-year performance period ending on April 2, 2021 if performance levels (reflected at target in this table) are achieved.

7.
Performance-based restricted stock granted on March 5, 2019 that may be earned upon completion of a three-year performance period ending on March 5, 2022 if performance levels (reflected at target in this table) are achieved.

8.
Performance-based restricted stock granted on March 7, 2017 that may be earned upon completion of a three-year performance period ending on March 7, 2020 if performance levels (reflected at target in this table) are achieved.

9.
Performance-based restricted stock granted on March 6, 2018 that may be earned upon completion of a three-year performance period ending on March 6, 2021 if performance levels (reflected at target in this table) are achieved.

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Option Exercises and Stock Vested

The following table shows the stock options exercised by, and restricted stock that vested for, the NEOs in 2019 and the value realized upon exercise. The value realized is calculated based upon the closing price of the Company's stock on the date of vesting.

	Option Awards		Stock Awards

	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Archie M. Brown	—	—	16,472	443,808

Jamie M. Anderson	8,785	151,199	6,120	165,843

Claude E. Davis	—	—	57,180	1,488,066

John M. Gavigan	—	—	8.845	236,306

Karen B. Woods	—	—	4,446	120,683

Anthony M. Stollings	—	—	17,573	456,752

Pension Benefits

The following table shows, for each NEO, each pension plan that the NEO participates in, the number of years of credited service and the present value of accumulated benefits. Values reflect the actuarial assumptions used for financial reporting purposes. For details regarding the Company's Pension Plan and Executive Supplemental Retirement Plan, see page 58 of the Compensation Discussion and Analysis.

	Plan Name	Number of Years of Credited Service[1]	Present Value of Accumulated Benefit[2]	Payments During Last Fiscal Year

Archie M. Brown	Pension Plan	2	$30,217	$0
	SERP	2	$65,847	$0

James M. Anderson	Pension Plan	2	$30,137	$0
	SERP	2	$13,990	$0

Claude E. Davis[3]	Pension Plan	15	$343,360	$0
	SERP	15	$956,425	$0

John Gavigan	Pension Plan	11	$129,173	$0
	SERP	11	$28,972	$0

Karen B. Woods	Pension Plan	2	$28,286	$0
	SERP	2	$10,459	$0

Anthony M. Stollings[4]	Pension Plan	13	249,167	$0
	SERP	13	122,985	$0

1.
The number of years of service credited to the NEOs under the plan are computed as of December 31, 2019, the pension plan measurement date used for financial statement reporting purposes with respect to the registrant's audited financial statements in the Company's 2019 Annual Report and filed with the 2019 Form 10-K.

2.
The present value of accumulated benefits shown in this column is calculated as of December 31, 2019, the measurement date used for reporting purposes in the Company's 2019 Annual Report. Assumptions used in determining these amounts include a 3.33% discount rate, a 3.33% lump sum interest rate, and the 2021 PPA Mortality Table, described in IRS Notice 2019-67 consistent with assumptions used for reporting purposes in the Company's 2019 Annual Report filed with the Form 10-K of the present value of accumulated benefits under the SERP and Pension Plan, except without reduction for mortality risk before age 65. (See Footnote 15—Employee Benefit Plans to the consolidated financial statements contained in the Company's 2019 Annual Report filed with the 2019 Form 10-K—for information regarding the assumptions made by the Company for reporting purposes in the Company's 2019 Annual Report.)

3.
Supplemental plan benefit of $972,219 is payable as of July 1, 2020. Qualified plan cash balance of $236,192 will continue to grow with plan interest until commencement date. Traditional frozen benefit of $10,033 as of age 65 also remains in the qualified plan.

4.
Supplemental plan benefit of $123,996 is payable as of April 1, 2020. Qualified plan cash balance of $249,020 will continue to grow with plan interest until commencement date. As a result of Mr. Stolling's retirement in September 2019, earliest commencement date is assumed to be immediate.

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Pension Plan

The material terms and conditions of the Pension Plan as applicable to the NEOs for 2019 who are currently employees of the Company are as follows:

  Eligibility—The Pension Plan covers employees of the Company who have attained age 21 and completed the earlier of 1,000 hours of service within the first 12 months of employment or within a calendar year.

  Benefit Formula—The Pension Plan provides an accrual to a participant's account for each year in which the participant works 1,000 hours. All eligible associates receive a pension benefit annual accrual of 5% of compensation. For this purpose, compensation means the participant's total cash remuneration from the Company prior to contributions to a cafeteria plan or a 401(k) plan, including bonuses, overtime pay and other special cash remuneration. However, compensation cannot exceed the compensation limit of Code Section 401(a) (17).

  Interest—In 2019 participant accounts were credited with a rate of return equal to Vanguard Institutional Index Fund Institutional Shares (VINIX) and Vanguard Total Bond Market Index Fund Institutional Shares (VBTIX) weighted 40% and 60% respectively.

  Vesting—A participant becomes immediately vested in this retirement benefit upon hire.

  Distribution—A participant's account may be distributed at the participant's election at any time after the participant separates from service. However, generally, it must be distributed by April 1st of the calendar year following the date of termination or the date the participant attains age 70 1/2, whichever is later. The participant may elect to receive his account in a lump sum or as an annuity with an actuarial value equivalent to the value of his account. Each of our NEOs is eligible to participate in the Pension Plan with respect to the account balance formula and is fully vested in their Pension Plan retirement benefit.

  Traditional Pension Benefit Formula—Benefits accruing prior to January 1, 2008 are generally calculated based on benefit service and average monthly compensation as of December 31, 2007.

Executive Supplemental Retirement Plan

The Company maintains a supplemental executive retirement plan to supplement the retirement benefits provided under the Pension Plan for certain senior executive officers of the Company in order to make up for legal limits applicable to the benefits provided under the Pension Plan. The SERP is an unfunded, unsecured pension benefit plan for a select group of highly compensated employees. The material terms and conditions of the SERP as they pertain to the NEOs for 2019 are as follows:

  Eligibility—The SERP benefit is generally provided to those highly compensated employees of the Company whose compensation exceeds the IRS limits imposed on the Pension Plan and who have been designated as eligible to participate in the plan by the Company. All NEOs participated in the SERP in 2019.

  Benefit Formula—The SERP provides a benefit in excess of the IRS compensation and benefit limits imposed by Sections 401(a) (17) and 415 of the Code, respectively, with respect to the service benefit component of the Pension Plan and the account benefit component of the Pension Plan. The benefit under the SERP is calculated as the difference between (x) the lump sum or periodic benefit the executive would have received under the Pension Plan, but for the applicable IRS compensation limits under Section 415 and 401(a) (17) of the Code, and (y) the lump-sum or periodic benefit the executive is entitled to under the Pension Plan. Compensation and years of service under the SERP generally have the same meanings provided under the Pension Plan.

  Vesting—Participants are vested in their SERP benefit to the same extent they are vested in their retirement benefit provided under the Pension Plan. However, the Company generally reserves the right to forfeit and/or reduce a participant's benefit under the SERP.

  Time and Form of Payment—Payment of benefits under the SERP generally commence upon the participant's qualifying termination of employment. The benefit generally may be payable in an annuity or lump sum, as agreed to by the executive and the Company. Annual SERP allocations for all NEOs and other eligible executives are 5% of eligible earnings.

Nonqualified Deferred Compensation

The Company maintains two nonqualified deferred compensation plans for the Executive Chair: the First Financial Bancorp. Deferred Compensation Plan ("DCP") and the Supplemental Savings Agreement ("SSA"). The DCP was

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frozen in 2010 to any future employee or Company contributions. Effective January 1, 2014, the annual Company contribution pursuant to the terms of the SSA was discontinued. No other NEO is eligible to participate in these plans. The table below shows earnings and distributions for the DCP and SSA.

Plan Name	Executive Contributions in Last Fiscal Year[1]	Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals / Distributions	Aggregate Balance at Last Fiscal Year End[1]

Claude E. Davis
DCP	$0	$0	$73,015	$0	$305,132
SSA	$0	$0	$70,309	$0	$361,481

1.
The aggregate balance for the DCP as of December 31, 2019 includes prior deferrals of base salary and bonus that were previously earned and reported as compensation on the Summary Compensation Table for prior years. These amounts have since been adjusted, pursuant to the terms of the plan, for investment performance (e.g., earnings and losses), deferral credits and distributions (as applicable).

Potential Post-Employment Payments

We have entered into employment agreements with certain NEOs and severance and change in control agreements with our other NEOs that will require the Company to provide severance payments in the event of a termination of employment (other than for cause) or a termination of employment or resignation in connection with a change in control of the Company. The summaries below are qualified in their entirety by reference to the agreements themselves, copies of which are available from the Company itself or from the Company's public filings with the SEC.

Employment and Non-Competition Agreements—Mr. Davis, Mr. Brown and Mr. Stollings

The Company has entered into Employment and Non-Competition Agreements (the "Employment Agreements") with Mr. Davis, Mr. Brown and Mr. Stollings. On June 3, 2019, the Company entered into a Letter Agreement amending certain of the terms of Mr. Davis' Employment Agreement. Mr. Stollings employment agreement terminated effective with his retirement, on September 1, 2019. Each of the Employment Agreements, provide generally as follows:

  Term.  Mr. Brown's employment agreement has an initial term of three years ending April 1, 2021, and automatically renews for additional one-year terms, unless either party gives the other notice of an intention not to renew at least 90 days prior to the end of the current term.

  Mr. Davis's employment agreement had an initial term of three years, ending on April 1, 2021, after which Mr. Davis was required to voluntarily resign from his role as Executive Chair. Pursuant to the Letter Agreement, Mr. Davis' employment agreement terminated on December 31, 2019.

  In the event of a change in control, Mr. Brown's agreement automatically renews for a two-year term.

  Compensation.  Each of the employment agreements provides for the payment of base salary and participation in the Company's short-term and long-term incentive compensation plans. The base salary and the target short-term and long-term incentive compensation is subject to adjustment annually by the Compensation Committee.

  Vesting of Long-Term Incentive Compensation.  Pursuant to the Letter Agreement, Mr. Davis' long-term incentive awards granted in 2018 and 2019 will continue to vest in accordance with their original terms. Mr. Davis was not eligible for a long-term incentive award in 2020.

  Severance Benefits.  Each of the Employment Agreements provides for the payment of severance benefits if, during the term of the agreement, the Company terminates the executive's employment without "Cause" (as defined in the agreements) or the executive resigns his employment with "Good Reason" (as defined in the agreements). Upon termination of employment by the Company without Cause (other than for disability or death) or by the executive for Good Reason, the executive is entitled to receive the following payments and benefits:

      ■
      earned and unpaid base salary through the date of termination;

      ■
      continued payment of base salary for 24 months;

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      ■
      installments equal to the lesser of (i) two and one-half times the executive's target bonus amount under the STIP, and (ii) two times the average of the STIP bonuses earned during the three years prior to the termination;

      ■
      outplacement assistance at the Company's expense (at a cost of up to 5% of base salary); and

      ■
      up to twelve months of the employer portion of COBRA premium payment contributions from the Company.

  If the executive's employment is terminated by reason of his death or long-term disability, by the Company for Cause or voluntarily by the executive other than for Good Reason, the Company's obligations to the executive are limited to payment of any accrued and unpaid base salary through the date of termination and the payment of any other benefits that are required to be provided to the executive under the terms of a plan or program in which he is a participant.

  For purposes of the Employment Agreements, the term "Good Reason" is defined as a termination of employment by the executive within ninety days of the initial existence of one of the conditions described below which occurs without his consent: (i) a material diminution in base salary; (ii) a material diminution in his authority, duties, or responsibilities as provided for in his employment agreement, or (iii) any other action or inaction that constitutes a material breach of the employment agreement by the Company. In order to terminate for Good Reason, the executive is required to provide notice to the Company of the existence of the applicable condition for termination within thirty days of the initial existence of the condition, upon the notice of which the Company will have sixty days during which it may remedy the condition and not be required to pay the severance amount. "Cause" is defined as a (i) felony indictment or guilty or nolo contendere plea relating to a felony; (ii) fraud or embezzlement; (iii) willful misfeasance or dishonesty; (iv) other action or criminal conduct which materially and adversely affects the business or financial condition of the Company; or (v) a performance failure that is not corrected within 15 days of written notice from the Board of Directors.

  Section 280G.  In the event that any of the payments or benefits provided under the Employment Agreements or otherwise would constitute an "excess parachute payment" as defined in Section 280G of the Code, the payments or benefits under such agreements will be reduced to the maximum level that would not result in an excise tax under Section 4999 of the Code, if such reduction would cause the executive to retain an after-tax amount in excess of what would be retained if no reduction were made.

  Restrictive Covenants.  Each of Mr. Davis and Mr. Brown is prohibited from revealing confidential information of the Company and disparaging the Company. In addition, the executives are prohibited from (i) competing with the Company or its affiliated companies while employed by the Company and for a period of 18 months following separation of employment and (ii) soliciting clients or hiring employees of the Company or its affiliated companies while employed by the Company and for a period of two years following separation of employment.

Severance and Change in Control Agreements—Mr. Anderson, Mr. Gavigan, and Ms. Woods

The Company is a party to Severance and Change in Control Agreements with Mr. Anderson, Mr. Gavigan, and Ms. Woods (the "CIC Agreements") which provide generally as follows:

  Term.  Each of the CIC Agreements became effective on April 1, 2018 and continue for a one-year term until April 30, 2019. The CIC Agreements renew automatically for successive one-year terms until either party gives notice of an intention not to renew at least 90 days prior to the end of the current term. In the event of a Change in Control, the term of the CIC Agreement will be the one-year period following the consummation of the Change in Control, without the possibility of non-renewal.

  Compensation.  Each of the CIC Agreements provides for the payment of base salary and participation in the Company's short-term and long-term incentive compensation plans. The base salary and the target short-term and long-term incentive compensation is subject to adjustment annually by the Compensation Committee.

  Severance Benefits.  Each of the Employment Agreements provide for the payment of severance benefits in the event the Company terminates his employment without "Cause" (as defined in the agreements) or the executive resigns his employment with "Good Reason" (as defined in the agreements) within 12 months following a Change in Control.

  Under the terms of the CIC Agreements, upon termination of the executive by the Company without Cause (other than as a result of death or disability) and not in connection with a Change in Control, the executive will be entitled to receive the following payments and benefits:

      ■
      earned and unpaid base salary through the date of termination;

70        2020 Proxy Statement    |    Executive Compensation

      ■
      continued payment of base salary for 24 months;

      ■
      if the executive is a "Covered Employee" under IRS rules, an amount equal to the lesser of (i) two and one-half times the executive's target bonus amount under the STIP, and (ii) two times the average of the STIP bonuses earned during the three years prior to the termination, and if the executive is not a "Covered Employee", two times his target bonus amount under the STIP;

      ■
      outplacement assistance at the Company's expense (at a cost of up to 5% of the executive's base salary); and

      ■
      up to twelve months of the employer portion of COBRA premium payment contributions from the Company.

  If the termination of the executive is in connection with a Change in Control, the executive will be entitled to receive the following payments and benefits:

      ■
      earned and unpaid base salary and vacation pay through the date of termination;

      ■
      continued payment of base salary for 24 months;

      ■
      an amount equal to two times his or her target amount under the STIP;

      ■
      outplacement assistance at the Company's expense (at a cost of up to 5% of the executive's base salary); and

      ■
      up to twelve months of the employer portion of COBRA premium payment contributions from the Company.

  As used in the CIC Agreements, "Change in Control" has the meaning given such term in the Company's Amended and Restated 2012 Stock Plan, or any stock plan intended to succeed the Amended and Restated 2012 Stock Plan. "Good Reason" means the employee's termination of employment within ninety (90) days following the expiration of any cure period (discussed below) following the occurrence, without the employee's consent, of one or more of the following: (i) a material reduction in the employee's base compensation (except where there is a reduction applicable to all similarly situated executive officers generally); provided, that a reduction of less than ten percent (10%) will not be considered a material reduction in base compensation; or (ii) a material breach by the Company of a material provision of the CIC Agreement. "Cause" is defined as a (i) felony indictment or guilty or nolo contendere plea relating to a felony; (ii) fraud or embezzlement; (iii) willful misfeasance or dishonesty; (iv) other action or criminal conduct which materially and adversely affects the business or financial condition of the Company; or (v) a performance failure that is not corrected within 15 days of written notice from the Chief Executive Officer or the Board of Directors.

  Section 280G.  In the event that any of the payments or benefits provided under the Employment Agreements or otherwise would constitute an "excess parachute payment" as defined in Section 280G of the Code, the payments or benefits under such agreements will be reduced to the maximum level that would not result in an excise tax under Section 4999 of the Code, if such reduction would cause the executive to retain an after-tax amount in excess of what would be retained if no reduction were made.

  Restrictive Covenants.  Each of the executives is prohibited from revealing confidential information of the Company and disparaging the Company. In addition, the executives are prohibited from (i) competing with the Company or its affiliated companies while employed by the Company and for a period of 6 months following separation of employment and (ii) soliciting clients or hiring employees of the Company or its affiliated companies while employed by the Company and for a period of two years following separation of employment.

Potential Payments for Termination Following a Change-in-Control

The table below summarizes the potential change-in-control benefits that would become payable to each of the NEOs as of December 31, 2019 pursuant to such NEO's employment agreement or severance and change in control agreement, as applicable, that was in effect on December 31, 2019, and under such executive's equity award agreements ("Equity Agreements").

2020 Proxy Statement    |    Executive Compensation        71

In calculating these benefits, we assumed a change in control of the Company on December 31, 2019. To the extent relevant, the amounts are based on the Company's closing share price on December 31, 2019 of $25.44 per share.

	Mr. Davis	Mr. Brown	Mr. Anderson	Mr. Gavigan	Ms. Woods

Change-in-Control ("CIC") Severance Benefits

Base Salary	$1,553,800	$1,600,414	$790,000	$700,000	$730,000

Bonus for Year of Separation	$1,165,350	$1,327,239	$395,000	$350,000	$365,000

General Health and Welfare Benefits / Outplacement	$55,138	$52,232	$25,419	$33,793	$29,112

CIC Severance Benefits	$2,774,288	$2,979,885	$1,210,419	$1,083,793	$1,124,112

Acceleration of Unvested Equity

Restricted Stock	$1,970,048	$1,430,848	$288,209	$319,729	$246,463

Accrued Dividends on Restricted Stock	$104,353	$58,242	$11,495	$15,171	$9,200

Unvested Options	$0	$0	$0	$0	$0

Total Unvested Equity	$2,074,401	$1,489,090	$299,704	$334,900	$255,663

Total Compensation Under Agreements

Cutback to avoid 280G Excise tax (if applicable)	$0	$0	$0	$0	$0

Total Benefits	$4,848,689	$4,468,975	$1,510,123	$1,418,693	$1,379,775

Payments for Termination Without Regard to a Change in Control

The table below summarizes the potential benefits payable to each of the NEOs pursuant to such NEO's employment agreement or severance and change in control agreement, as applicable, that was in effect on December 31, 2019, upon an involuntary termination of the NEO's employment by the Company without Cause or upon the NEO's resignation for "Good Reason" without regard to the occurrence of a change in control of the Company.

	Mr. Davis	Mr. Brown	Mr. Anderson	Mr. Gavigan	Ms. Woods

Termination for Good Reason Severance Benefits

Base Salary	$1,553,800	$1,600,414	$790,000	$700,000	$730,000

Bonus for Year of Separation	$1,165,350	$1,327,239	$395,000	$350,000	$365,000

General Health and Welfare Benefits / Outplacement	$55,138	$52,232	$25,419	$33,793	$29,112

Total Benefits	$2,774,288	$2,979,885	$1,210,419	$1,083,793	$1,124,112

Payments for Voluntary Termination by NEO, Termination for Cause

In the event of a NEO's voluntary termination of the agreement (other than as specifically set forth in the agreement) or termination for cause, the NEO is not entitled to any special benefits under his employment agreement or any stock awards. All such benefits are void.

Payments upon Death or Disability

There are no additional benefits or payments due to disability of a NEO, other than under the existing disability policies of the Company that apply to all employees.

Upon the death of Mr. Davis, his estate would be entitled to three times his base salary at the time of death pursuant to the split-dollar life insurance policy previously discussed. All other NEOs are eligible for the Company-paid group life benefit that is available to all full-time associates. See "Split-Dollar and Group Term Life Insurance."

Awards granted since January 1, 2014, immediately vest in the event of death or disability.

72        2020 Proxy Statement    |    Executive Compensation

Retirement Benefits

In the event of retirement by the NEOs, they would be entitled to certain retirement benefits that can be paid overtime or taken in a lump sum. Below is a presentation regarding lump sum benefits for early retirement under the Pension Plan:

	Total Present Value of Accumulated Benefit using U.S. GAAP Assumptions ($)[1]	Total Present Value of Vested Accumulated Benefit using Actual Lump Sum Basis ($)[2]	Incremental Value due to the Difference between U.S. GAAP Assumptions and Actual Lump Sum Basis ($)[3]	Incremental Value due to Early Retirement Subsidies ($)[3]

Archie M. Brown	96,064	96,009	(55)	—

Jamie Anderson	44,127	44,120	(7)	—

Claude Davis	1,299,785	1,303,534	(10,730)	14,479

John Gavigan	158,145	178,999	20,854	—

Karen Woods	38,745	38,612	(133)	—

Anthony Stollings	372,152	372,005	(147)	—

1
See "Pension Benefits Table."

2
Calculated assuming NEO terminates employment on December 31, 2019 and receives an immediate lump sum distribution using the rate in effect for December 2019 payments. For Claude E. Davis, the actual supplemental plan benefit of $972,219 payable as of July 1, 2020 is used, so the incremental value is solely attributable to the qualified plan. For Anthony M. Stollings, the actual supplemental plan benefit of $123,996 payable as of April 1, 2020 is used and the qualified plan cash balance of $249,020 is assumed to be paid immediately for proxy purposes.

3
For information purposes only. Allocates the increase in retirement value over the values shown in the Pension Benefit Table to its two primary sources: (i) difference between U.S GAAP assumptions and actual lump sum interest rate basis; and (ii) value of early retirement subsidies that are included in the actual lump sum payment if the NEO terminates employment.

Other than as set forth above, NEOs are not entitled to any additional benefits. For example, there currently is no acceleration of restricted stock or options upon retirement.

2020 Proxy Statement    |    Executive Compensation        73

2021 Annual Meeting Information

Shareholder Proposals for the 2021 Annual Meeting

If an eligible shareholder wishes to present a proposal to be included in the Company's proxy statement and form of proxy relating to the 2021 Annual Meeting of Shareholders, the proposal must be received by our Corporate Secretary no later than December 14, 2020 (120 calendar days prior to the anniversary of this year's proxy statement mailing date). Any such proposal must comply with Rule 14a-8 promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended. Upon receipt of such a proposal, we will determine whether or not to include the proposal in the proxy statement and proxy in accordance with applicable regulations.

If an eligible shareholder wishes to nominate a director at our 2021 Annual Meeting of Shareholders written notice of this nomination must be received by our Corporate Secretary, no later than February 25, 2021 (90 calendar days prior to the anniversary of this year's Annual Meeting).

All shareholder proposals should be sent to First Financial Bancorp, Attention: Karen B. Woods, Corporate Secretary, 255 E. Fifth Street, Suite 2900, Cincinnati, Ohio 45202.

April 16, 2020	BY ORDER OF THE BOARD OF DIRECTORS Karen B. Woods Corporate Secretary

74        2020 Proxy Statement    |    2021 Annual Meeting Information

Appendix A

Appendix: Non-GAAP to GAAP Reconciliation

Additional non-GAAP measures

	4Q19		3Q19		2Q19		1Q19		4Q18
(Dollars in thousands, except per share data)	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted
Net interest income (f)	$118,902	$118,902	$121,535	$121,535	$122,302	$122,302	$121,515	$121,515	$125,959	$125,959

Provision for loan and lease losses (j)	4,629	4,629	5,228	5,228	6,658	6,658	14,083	14,083	5,310	5,310

Noninterest income	36,768	36,768	33,140	33,140	34,638	34,638	26,827	26,827	29,504	29,504

less: gains from the redemption of off balance sheet securitizations										(1,645)

plus: Bankcard interchange

less: gains (losses) on sale of investment securities		(56)		208		52		(34)		(60)

Total noninterest income (g)	36,768	36,824	33,140	32,932	34,638	34,586	26,827	26,861	29,504	27,919

Noninterest expense	93,064	93,064	86,226	86,226	84,378	84,378	78,499	78,499	83,352	83,352

less: severance and merger-related expenses		693		5,192		5,187		1,734		7,485

less: historic tax credit write-down @ 21%		2,862

less: other		1,740		711		336		78

Total noninterest expense (e)	93,064	87,769	86,226	80,323	84,378	78,855	78,499	76,687	83,352	75,867

Income before income taxes (i)	57,977	63,328	63,221	68,916	65,904	71,375	55,760	57,606	66,801	72,701

Income tax expense	9,300	9,300	12,365	12,365	13,201	13,201	9,921	9,921	11,787	11,787

plus: tax effect of adjustments		377		926		785		388		1,239

plus: after-tax impact of historic tax credit write-down @ 35%		2,261

Total income tax expense (h)	9,300	11,938	12,365	13,291	13,201	13,986	9,921	10,309	11,787	13,026

Net income (a)	$48,677	$51,390	$50,856	$55,625	$52,703	$57,389	$45,839	$47,297	$55,014	$59,675

Average diluted shares (b)	99,232	99,232	99,078	99,078	98,648	98,648	98,436	98,436	98,468	98,468

Average assets (c)	14,460,288	14,460,288	14,320,514	14,320,514	14,102,733	14,102,733	13,952,551	13,952,551	13,768,958	13,768,958

Average shareholders' equity	2,245,107	2,245,107	2,210,327	2,210,327	2,146,997	2,146,997	2,094,234	2,094,234	2,042,884	2,042,884

Less:

Goodwill and other intangibles	(1,026,267)	(1,026,267)	(961,371)	(961,371)	(927,298)	(927,298)	(928,337)	(928,337)	(930,960)	(930,960)

Average tangible equity (d)	1,218,840	1,218,840	1,248,956	1,248,956	1,219,699	1,219,699	1,165,897	1,165,897	1,111,924	1,111,924

Ratios

Net earnings per share—diluted (a)/(b)	$0.49	$0.52	$0.51	$0.56	$0.53	$0.58	$0.47	$0.48	$0.56	$0.61

Return on average assets—(a)/(c)	1.34%	1.41%	1.41%	1.54%	1.50%	1.63%	1.33%	1.38%	1.59%	1.72%

Pre-tax, pre-provision return on average assets—((a)+(j)+(h))/(c)	1.72%	1.86%	1.90%	2.05%	2.06%	2.22%	2.03%	2.08%	2.08%	2.25%

Return on average tangible shareholders' equity—(a)/(d)	15.84%	16.73%	16.15%	17.67%	17.33%	18.87%	15.95%	16.45%	19.63%	21.29%

Efficiency ratio—(e)/((f)+(g))	59.8%	56.4%	55.7%	52.0%	53.8%	50.3%	52.9%	51.7%	53.6%	49.3%

Effective tax rate—(h)/(i)	16.0%	18.9%	19.6%	19.3%	20.0%	19.6%	17.8%	17.9%	17.6%	17.9%

2020 Proxy Statement    |    Appendix A        A-1

 Annex A

FIRST FINANCIAL BANCORP.

2020 STOCK PLAN

i        2020 Proxy Statement    |    Stock Plan

SECTION 1. ESTABLISHMENT, DURATION AND PURPOSE		1
1.1	Establishment and Duration of the Plan	1
1.2	Term of the Plan	1
1.3	Purposes of the Plan	1
SECTION 2. DEFINITIONS		1
2.1	Award	1
2.2	Award Agreement	1
2.3	Board	1
2.4	Cause	1
2.5	Change in Control	1
2.6	Code	2
2.7	Committee	2
2.8	Disability	2
2.9	Effective Date	2
2.10	Employee	2
2.11	Exchange Act	2
2.12	Exercise Price	2
2.13	Fair Market Value	2
2.14	First Financial	3
2.15	Good Reason	3
2.16	ISO	3
2.17	Non-Employee	3
2.18	NQO	3
2.19	Option	3
2.20	Option Agreement	3
2.21	Parent Corporation	3
2.22	Participant	3
2.23	Plan	3
2.24	Performance Period	3
2.25	Restricted Stock	3
2.26	Retirement	3
2.27	Securities Act	3
2.28	Stock	3
2.29	Stock Agreement	3
2.30	Stock Appreciation Right or SAR	3
2.31	SAR Agreement	3
2.32	Stock Unit or Stock Units	3
2.33	Subsidiary	3
SECTION 3. SHARES RESERVED UNDER PLAN		4
3.1	Shares	4
3.2	Share Counting	4
3.3	Shares under Awards	4
3.4	Exception to Minimum Vesting Requirements	4
3.5	Use of Proceeds	4
SECTION 4. PLAN ADMINISTRATION		4
4.1	Authority of Committee	4
4.2	Delegation	5
4.3	Decisions Binding	5
SECTION 5. PARTICIPATION AND AWARD AGREEMENTS		5
5.1	Awards	5
5.2	Participation	5
5.3	Award Agreement	5
SECTION 6. OPTIONS AND SARS		5
6.1	Options	5
6.2	Vesting	5
6.3	ISO Rules	5

2020 Proxy Statement    |    Stock Plan        ii

6.4	Exercise Price, Exercise Period and No Dividend Equivalents	6
6.5	Method of Exercise	6
6.6	Nontransferability	7
6.7	SARs and Surrender Rights	7
SECTION 7. RESTRICTED STOCK AND STOCK UNITS		8
7.1	Committee Action	8
7.2	Conditions	8
7.3	Dividends and Voting Rights	9
7.4	Satisfaction of Forfeiture Conditions	10
7.5	Other Awards	10
SECTION 8. SECURITIES REGISTRATION		10
SECTION 9. ADJUSTMENT		11
9.1	Capital Structure	11
9.2	Mergers	11
9.3	General	11
SECTION 10. CHANGE IN CONTROL		11
SECTION 11. AMENDMENT OR TERMINATION		12
SECTION 12. FORFEITURE AND CLAWBACKS		12
12.1	Forfeiture Events	12
12.2	Clawback	12
SECTION 13. MISCELLANEOUS		12
13.1	Shareholder Rights	12
13.2	No Contract of Employment or Service	12
13.3	Share Retention Guidelines	12
13.4	Certificates	12
13.5	Withholding	12
13.6	Compliance with Code Section 409A	13
13.7	Requirements of Law	13
13.8	Securities Law Compliance	13
13.9	Indemnification	13
13.10	Headings and Captions	13
13.11	Governing Law	13
13.12	Invalid Provisions	13
13.13	Conflicts	13
13.14	Successors	13
13.15	Deferral of Awards	13
13.16	Date of Adoption of Plan; Shareholder Approval Required	13

iii        2020 Proxy Statement    |    Stock Plan

FIRST FINANCIAL BANCORP.
2020 STOCK PLAN

SECTION 1.    ESTABLISHMENT, DURATION AND PURPOSE

1.1    Establishment and Duration of the Plan.    First Financial Bancorp., an Ohio corporation ("First Financial"), hereby establishes, subject to shareholder approval, the "First Financial Bancorp. 2020 Stock Plan" (the "Plan"). This Plan and the grant of Awards hereunder are expressly conditioned on the approval of the Plan by the shareholders of First Financial. This Plan is adopted effective as of the Effective Date and shall remain in effect in accordance with Section 1.2.

1.2    Term of the Plan.    If adopted by the shareholders, this Plan shall remain in effect, subject to the right of the Board or Committee to terminate the Plan at any time pursuant to Section 11 herein, until all shares of Stock subject to it shall have been purchased or acquired according to the provisions herein. However, in no event may Awards be granted under this Plan on or after the fifth (5th) anniversary of the Effective Date.

1.3    Purposes of the Plan.    The purposes of this Plan are to recognize the contributions made to First Financial and its Subsidiaries by Employees and Non-Employee Directors, to provide such persons with additional incentive to devote themselves to the future success of First Financial and its Subsidiaries and to improve the ability of First Financial and its Subsidiaries to attract, retain and motivate such individuals, by providing them with the opportunity to acquire or increase their proprietary interests in First Financial through receipt of awards of or relating to the Stock of First Financial, including Options, SARs, Restricted Stock and Stock Units.

SECTION 2.    DEFINITIONS

Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

2.1    Award—means any right granted under the Plan, including an Option, SAR, Restricted Stock or Stock Unit.

2.2    Award Agreement—means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of First Financial, be transmitted electronically to any Participant. As used in this Plan, the term "Award Agreement" includes an Option Agreement, a SAR Agreement and a Stock Agreement in addition to any other Award Agreement.

2.3    Board—means the Board of Directors of First Financial.

2.4    Cause—means (1) an indictment of a Participant, or plea of guilty or plea of nolo contendere by a Participant, to a charge of an act constituting a felony under the federal laws of the United States, the laws of any state, or any other applicable law, fraud, embezzlement, or misappropriation of assets, willful misfeasance or dishonesty, or other actions or criminal conduct which materially and adversely affects the business (including business reputation) or financial condition of First Financial or any of its Subsidiaries or (2) the continued failure of a Participant to perform substantially his or her employment duties with First Financial or any of its Subsidiaries (other than any such failure resulting from incapacity due to physical or mental illness), observe all material obligations and conditions to be performed and observed by a Participant under this Plan and any Award Agreement, or perform his or her duties in accordance, in all material respects, with the policies and directions established from time to time by First Financial or any of its Subsidiaries.

2.5    Change in Control—means a change in control of First Financial of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act as in effect at the time of such "change in control." A Change in Control shall also be deemed to have occurred for purposes of this Plan at such time as (i) any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities representing 25% or more of the combined voting power for election of directors of the then outstanding securities of First Financial or any successor of First Financial; (ii) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the Board cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period or whose election or nomination for election was previously so approved; (iii) there is a consummation of any reorganization, merger, consolidation or share exchange as a result of which the Stock of First Financial shall be changed, converted or exchanged into or for securities of another corporation (other than a merger with a wholly-owned subsidiary of First Financial) or any dissolution or liquidation of First Financial or any sale or the disposition of 50% or more of the assets or business of First Financial; or (iv) there is a consummation of any reorganization, merger, consolidation or share exchange unless (A) the persons who were the beneficial owners of the outstanding shares of the Stock of First Financial immediately before the consummation of such transaction beneficially own more

2020 Proxy Statement    |    Stock Plan        1

than 50% of the outstanding shares of the common or other voting stock of the successor or survivor corporation in such transaction immediately following the consummation of such transaction, and (B) the number of shares of the common or other voting stock of such successor or survivor corporation beneficially owned by the persons described in clause (A) above immediately following the consummation of such transaction is beneficially owned by each such person in substantially the same proportion that each such person had beneficially owned shares of Stock of First Financial immediately before the consummation of such transaction, provided the percentage described in clause (A) above of the beneficially owned shares of the successor or survivor corporation and the number of shares described above in this clause (B) of the beneficially owned shares of the successor or survivor corporation shall be determined exclusively by reference to the shares of the successor or survivor corporation which result from the beneficial ownership of shares of Stock of First Financial by the persons described in such clause (A) immediately before the consummation of such transaction.

2.6    Code—means the Internal Revenue Code of 1986, as amended from time to time, and the applicable rulings and regulations thereunder.

2.7    Committee—means the committee appointed by the Board to administer the Plan pursuant to Section 4.1, which, to the extent the Board determines it is appropriate for Awards under the Plan to qualify for the exemption available under SEC Rule 16b-3(d)(1) or Rule 16b-3(e) promulgated under the Exchange Act, shall be a committee or subcommittee of the Board composed of two or more members, each of who is a "non-employee director" within the meaning of Rule 16b-3. Unless otherwise determined by the Board, the Committee shall be the Executive Compensation Committee of the Board.

2.8    Disability—means, as determined by the Committee in its discretion exercised in good faith, (a) in the case of an Award that is exempt from the application of the requirements of Code Section 409A and is granted to a Participant who is covered by the Company's long-term disability insurance policy or plan, if any, a physical or mental condition of the Participant that would entitle him or her to payment of disability income payments under such long-term disability insurance policy or plan as then in effect, (b) in the case of an Award that is exempt from the application of the requirements of Code Section 409A and is granted to a Participant who is not covered by the Company's long-term disability insurance policy or plan for whatever reason, or in the event the Company does not maintain such a long-term disability insurance policy or plan, and for purposes of an ISO granted under the Plan, a permanent and total disability as defined in section 22(e)(3) of the Code and (c) in the case of an Award that is not exempt from the application of the requirements of Code Section 409A, a physical or mental condition of the Participant where (i) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Participant shall submit to an examination by such physician upon request by the Committee.

2.9    Effective Date—means the date as of which this Plan is approved by First Financial's shareholders pursuant to Section 13.15.

2.10    Employee—means officers or other employees of First Financial or any Subsidiary who are, in the judgment of the Committee acting in its absolute discretion, directly or indirectly responsible for or contribute to the management, growth and profitability of the business of First Financial or a Subsidiary.

2.11    Exchange Act—means the Securities Exchange Act of 1934, as amended from time to time, and the applicable rules and regulations thereunder.

2.12    Exercise Price—means (1) in the case of Options, the price specified in the Participant's Option Agreement as the price per share of Stock at which such share can be purchased pursuant to the Option or (2) in the case of an SAR, the price specified in the Participant's SAR Agreement as the reference price per share of Stock used to calculate the amount payable to the Participant. The Exercise Price shall be no less than the Fair Market Value of a share of Stock on the date the related Option or SAR is granted.

2.13    Fair Market Value—means (1) the closing price on any date for a share of Stock as reported by The Wall Street Journal under the Nasdaq Stock Market Composite Transactions quotation system (or under any successor quotation system) or, if the Stock is no longer traded on the Nasdaq Stock Market, under the quotation system under which such closing price is reported or, if The Wall Street Journal no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee or, if no such closing price is available on such date or (2) such closing price as so reported in accordance with clause (1) above for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price, the price which the

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Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts. If the closing price for a share of Stock is misquoted or omitted by the applicable publication, the Committee shall directly solicit the information from officials of the stock exchange or from other informed independent market sources.

2.14    First Financial—means First Financial Bancorp., or any successor thereto.

2.15    Good Reason—means, in connection with a termination of employment by a Participant following a Change in Control, a material reduction in such Participant's base compensation, a material adverse alteration in such Participant's position or in the nature or status of such Participant's employment responsibilities from those in effect immediately prior to the Change in Control or a relocation of such Participant's principal office by more than 50 miles from the principal office location immediately prior to the Change in Control.

2.16    ISO—means an Option granted under Section 6 of this Plan to purchase Stock which is evidenced by an Option Agreement which provides that the Option is intended to satisfy the requirements for an incentive stock option under Code Section 422, as now constituted or subsequently amended.

2.17    Non-Employee Director—means a member of the Board who is not an Employee.

2.18    NQO—means an Option granted under Section 6 of this Plan to purchase Stock that is evidenced by an Option Agreement which by its terms does not qualify or is not intended to qualify as an ISO.

2.19    Option—means an ISO or a NQO or both, as the context requires.

2.20    Option Agreement—means the written agreement or instrument which sets forth the terms of an Option granted to a Participant under this Plan.

2.21    Parent Corporation—means any corporation which is a parent corporation (within the meaning of Code Section 424(e)) of First Financial.

2.22    Participant—means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

2.23    Plan—means this First Financial Bancorp. 2020 Stock Plan, as amended from time to time.

2.24    Performance Period—means the period selected by the Committee during which performance is measured for purposes of determining the extent to which an Award that is performance-based has been earned.

2.25    Restricted Stock—means Stock granted pursuant to Section 7 of this Plan, subject to any restrictions and conditions as established pursuant to Section 7.

2.26    Retirement—means, in the case of a Participant who is an Employee, termination of employment for reasons other than Cause, death or Disability, on or after attaining (1) age 55 and (2) ten years of service as an Employee.

2.27    Securities Act—means the Securities Act of 1933, as amended, and the applicable rules and regulations thereunder.

2.28    Stock—means the common shares, without par value, of First Financial.

2.29    Stock Agreement—means the written agreement or instrument which sets forth the terms of the grant of Restricted Stock or Stock Units to a Participant under this Plan.

2.30    Stock Appreciation Right or SAR—means a contractual right which is granted pursuant to Section 6 of this Plan, which represents a promise to deliver Stock, cash or other property equal in value to the excess of the Fair Market Value of a share of Stock over the Exercise Price of the SAR, subject to the terms of the SAR Agreement.

2.31    SAR Agreement—means the written agreement or instrument which sets forth the terms of a SAR granted to a Participant under this Plan.

2.32    Stock Unit or Stock Units—means a contractual right granted to a Participant pursuant to Section 7 to receive (i) a cash payment based upon the Fair Market Value of the number of shares of Stock described in the applicable Stock Agreement or (ii) the number of shares of Stock described in the applicable Stock Agreement.

2.33    Subsidiary—means any corporation which is a subsidiary (within the meaning of Code Section 424(f)) of First Financial except a corporation which has subsidiary corporation status under Code Section 424(f) exclusively as a result of First Financial or a First Financial subsidiary holding stock in such corporation as a fiduciary with respect to any trust, estate, conservatorship, guardianship or agency.

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SECTION 3.    SHARES RESERVED UNDER PLAN

3.1    Shares.    Subject to adjustment pursuant to Section 9 and the provisions of this Section 3, the total number of shares of Stock which may be delivered pursuant to Awards granted under the Plan on or after the Effective Date shall not exceed 4,400,000 shares. Such shares of Stock shall be reserved from authorized but unissued shares of Stock or from shares of Stock which have been reacquired by First Financial and are held as treasury shares.

3.2    Share Counting.    To the extent any Award is canceled, terminates, expires, is forfeited or lapses for any reason or is settled in cash, any unissued shares of Stock subject to such Award shall again become available for issuance under this Plan; however, (a) any shares of Stock used to satisfy a withholding obligation under Section 13.4 shall not again become available under Section 3.1 for issuance under this Plan, (b) any shares of Stock which are tendered to First Financial to pay the Option Price of an Option or which are tendered to First Financial in satisfaction of any condition to a grant of Restricted Stock shall not again become available under Section 3.1 for issuance under this Plan and (c) the gross number of shares of Stock covered by a SAR, to the extent it is exercised, shall not again become available under Section 3.1 for issuance under this Plan, regardless of the number of shares used to settle the SAR upon exercise. Any shares of Stock subject to awards under the First Financial Bancorp. Amended and Restated 2012 Stock Plan (adopted subject to shareholder approval as of February 28, 2017), upon the cancelation, termination, expiration, forfeiture or lapse of such awards, shall not be available for issuance under this Plan.

3.3    Shares under Awards.    Of the shares of Stock authorized for issuance under the Plan pursuant to Section 3.1:

  (a)
  The maximum number of shares of Stock that may be subject to ISOs granted pursuant to this Plan is 1,250,000 shares in the aggregate, which number shall be adjusted in accordance with Section 9.

  (b)
  Except as otherwise determined by the Committee, the maximum aggregate dollar value of Awards (based on the grant date Fair Market Value of Awards) granted under this Plan to a Non-Employee Director in any 12-month period is $500,000.

3.4    Exception to Minimum Vesting Requirements.    Notwithstanding the minimum vesting requirements set forth in Sections 6.2, 6.7(a)(4) and 7.1(c), up to five percent (5%) of the total number of shares of Stock authorized for issuance under Section 3.1 may be issued under Awards, including Awards of Restricted Stock, that are immediately vested or that vest within less than one (1) year.

3.5    Use of Proceeds.    The proceeds which First Financial receives from the sale of any shares of Stock under the Plan shall be used for general corporate purposes and shall be added to the general funds of First Financial.

SECTION 4.    PLAN ADMINISTRATION

4.1    Authority of Committee.    The Plan shall be administered by the Committee, or in the Board's sole discretion, by the Board. Except as limited by law, or by First Financial's Articles of Incorporation or Amended and Restated Code of Regulations, and subject to the provisions of this Plan (including Sections 9, 10, 11 and 13), the Committee shall have full power, authority and sole and exclusive discretion:

  (a)
  to construe and interpret the Plan and apply its provisions;

  (b)
  to promulgate, amend and rescind rules and regulations relating to the administration of the Plan;

  (c)
  to authorize any person to execute, on behalf of First Financial, any instrument required to carry out the purposes of the Plan;

  (d)
  to determine when Awards are to be granted under the Plan;

  (e)
  from time to time to select, subject to the limitations set forth in this Plan, those individuals to whom Awards shall be granted;

  (f)
  to determine the number of shares of Stock to be made subject to each Award;

  (g)
  to determine whether each Option is to be an ISO or an NQO;

  (h)
  to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

  (i)
  to designate an Award as a performance-based Award and to select the performance criteria that will be used to establish the performance goals;

  (j)
  subject to any limitations set forth in this Plan, to amend any outstanding Award Agreement, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award;

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  (k)
  to determine the duration and purpose of leaves of absences which may be granted to an Employee without constituting a termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under First Financial's employment policies;

  (l)
  to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

  (m)
  to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

4.2    Delegation.    To the extent permitted by applicable law, the Committee may delegate its authority as identified herein to one or more executive officers of First Financial, including without limitation the authority to approve grants of Awards to Employees. To the extent that the Committee delegates its authority to make grants, all references in the Plan to the Committee's authority to make grants and determinations with respect thereto shall be deemed to include the Committee's delegate(s). Any such delegate shall serve at the pleasure of, and may be removed at any time by, the Committee.

4.3    Decisions Binding.    In making any determination or in taking or not taking any action under the Plan, the Committee or its delegate(s) may obtain and may rely on the advice of experts, including employees of and professional advisors to First Financial. Any action taken by, or inaction of, the Committee or its delegate(s) relating to or pursuant to the Plan shall be within the absolute discretion of the Committee or its delegate. Such action or inaction of the Committee or its delegate(s) shall be conclusive and binding on First Financial, on each affected Participant and on each other person directly or indirectly affected by such action, unless such action or inaction is determined by a court having jurisdiction to be arbitrary and capricious.

SECTION 5.    PARTICIPATION AND AWARD AGREEMENTS

5.1    Awards.    The Committee may Grant ISOs to Employees who qualify for an ISO grant under Code Section 422. Awards other than ISOs may be granted to Employees and Non-Employee Directors.

5.2    Participation.    Upon being granted an Award under the Plan, an Employee or Non-Employee Director shall become a Participant of the Plan and shall be bound by the terms of the Plan and the applicable Award Agreement.

5.3    Award Agreement.    Each Award shall be evidenced by an Award Agreement which shall set forth the terms of the Award. Each Participant shall acknowledge receipt of the Award Agreement and shall agree to be bound by the terms of the Plan and Award Agreement. The terms and conditions of Awards need not be the same with respect to each Participant or with respect to each Award. Subject to Section 9, the Committee may amend or modify an Award Agreement and the related Award to the extent the Committee would have had the authority under the Plan to grant such Award as so modified or amended, provided that such action would not otherwise require shareholder approval in accordance with Section 11.

SECTION 6.    OPTIONS AND SARS

6.1    Options.    Subject to the limitation set forth in Section 3.3(a) on the number of shares of Stock that may be subject to ISOs, the Committee acting in its absolute discretion shall have the authority to grant ISOs and NQOs to Employees and NQOs to Non-Employee Directors. Such Options may be granted for any reason the Committee deems appropriate under the circumstances. Each grant of an Option shall be evidenced by an Option Agreement, and each Option Agreement shall set forth whether the Option is an ISO or a NQO and shall set forth such other terms and conditions of such grant, including the Exercise Price and any performance-based vesting conditions, as the Committee acting in its absolute discretion deems consistent with the terms of this Plan.

6.2    Vesting.    Except as otherwise provided in Section 3.4 or Section 10 or as otherwise provided in the applicable Award Agreement in connection with the Retirement, death or Disability of a Participant, vesting of an Option granted to an Employee under this Plan shall be subject to the satisfaction of a minimum service requirement or a minimum Performance Period (or both) of at least one (1) year. An Option granted to a Non-Employee Director shall become exercisable on the date that is at least one year from the date on which such Option was granted.

6.3    ISO Rules.    Except as provided in Section 9, no term of this Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan or any ISO under Code Section 422 unless the Committee expressly determines that such action is in the best interest of First Financial. The aggregate Fair Market Value of ISOs granted to an Employee under this Plan and incentive stock options granted to such Employee under any other stock option plan adopted by First Financial, a Subsidiary or a Parent Corporation which first become exercisable in any calendar year shall not exceed $100,000.

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Such Fair Market Value figure shall be determined by the Committee as of the date the ISO or other incentive stock option is granted, and the Committee shall interpret and administer the limitation set forth in this Section 6.3 in accordance with Code Section 422(d).

6.4    Exercise Price, Exercise Period and No Dividend Equivalents.

  (a)
  Exercise Price.    The Exercise Price for each share of Stock subject to an Option shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted. The Exercise Price shall be payable in full upon the exercise of any Option. Except in accordance with the provisions of Section 9 of this Plan, the Committee shall not, absent the approval of First Financial's shareholders, take any action, whether through amendment, cancellation, replacement grants, exchanges or any other means, to directly or indirectly reduce the Exercise Price of any outstanding Option or to make a tender offer for any Option. The Committee shall not, absent the approval of First Financial's shareholders, take any action to effect an exchange of an outstanding Option for a cash award.

  (b)
  Exercise Period.    Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Agreement, but no Option Agreement shall make an Option exercisable before the date such Option is granted or on or after the date which is the tenth anniversary of the date such Option is granted. In the discretion of the Committee, an Option Agreement may provide for the exercise of an Option after the employment of an Employee or service of a Non-Employee Director has terminated for any reason whatsoever, including, but not limited to, Retirement, death or Disability.

  (c)
  Extension of Termination Date.    An Option Agreement may provide that if the exercise of the Option would be prohibited at any time because the issuance of shares of Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the exercise period of such Option shall be extended to a date that is thirty (30) days following the date the exercise of such Option would no longer violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system; provided that such extension shall not result in the Option becoming exercisable after the tenth anniversary of the date the Option is granted.

  (d)
  No Dividend Equivalents.    In no event shall any Option Agreement or SAR Agreement granted under the Plan include any right to receive dividends or dividend equivalents with respect to such Award.

  (e)
  Shareholder Rights.    A Participant shall have none of the rights of a shareholder with respect to an Option, including, but not limited to the right to dividends or voting rights, of First Financial until the Option has been exercised and the Stock subject to the Option has been delivered to the Participant in accordance with Section 13.1.

6.5    Method of Exercise.

  (a)
  Committee Rules.    An Option may be exercised as provided in this Section 6.5 pursuant to procedures (including, without limitation, procedures restricting the frequency or method of exercise) as shall be established by the Committee or its delegate from time to time for the exercise of Options.

  (b)
  Notice and Payment.    An Option shall be exercised by delivering to the Committee or its delegate during the period in which such Option is exercisable (1) written notice of exercise in a form acceptable to the Committee indicating the specific number of shares of Stock subject to the Option which are being exercised, and (2) payment in full of the Exercise Price for such specific number of shares. An Option Agreement, at the discretion of the Committee, may provide for the payment of the Exercise Price by any of the following means:

  (1)
  in cash, electronic funds transfer or a check acceptable to the Committee;

  (2)
  in Stock which has been held by the Participant for a period acceptable to the Committee and which Stock is otherwise acceptable to the Committee, provided that the Committee may impose whatever restrictions it deems necessary or desirable with respect to such method of payment;

  (3)
  through a broker-facilitated cashless exercise procedure acceptable to the Committee;

  (4)
  by instructing the Committee to withhold a number of shares of Stock having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Option; or

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    (5)
    any combination of the methods described in this Section 6.5(b) which is acceptable to the Committee.

      Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed stock certificate for such Stock is delivered to the Committee (or to its delegate) or, if payment is effected through a certification of ownership of Stock in lieu of a stock certificate, on the date the Option is exercised. Notwithstanding anything contained in this Section 6.5, the exercise of an Option by a Participant that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by First Financial, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002, shall be prohibited.

  (c)
  Restrictions.    The Committee may from time to time establish procedures for restricting the exercise of Options on any given date as the result of excessive volume of exercise requests or any other problem in the established system for processing Option exercise requests or for any other reason the Committee or its delegate deems appropriate or necessary.

6.6    Nontransferability.    Except to the extent the Committee deems permissible and consistent with the best interests of First Financial, neither an Option granted under this Plan nor any related surrender rights nor any SAR shall be transferable by a Participant other than by will or by the laws of descent and distribution, and any grant by the Committee of a request by a Participant for any transfer (other than a transfer by will or by the laws of descent and distribution) of an NQO or SAR shall be conditioned on the transfer not being made for value or consideration. Any such Option grant and surrender rights under this Plan and any SAR granted under this Plan shall be exercisable during a Participant's lifetime, as the case may be, only by (subject to the first sentence in this Section 6.6) the Participant, provided that in the event a Participant is incapacitated and unable to exercise such Participant's Option or SAR, such Participant's legal guardian or legal representative, whom the Committee (or its delegate) deems appropriate based on all applicable facts and circumstances presented to the Committee (or its delegate), may exercise such Participant's Option or SAR in accordance with the provisions of this Plan and the applicable Option Agreement or SAR Agreement. The person or persons to whom an Option or a SAR is transferred by will or by the laws of descent and distribution (or pursuant to the first sentence of this Section 6.6) thereafter shall be treated as the Participant under this Plan and subject to the limitations and conditions of this Plan.

6.7    SARs and Surrender Rights.

  (a)
  Grant of SARs.

  (1)
  The Committee acting in its absolute discretion may grant a Participant a SAR representing a promise to deliver Stock, cash or other property equal in value to the excess of the Fair Market Value of a share of Stock over the Exercise Price of the SAR, subject to the terms of the SAR Agreement; provided, however, that the Exercise Price for a SAR may not be less than the Fair Market Value of a share of Stock on the date of grant. The Committee shall have the right to make any such grant subject to such additional terms, including performance-based vesting provisions, as the Committee deems appropriate and such terms shall be set forth in the related SAR Agreement.

  (2)
  Each SAR granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related SAR Agreement, but no SAR Agreement shall make a SAR exercisable before the date such SAR is granted or on or after the date which is the tenth anniversary of the date such SAR is granted. In the discretion of the Committee, a SAR Agreement may provide for the exercise of a SAR after the service of the Participant has terminated for any reason whatsoever, including, but not limited to, Retirement, death or Disability.

  (3)
  Except in accordance with the provisions of Section 9 of this Plan, the Committee shall not, absent the approval of First Financial's shareholders, take any action, whether through amendment, cancellation, replacement grants, exchanges or any other means, to directly or indirectly reduce the Exercise Price of any outstanding SAR or to make a tender offer for any SAR. The Committee shall not, absent the approval of First Financial's shareholders, take any action to effect an exchange of an outstanding SAR for a cash award

  (4)
  Except as otherwise provided in Section 3.4 or in Section 10 or as otherwise provided in the applicable Award Agreement in connection with the Retirement, death or Disability of a Participant, vesting of a SAR granted to an Employee under this Plan shall be subject to the satisfaction of a minimum service requirement or a minimum Performance Period (or both) of at least one (1) year. A SAR granted to a Non-Employee Director shall become exercisable on the date that is at least one year from the date on which such SAR was granted.

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  (b)
  Procedure.    The exercise of a SAR or a surrender right in an Option shall be effected by the delivery of the related SAR Agreement or Option Agreement to the Committee (or to its delegate) together with a statement signed by the Employee which specifies the number of shares of Stock as to which the Employee, as appropriate, exercises his or her SAR or exercises his or her right to surrender his or her Option and (at the Employee's option) how he or she desires payment to be made with respect to such shares.

  (c)
  Payment.    An Employee who exercises his or her SAR or right to surrender his or her Option shall (to the extent consistent with an exemption under Rule 16b-3 and as specified in the related Option Agreement or SAR Agreement) receive a payment in cash or in Stock, or in a combination of cash and Stock, equal in amount on the date such exercise is effected to (i) the number of shares of Stock with respect to which, as applicable, the SAR or the surrender right is exercised, times (ii) the excess of the Fair Market Value of a share of Stock on such date over, as applicable, the Exercise Price of the SAR or Option. The Committee acting in its absolute discretion shall determine the form of such payment, and the Committee shall have the right (1) to take into account whatever factors the Committee deems appropriate under the circumstances, including any written request made by the Employee and delivered to the Committee (or to its delegate) and (2) to forfeit an Employee's right to payment of cash in lieu of a fractional share of Stock if the Committee deems such forfeiture necessary in order for the surrender of his or her Option under this Section 6.7 to come within an exemption under Rule 16b-3. Any cash payment under this Section 6.7 shall be made from First Financial's general assets, and an Employee shall be no more than a general and unsecured creditor of First Financial with respect to such payment.

  (d)
  Restrictions.    Each SAR Agreement and each Option Agreement which incorporates a provision to allow an Employee to surrender his or her Option shall incorporate such additional restrictions on the exercise of such SAR or surrender right as the Committee deems necessary to satisfy the conditions to the exemption under Rule 16b-3.

SECTION 7.    RESTRICTED STOCK AND STOCK UNITS

7.1    Committee Action.

  (a)
  General.    The Committee acting in its absolute discretion shall have the right to grant Restricted Stock and Stock Units to Participants under this Plan from time to time.

  (b)
  Limitations.    Each Award of Restricted Stock or Stock Units shall be evidenced by a Stock Agreement, and each Stock Agreement shall set forth the conditions, if any, which will need to be timely satisfied before the grant will be effective and the conditions, if any, under which the Participant's interest in the related Stock or cash payment will be forfeited. Restricted Stock may be granted subject to a holding period requirement after the Restricted Stock has been issued and any vesting requirement has been satisfied.

  (c)
  Vesting.    Except as otherwise provided in Section 3.4 or in Section 10 or as otherwise provided in the applicable Award Agreement in connection with certain termination events, including without limitation the Retirement, death or Disability of a Participant, the vesting of Restricted Stock or Stock Units granted to an Employee shall be subject to the satisfaction of a minimum service requirement or a minimum Performance Period (or both) of not less than one (1) year. Except as otherwise provided in Section 3.4, Restricted Stock or Stock Units granted to a Non-Employee Director shall become exercisable on the date that is not less than one year from the date on which such Restricted Stock or Stock Units were granted.

7.2    Conditions.

  (a)
  Issuance Conditions for Restricted Stock.    The Committee acting in its absolute discretion may make the issuance of Restricted Stock to a Participant subject to the satisfaction of one, or more than one, objective employment, performance or other grant condition which the Committee deems appropriate under the circumstances, and the related Stock Agreement shall set forth each such condition and the deadline for satisfying each such condition.

  (b)
  Forfeiture Conditions for Restricted Stock and Stock Units.    The Committee may make Restricted Stock issued to a Participant or the Stock or cash that is issuable under any Stock Unit grant subject to one, or more than one, objective employment, performance or other forfeiture condition which the Committee acting in its absolute discretion deems appropriate under the circumstances, and the related Stock Agreement shall set forth each such forfeiture condition and the deadline for satisfying each such forfeiture condition. A Participant's nonforfeitable interest in Restricted Stock granted under this Plan or

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    the shares of Stock or cash issuable pursuant to any Stock Unit granted under this Plan shall depend on the extent to which each such condition is timely satisfied. Each share of Restricted Stock granted to a Participant shall again become available under Section 3.1 (as of the date of forfeiture) if such share of Restricted Stock is forfeited as a result of a failure to timely satisfy a forfeiture condition. When a Stock certificate is issued for shares of Restricted Stock, such certificate shall be issued to, or for the benefit of, the Participant, subject to (i) the conditions, if any, described in this Section 7.2(b) and Section 7.2(c) and (ii) a stock power in favor of First Financial in order for First Financial to effect any forfeitures of such Restricted Stock called for under this Section 7.2(b).

  (c)
  Performance Goals.    Performance criteria to which the Committee may subject the issuance of Restricted Stock pursuant to Section 7.2(a) or subject the Restricted Stock issued to a Participant or the Stock or cash issuable under a Stock Unit pursuant to Section 7.2(b) may or may not include, in the Committee's absolute discretion, performance goals relating to one or more of the following objectives:

assets	average total common equity	deposits

earnings per share	economic profit added	efficiency ratio

gross margin	gross revenue	internal rate of return

loans	net charge-offs	net income

net income before tax	net interest income	non-interest expense

non-interest income	non-performing assets	operating cash flow

pre-provision net revenue	return on assets	return on equity

return on risk weighted assets	return on sales	stock price

tangible equity	total shareholder return

      A performance goal described in this Section 7.2(c) may be set in any manner determined by the Committee, including looking to achievement on an absolute or relative basis in relation to peer groups or indexes, and may relate to First Financial as a whole or one or more operating units of First Financial.

    (1)
    The business criteria described in this Section 7.2(c) may include or exclude "extraordinary items" as determined under U.S. generally accepted accounting principles and any other extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions. The Committee may also adjust any performance goal for a period as it deems equitable in recognition of unusual or nonrecurring events affecting First Financial, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

    (2)
    Performance based Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following the Committee's determination that the applicable performance criteria have been satisfied, but in no event later than 2 1/2 months following the end of the calendar year during which the Performance Period is completed.

7.3    Dividends and Voting Rights.

  (a)
  Cash Dividends.    Subject to Section 7.3(d), in no event shall cash dividends paid with respect to Restricted Stock or Stock Units become payable before the date such Restricted Stock or Stock Units have become fully vested and nonforfeitable. Any cash dividends paid with respect to any such unvested Restricted Stock shall be withheld by the Company for the Participant's account. The cash dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the vesting and release of restrictions on such Stock and, if such Stock is forfeited, then the Participant shall have no right to, and shall forfeit, such dividends. Unless otherwise set forth in the Stock Agreement which evidences a Stock Unit grant, if a cash dividend is paid on the shares of Stock described in a Stock Unit grant, such cash dividend shall be treated as reinvested in shares of

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    Stock at the Fair Market Value of such shares on the date of payment of such dividend and shall increase the number of shares of Stock described in such Stock Unit grant.

  (b)
  Stock Dividends.    If a Stock dividend is declared on a share of Restricted Stock, such Stock dividend shall be treated as part of the grant of the related Restricted Stock, and a Participant's interest in such Stock dividend shall be forfeited or shall become vested and nonforfeitable at the same time as the Stock with respect to which the Stock dividend was paid is forfeited or becomes vested and nonforfeitable. Unless otherwise set forth in the Stock Agreement which evidences a Stock Unit grant, if a Stock dividend is declared on any shares of Stock described in a Stock Unit grant, such dividend shall increase the number of shares of Stock described in such Stock Unit grant.

  (c)
  Dividends Payable With Respect to Unearned Performance Stock.    Notwithstanding anything herein to the contrary, in no event shall a Stock Agreement which evidences a grant of Restricted Stock or Stock Units subject to performance criteria provide for payment of any dividends or dividend equivalents on such Restricted Stock or Stock Units prior to the date on which the Restricted Stock or Stock Units have fully vested as a result of satisfaction of the applicable performance criteria. Any such dividends or dividend equivalents shall be forfeited to the extent the Restricted Stock or Stock Units to which they relate are forfeited or terminated.

  (d)
  Voting Rights.    A Participant shall have the right to vote shares of Restricted Stock which have been issued pursuant to Section 7.2(b) before his or her interest in such Stock has been forfeited or has become nonforfeitable. Participants shall have no voting rights with respect to any Stock Unit Award prior to the date the Stock underlying such Award is properly issued to the Participant.

  (e)
  Nontransferability.    No Restricted Stock grant and no shares issued pursuant to a Restricted Stock grant shall be transferable by a Participant other than by will or by the laws of descent and distribution before a Participant's interest in such shares have become completely nonforfeitable, and no interests in a Stock Unit grant shall be transferable other than by will or the laws of descent and distribution except as otherwise provided in the related Stock Agreement.

  (f)
  Creditor Status.    A Participant to whom a Stock Unit is granted shall be no more than a general and unsecured creditor of First Financial with respect to any cash payment due under such grant.

7.4    Satisfaction of Forfeiture Conditions.    A share of Stock shall cease to be Restricted Stock at such time as a Participant's interest in such Stock becomes fully vested and nonforfeitable under this Plan, and such share shall be reissued as soon as practicable thereafter without any further restrictions related to Section 7.2(b) or Section 7.3 and shall be transferred to the Participant.

7.5    Other Awards.    The Committee is authorized, subject to the restrictions of applicable law, to grant Restricted Stock or Stock Unit Awards in lieu of obligations of First Financial or a Subsidiary to pay cash or deliver other property under other shareholder approved plans or compensatory arrangements of First Financial, including without limitation, the First Financial Bancorp. 2019 Director Fee Stock Plan. Subject to the provisions of the Plan, the Committee shall have full power, authority, and sole and exclusive discretion to determine the persons to whom and the time or times at which such Awards shall be made or vest and the number of shares of Stock to be granted pursuant to such Awards.

SECTION 8.    SECURITIES REGISTRATION

Each Option Agreement, SAR Agreement and Stock Agreement shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option (or any related surrender right) or a SAR or the satisfaction of the forfeiture conditions under a Stock Agreement for Restricted Stock or Stock Unit payable in Stock, the Participant shall, if so requested by First Financial, hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by First Financial, shall deliver to First Financial a written statement satisfactory to First Financial to that effect. As for Stock issued pursuant to this Plan, First Financial at its expense shall take such action as it deems necessary or appropriate to register the original issuance of such Stock to a Participant under the Securities Act, or under any other applicable securities laws or to qualify such Stock for an exemption under any such laws prior to the issuance of such Stock to a Participant; however, First Financial shall have no obligation whatsoever to take any such action in connection with the transfer, resale or other disposition of such Stock by a Participant.

10        2020 Proxy Statement    |    Stock Plan

SECTION 9.    ADJUSTMENT

9.1    Capital Structure.    The number, kind or class (or any combination thereof) of shares of First Financial reserved under Section 3 of this Plan, the grant limitations described in Section 3 of this Plan, the number, kind or class (or any combination thereof) of shares of First Financial subject to Options or SARs granted under this Plan and the Exercise Price of such Options and SARs as well as the number, kind or class of shares of First Financial subject to Restricted Stock grants and the number, kind or class of shares of First Financial described in Stock Unit grants under this Plan shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of First Financial, including, but not limited to, such changes as share dividends or share splits to the extent necessary to preserve the economic intent of such Award; provided that unless the Committee specifically determines that such adjustment is in the best interests of First Financial, such adjustment shall not be made in a manner that will adversely affect the taxation of such Awards under Code Sections 422 or 409A or the exemption of such Awards pursuant to Rule 16b-3. Any determination by the Committee pursuant to this Section 9.1 shall be final and binding on all affected Participants.

9.2    Mergers.    The Board, as part of any corporate transaction described in Code Section 424(a), shall adjust (in any manner which the Board in its discretion deems consistent with Code Section 424(a)) the number, kind or class (or any combination thereof) of shares of First Financial reserved under Section 3 of this Plan and the grant limitations described in Section 3 of this Plan. Furthermore, the Board as part of any corporate transaction described in Code Section 424(a) shall adjust (in any manner which the Board in its discretion deems consistent with Code Section 424(a)) the number, kind or class (or any combination thereof) of shares of First Financial underlying any Restricted Stock and Stock Unit grants previously made under this Plan and any related grant conditions and forfeiture conditions, and the number, kind or class (or any combination thereof) of shares of First Financial subject to Option and SAR grants previously made under this Plan and the related Exercise Price for each such Option and SAR, and, further, shall (in any manner which the Board in its discretion deems consistent with Code Section 424(a) and without regard to the grant limitations described in Section 3 of this Plan) make Restricted Stock, Stock Unit, Option and SAR grants to effect the assumption of, or the substitution for, restricted stock, stock unit, option and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such restricted stock, stock unit, option or stock appreciation rights grants.

9.3    General.    If any adjustment under this Section 9 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Option, SAR, Restricted Stock or Stock Unit grant shall be the next lower number of shares of Stock, rounding all fractions downward. First Financial shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

SECTION 10.    CHANGE IN CONTROL

The Committee may provide in any Award Agreement for provisions relating to a Change in Control, including, without limitation, the acceleration of the vesting, delivery or exercisability of, or the lapse of restrictions with respect to, any outstanding Awards; provided, however, that, in addition to any conditions provided for in the Award Agreement, any acceleration of the vesting, delivery or exercisability of, or the lapse of restrictions with respect to, any outstanding Awards in connection with a Change in Control may occur with respect to any Participant who is an Employee only if (i) the Change in Control occurs and (ii) the Participant's employment with First Financial or any of its Subsidiaries is terminated without Cause or by the Participant for Good Reason within 18 months following such Change in Control.

Unless otherwise provided in the applicable Award Agreement and except as otherwise determined by the Committee, in the event of a merger, consolidation, mandatory share exchange or other similar business combination of First Financial with or into any other entity ("successor entity") or any transaction in which another person or entity acquires all of the issued and outstanding Stock of First Financial or all or substantially all of the assets of First Financial and its Subsidiaries, an outstanding Award may be assumed or an award of equivalent value may be substituted by such successor entity or a parent or subsidiary of such successor entity, and such an assumption or substitution shall not be deemed to violate this Plan or any provision of any Award Agreement.

With respect to Awards subject to performance goals, in the event of a Change in Control, except as otherwise determined by the Committee, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall (i) determine the extent to which performance goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the Participant prorated Awards (based on each completed day of the Performance Period prior to the Change in Control) based upon the Committee's determination of the degree of attainment of such performance goals or, if not determinable, assuming that the applicable target levels of performance have been attained (or on such other basis as the Committee determines to be appropriate); provided that in no event shall a Participant become entitled to a payout in excess of

2020 Proxy Statement    |    Stock Plan        11

the target level payout with respect to a performance goal for which the Committee has not determined the actual level of achievement.

Notwithstanding the foregoing provisions of this Section 10, in connection with the payment of any amount subject to Code Section 409A, this Section 10 shall have no effect on the payment date of such amount.

SECTION 11.    AMENDMENT OR TERMINATION

The Board or the Committee may at any time in its sole discretion, for any reason whatsoever, terminate or suspend the Plan, and from time to time may amend or modify the Plan or an Award; provided that without the approval by a majority of the votes cast at a duly constituted meeting of shareholders of First Financial, no amendment or modification to the Plan or Award may materially modify the Plan or Award in any way that would require shareholder approval under any regulatory requirement that the Committee determines to be applicable, including without limitation, the rules of the Nasdaq Stock Market. Suspension or termination of the Plan shall not affect the Committee's ability to exercise the powers granted to it with respect to Options, SARs or surrender rights, Restricted Stock or Stock Units granted under this Plan prior to the date of such suspension or termination.

SECTION 12.    FORFEITURE AND CLAWBACKS

12.1    Forfeiture Events.    The Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant's employment or service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of First Financial.

12.2    Clawback.    If, following the payment or vesting of any Award, the Committee determines that such payment or vesting was based on materially inaccurate financial statements (which includes, but is not limited to, statements of earnings, revenues or gains) or any other materially inaccurate performance metric criteria (or any Award is subject to recovery under any law, government regulation, exchange listing requirement or First Financial policy), First Financial shall be entitled to receive, and the Participant shall be obligated to pay to First Financial immediately upon demand therefor, the portion of the payment of such Award that the Committee determines was not earned (or such greater amount that may be required by applicable law, regulation, exchange listing rule, or First Financial policy).

SECTION 13.    MISCELLANEOUS

13.1    Shareholder Rights.    No Participant shall have any rights as a shareholder of First Financial as a result of the grant of an Award under this Plan (other than a Restricted Stock Award) pending the actual delivery of the Stock subject to such Award. Subject to Section 7.4 and except as provided in Section 7.3(e), a Participant's rights as a shareholder in the shares of Stock related to a Restricted Stock grant which is effective shall be set forth in the related Stock Agreement.

13.2    No Contract of Employment or Service.    The grant of an Option, SAR, Restricted Stock or Stock Unit to a Participant under this Plan shall not constitute a contract of employment or an agreement to continue his or her status as an Employee or Non-Employee Director and shall not confer on a Participant any rights in addition to those rights, if any, expressly set forth in the Award Agreement which evidences his or her Award.

13.3    Share Retention Guidelines.    Shares of Stock acquired by a Participant under this Plan may be subject to share retention guidelines established by First Financial.

13.4    Certificates.    To the extent the Plan provides for the issuance of Shares, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any exchange.

13.5    Withholding.    The exercise of any Option or SAR granted under this Plan and the acceptance of a Restricted Stock or Stock Unit grant shall constitute a Participant's full and complete consent to whatever action the Committee deems necessary to satisfy the federal and state tax withholding requirements, if any, which the Committee acting in its discretion deems applicable to such exercise or such Restricted Stock or Stock Unit grant or vesting. The Committee also shall have the right to provide in an Option Agreement, SAR Agreement or Stock Agreement (other than an agreement evidencing a Stock Unit or other award under the Plan which is subject to Code Section 409A) that an Employee may elect to satisfy federal and state tax withholding requirements, if any, through a reduction in the number of shares of Stock actually transferred, or the cash payments to be made, to him or to her under this Plan, and any such election and any such reduction shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3.

12        2020 Proxy Statement    |    Stock Plan

13.6    Compliance with Code Section 409A.    The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Code Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Participant's termination of employment or service shall instead be paid on the first payroll date after the six-month anniversary of the Participant's separation from service (or the Participant's death, if earlier). Notwithstanding the foregoing, neither First Financial nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Code Section 409A and neither First Financial nor the Committee will have any liability to any Participant for such tax or penalty.

13.7    Requirements of Law.    The granting of Options, SARs, Restricted Stock and Stock Units and the issuance of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

13.8    Securities Law Compliance.    With respect to Participants defined as "insiders" under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

13.9    Indemnification.    Each person who is or shall have been a member of the Committee and each delegate of such Committee shall be indemnified and held harmless by First Financial against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be made a party or in which he or she may be involved in by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with First Financial's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided that First Financial is given an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it personally. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under First Financial's Articles of Incorporation or Amended and Restated Regulations, by contract, as a matter of law, or otherwise.

13.10    Headings and Captions.    The headings and captions here are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

13.11    Governing Law.    This Plan shall be construed under the laws of the State of Ohio (excluding its choice-of-law rules) to the extent not superseded by federal law.

13.12    Invalid Provisions.    In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

13.13    Conflicts.    In the event of a conflict between the terms of this Plan and any Option Agreement, Stock Agreement or SAR Agreement, the terms of the Plan shall prevail.

13.14    Successors.    All obligations of First Financial under the Plan with respect to Options, SARs, Restricted Stock and Stock Units granted hereunder shall be binding on any successor to First Financial, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of First Financial.

13.15    Deferral of Awards.    To the extent provided by the Committee under this Plan or an applicable deferral plan established by First Financial or a Subsidiary, the receipt of payment of cash or delivery of Stock that would otherwise be due to a Participant pursuant to an Award hereunder, other than Options and SARs, may be deferred at the election of the Participant. Any such deferral elections and the payment of any amounts so deferred shall be made in accordance with such rules and procedures as the Committee may establish under this Plan or the applicable deferral plan, which rules and procedures shall comply with Code Section 409A.

13.16    Date of Adoption of Plan; Shareholder Approval Required.    The adoption of the Plan is expressly conditioned on the approval of the shareholders of First Financial in accordance with Code Section 422 and the rules of Nasdaq and other applicable law.

2020 Proxy Statement    |    Stock Plan        13

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 26, 2020. FIRST FINANCIAL BANCORP. XXXX XXXX XXXX XXXX (located on the following page). FIRST FINANCIAL BANCORP. 255 E. FIFTH STREET, 29TH FLOOR CINCINNATI, OH 45202 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. D10889-P35288 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: March 27, 2020 Date: May 26, 2020 Time: 10:00 a.m. EDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/ffbc20. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/ffbc20 and be sure to have the information that is printed in the box marked by the arrow

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods D10890-P35288 Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/ffbc20. Have the information that is printed in the box marked by the arrow(located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: ANNUAL REPORTNOTICE AND PROXY STATEMENT How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 12, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees: 01) J. Wickliffe Ach 02) William G. Barron 03) Vincent A. Berta 04) Cynthia O. Booth 05) Archie M. Brown 06) Claude E. Davis 07) Corinne R. Finnerty 08) Susan L. Knust 09) William J. Kramer 10) John T. Neighbours 11) Thomas M. O'Brien 12) Maribeth S. Rahe The Board of Directors recommends that you vote FOR the following proposals: 2. Ratification of Crowe LLP as the Company’s independent registered public accounting firm for 2020. 3. Approval of the First Financial Bancorp. 2020 Stock Plan. 4. Advisory (non-binding) vote on the compensation of the Company’s executive officers. NOTE: The proxies are authorized to consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof. D10891-P35288 Voting Items

D10892-P35288

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 25, 2020 for shares held directly and by 11:59 p.m. Eastern Time on May 21, 2020 for shares held in the FFBC 401k Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ffbc20 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. FIRST FINANCIAL BANCORP. 255 E. FIFTH STREET, 29TH FLOOR CINCINNATI, OH 45202 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 25, 2020 for shares held directly and by 11:59 p.m. Eastern Time on May 21, 2020 for shares held in the FFBC 401k Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D10883-P35288 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FIRST FINANCIAL BANCORP. The Board of Directors recommends that you vote FOR the following: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ! ! ! 1. Election of Directors Nominees: 01) J. Wickliffe Ach 02) William G. Barron 03) Vincent A. Berta 04) Cynthia O. Booth 05) Archie M. Brown 06) Claude E. Davis 07) Corinne R. Finnerty 08) Susan L. Knust 09) William J. Kramer 10) John T. Neighbours 11) Thomas M. O'Brien 12) Maribeth S. Rahe For Against Abstain The Board of Directors recommends that you vote FOR the following proposals: ! ! ! ! ! ! ! ! ! 2. Ratification of Crowe LLP as the Company’s independent registered public accounting firm for 2020. 3. Approval of the First Financial Bancorp. 2020 Stock Plan. 4. Advisory (non-binding) vote on the compensation of the Company’s executive officers. NOTE: The proxies are authorized to consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D10884-P35288 FIRST FINANCIAL BANCORP. ANNUAL MEETING OF SHAREHOLDERS May 26, 2020 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Scott T. Crawley and Maria L. Hinkel, or either of them, with full power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of First Financial Bancorp. (the "Company") to be held via a Virtual Shareholder Meeting (www.virtualshareholdermeeting.com/ffbc20) on Tuesday, May 26, 2020 at 10:00 a.m., Eastern Time, or at any adjournment thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and may be revoked prior to its exercise. Receipt of the accompanying proxy statement is hereby acknowledged. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the proxies will have authority to vote "FOR" the election of directors; and "FOR" Proposals Two, Three and Four. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Continued and to be signed on reverse side